CONFIDENTIAL EXECUTION VERSION STOCK PURCHASE AGREEMENT among DRIVEN BRANDS, INC. SHINE ACQUISITION CO LIMITED, ROSE MIDCO LIMITED, BOING US HOLDCO, INC. and EXPRESS WASH OPERATIONS, LLC _________________________________________________ Dated as of February 24, 2025 _________________________________________________ Exhibit 10.1

i TABLE OF CONTENTS Page ARTICLE I PURCHASE AND SALE ............................................................................................3 SECTION 1.01 Purchase and Sale of the Interests ....................................................3 SECTION 1.02 Closing .............................................................................................3 SECTION 1.03 Estimated Statement.........................................................................6 SECTION 1.04 Post-Closing Adjustment .................................................................6 SECTION 1.05 Withholding Rights ..........................................................................9 ARTICLE II REPRESENTATIONS AND WARRANTIES REGARDING THE COMPANY GROUP ...........................................................................................................9 SECTION 2.01 Organization and Standing .............................................................10 SECTION 2.02 Authority; Binding Effect ..............................................................10 SECTION 2.03 No Conflicts; Consents ..................................................................11 SECTION 2.04 Capitalization .................................................................................11 SECTION 2.05 Financial Statements ......................................................................13 SECTION 2.06 No Undisclosed Liabilities .............................................................14 SECTION 2.07 Taxes ..............................................................................................14 SECTION 2.08 Good and Valid Title to Assets ......................................................17 SECTION 2.09 Real Property. ................................................................................17 SECTION 2.10 Intellectual Property .......................................................................20 SECTION 2.11 Contracts ........................................................................................22 SECTION 2.12 Permits. ..........................................................................................25 SECTION 2.13 Proceedings ....................................................................................25 SECTION 2.14 Benefit Plans ..................................................................................25 SECTION 2.15 Absence of Changes or Events ......................................................27 SECTION 2.16 Compliance with Applicable Law .................................................29 SECTION 2.17 Environmental Matters...................................................................30 SECTION 2.18 Employee and Labor Matters .........................................................31 SECTION 2.19 Sufficiency of Assets. ....................................................................33 SECTION 2.20 Affiliate Transactions.....................................................................34 SECTION 2.21 Insurance ........................................................................................34 SECTION 2.22 Accounting. ....................................................................................35 SECTION 2.23 Material Suppliers ..........................................................................35 SECTION 2.24 Directors and Officers; Bank Accounts .........................................35 SECTION 2.25 CARES Act Matters .......................................................................36 SECTION 2.26 Brokers ...........................................................................................36 ARTICLE III REPRESENTATIONS AND WARRANTIES OF SELLERS, PARENT AND DBI ...........................................................................................................................36 SECTION 3.01 Ownership of Shares or Interests ...................................................36 SECTION 3.02 Authority; Binding Effect ..............................................................36 SECTION 3.03 No Conflicts; Consents ..................................................................37

ii SECTION 3.04 Proceedings ....................................................................................38 SECTION 3.05 Brokers ...........................................................................................38 ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PURCHASER ........................38 SECTION 4.01 Organization and Standing .............................................................38 SECTION 4.02 Authority; Binding Effect ..............................................................38 SECTION 4.03 No Conflicts; Consents ..................................................................39 SECTION 4.04 Proceedings ....................................................................................39 SECTION 4.05 No Registration ..............................................................................40 SECTION 4.06 Financing........................................................................................40 SECTION 4.07 Limited Guarantee .........................................................................42 SECTION 4.08 Solvency .........................................................................................42 SECTION 4.09 Brokers ...........................................................................................43 SECTION 4.10 No Other Representations or Warranties .......................................43 ARTICLE V COVENANTS OF SELLERS AND THE COMPANY ..........................................44 SECTION 5.01 Access ............................................................................................44 SECTION 5.02 Conduct of the Business.................................................................45 SECTION 5.03 Confidentiality ...............................................................................49 SECTION 5.04 Intercompany Arrangements ..........................................................49 SECTION 5.05 Company Internal Reorganization; F Reorganization ...................49 SECTION 5.06 Marketable Title .............................................................................50 SECTION 5.07 Specified Sites ................................................................................50 ARTICLE VI COVENANTS OF PURCHASER..........................................................................51 SECTION 6.01 Confidentiality ...............................................................................51 SECTION 6.02 Replacement of Credit Support ......................................................52 SECTION 6.03 Insurance ........................................................................................52 SECTION 6.04 R&W Insurance Policy ..................................................................53 SECTION 6.05 Director and Officer Liability and Indemnification .......................53 SECTION 6.06 Seller Note Cooperation; Seller Credit Agreement .......................54 ARTICLE VII MUTUAL COVENANTS .....................................................................................55 SECTION 7.01 Efforts ............................................................................................55 SECTION 7.02 Further Action ................................................................................57 SECTION 7.03 Records ..........................................................................................57 SECTION 7.04 Wrong Pockets ...............................................................................59 SECTION 7.05 Publicity .........................................................................................59 SECTION 7.06 Tax Matters ....................................................................................60 SECTION 7.07 Financing........................................................................................65 SECTION 7.08 Restrictive Covenants. ...................................................................69 SECTION 7.09 Acknowledgments..........................................................................71 SECTION 7.10 Litigation Support ..........................................................................73 SECTION 7.11 Sale/Leaseback ...............................................................................73

iii ARTICLE VIII CONDITIONS TO CLOSING .............................................................................76 SECTION 8.01 Conditions to Obligation of Purchaser ...........................................76 SECTION 8.02 Conditions to Obligation of the Seller Parties ...............................78 SECTION 8.03 Frustration of Closing Conditions ..................................................79 ARTICLE IX TERMINATION .....................................................................................................79 SECTION 9.01 Termination ....................................................................................79 SECTION 9.02 Confidential Information ...............................................................81 SECTION 9.03 Consequences of Termination........................................................81 ARTICLE X EMPLOYEE MATTERS .........................................................................................83 SECTION 10.01 Employment of Transferred Employees by Purchaser ..................83 SECTION 10.02 Continuation of Compensation and Benefits .................................84 SECTION 10.03 Seller Benefit Plans ........................................................................84 SECTION 10.04 Welfare Plan Obligations ...............................................................84 SECTION 10.05 Service Credit.................................................................................85 SECTION 10.06 401(k) Plan .....................................................................................85 SECTION 10.07 No Third-Party Beneficiaries .........................................................85 ARTICLE XI NO SURVIVAL .....................................................................................................86 SECTION 11.01 Survival ..........................................................................................86 SECTION 11.02 Waivers; Exclusive Remedy ..........................................................86 SECTION 11.03 Indemnification. .............................................................................87 ARTICLE XII MISCELLANEOUS ..............................................................................................90 SECTION 12.01 Assignment ....................................................................................90 SECTION 12.02 No Third-Party Beneficiaries .........................................................90 SECTION 12.03 Expenses and Fees .........................................................................90 SECTION 12.04 Amendments; Waivers ...................................................................91 SECTION 12.05 Notices ...........................................................................................91 SECTION 12.06 Interpretation ..................................................................................92 SECTION 12.07 Disclosure Schedule .......................................................................93 SECTION 12.08 Counterparts ...................................................................................93 SECTION 12.09 Entire Agreement ...........................................................................93 SECTION 12.10 Severability ....................................................................................93 SECTION 12.11 Specific Performance; Limitation on Liability ..............................94 SECTION 12.12 Consent to Jurisdiction ...................................................................95 SECTION 12.13 WAIVER OF JURY TRIAL ..........................................................96 SECTION 12.14 GOVERNING LAW ......................................................................96 SECTION 12.15 Conflicts .........................................................................................96 SECTION 12.16 No Recourse ...................................................................................97

ANNEXES Annex A Definitions Annex B Car Wash Sites Annex C Accounting Principles Annex D Sample Calculation of Working Capital Annex E Company Internal Reorganization EXHIBITS Exhibit A Form of Transition Services Agreement Exhibit B Form of License Agreement Exhibit C Form of General Release Exhibit D Form of Joinder Exhibit E Form of Seller Note Exhibit F Seller Credit Agreement Term Sheet Exhibit G Form of Monthly Reports Exhibit H Form of Employee Leasing Agreement SCHEDULES Disclosure Schedule Business Employees Schedule Permitted Lien Schedule

2 STOCK PURCHASE AGREEMENT This STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of February 24, 2025, is made by and among Driven Brands, Inc., a Delaware corporation (“DBI”), Shine Acquisition Co Limited, an England and Wales limited company (“Seller 1”), Rose MidCo Limited, an England and Wales limited company (“Seller 2” and together with Seller 1, the “Sellers”), following execution and delivery of a joinder to this Agreement as provided in Section 5.05(b), a newly-formed Delaware corporation (“Parent” and, together with the Sellers and DBI, the “Seller Parties”), Boing US Holdco, Inc., a Delaware corporation (the “Company”), and Express Wash Operations, LLC dba Whistle Express Car Wash, a Delaware limited liability company (“Purchaser”). Each of the Sellers, the Company and Purchaser is sometimes individually referenced herein as a “Party”, and all of the Sellers, the Company and Purchaser are sometimes collectively referenced herein as the “Parties”. Certain capitalized terms used herein have the applicable meanings set forth in Annex A. RECITALS WHEREAS, the Company Group is engaged in the business of operating motor vehicle wash and detailing centers that provide services to both retail and commercial customers at the locations set forth in Annex B (the “Business”; and such sites the “Car Wash Sites”); WHEREAS, the Sellers are the legal, beneficial and record owners of all of the issued and outstanding shares of capital stock of the Company (the “Shares”); WHEREAS, prior to the Closing Date and in accordance with the terms specified on Annex E, (i) the Sellers will form Parent, (ii) the Sellers will contribute all of the Shares to Parent in exchange for all of the issued and outstanding shares of capital stock of Parent and (iii) Parent will cause the Company to be converted to a Delaware limited liability company, such that Sellers will be the legal, beneficial and record owner of all of the issued and outstanding shares of capital stock of Parent as of immediately prior to the Closing and Parent will be the legal, beneficial and record owner of all of the issued and outstanding limited liability company membership interests of the Company as of immediately prior to the Closing (the “Interests”, and the actions described in the foregoing clauses (i) through (iii), collectively, the “F Reorganization”); WHEREAS, the Parties intend that the F Reorganization will be treated as a reorganization described in Section 368(a)(1)(F) of the Code; WHEREAS, following the F Reorganization, Purchaser desires to acquire the Business by purchasing from Parent, and the Sellers desire to sell the Business by causing Parent to sell to Purchaser, in each case, on the terms and subject to the conditions set forth herein, all of the Interests; WHEREAS, concurrently with the execution of this Agreement, and as an inducement to and condition of the Sellers’ and DBI’s willingness to enter into this Agreement and the Other Transaction Documents to which Sellers are a party, Purchaser is delivering to the Sellers (i) an equity commitment letter, by and between Purchaser and Oaktree Special Situations Fund III Master Holdings (Delaware), L.P., a Delaware limited partnership (“Oaktree”; and such commitment, the “Oaktree Equity Financing Commitment”), and (ii) an equity commitment letter

3 by and between Purchaser and each of Alvarez & Marsal Partners Opportunities Fund, LP, a Delaware limited partnership, and AMCO Car Wash AIV, LP, a Delaware limited partnership (collectively, “A&M”, and together with Oaktree, each, a “Sponsor”, and collectively, the “Sponsors”; and such commitment, the “A&M Equity Financing Commitment”, and together with the Oaktree Equity Financing Commitment, each an “Equity Financing Commitment”, and collectively, the “Equity Financing Commitments”), pursuant to which the applicable Sponsor set forth therein has committed, subject to the terms and conditions expressly set forth therein, to invest in Purchaser, the cash amount set forth therein (collectively, the “Equity Financing”); and WHEREAS, concurrently with the execution of this Agreement, and as an inducement to and condition of Sellers’ and DBI’s willingness to enter into this Agreement and the Other Transaction Documents to which Sellers are a party, Purchaser is delivering to the Sellers (i) a limited guarantee of Oaktree (the “Oaktree Limited Guarantee”) and (ii) a limited guarantee of A&M (the “A&M Limited Guarantee”, and together with the Oaktree Limited Guarantee, each, a “Limited Guarantee”, and collectively, the “Limited Guarantees”), in each case, in favor of Sellers with respect to the performance by Purchaser certain of its payment obligations hereunder upon the terms and subject to the conditions set forth therein, duly executed by the applicable Sponsor and dated as of the date hereof. NOW, THEREFORE, in consideration of the representations, warranties, covenants, agreements and undertakings contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, each intending to be legally bound, hereby agree as follows: ARTICLE I PURCHASE AND SALE SECTION 1.01 Purchase and Sale of the Interests. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, Parent shall, and the Sellers shall cause Parent to, sell, transfer, convey, assign and deliver to Purchaser, and Purchaser shall accept the sale, transfer, conveyance, assignment and delivery by Parent of, all of Parent’s right, title and interest in, to and under the Interests, free and clear of all Liens (other than restrictions on transfer arising under applicable securities Laws), and Purchaser shall pay to Parent, and Parent shall accept the payment from Purchaser of, the Purchase Price, payable at the Closing as set forth in Section 1.02(c)(i) and subject to adjustment as set forth in Section 1.04, in exchange for the Interests. SECTION 1.02 Closing. (a) The closing of the Transactions (the “Closing”) shall be held remotely via the electronic exchange of documents and signatures on the third (3rd) Business Day following the satisfaction (or, to the extent permitted by applicable Law, waiver) of the conditions set forth in Article VIII (other than those conditions that, by their nature, are to be satisfied by delivery of documents or are otherwise to be satisfied by actions taken at the Closing and that would be so satisfied, but subject to the satisfaction (or, to the extent permitted by applicable Law, waiver) of such conditions at the Closing), or at such other place, time and date as shall be agreed between

4 Purchaser and Sellers; provided that, in no event shall the Closing be required to occur prior to the date that is forty-five (45) days following the date hereof, unless Purchaser notifies the Sellers of its desire to effectuate the Closing in advance of such date (in which case the Closing shall occur on such earlier date specified by Purchaser). The date on which the Closing takes place is referred to in this Agreement as the “Closing Date”. The Closing shall be deemed to be effective as of 12:01 a.m., New York City time, on the Closing Date. (b) At the Closing (other than as set forth in clause (iv) below), the Sellers shall deliver or cause to be delivered to Purchaser: (i) a valid, duly completed IRS Form W-9 executed by Parent; (ii) a certificate dated the Closing Date and signed by an authorized officer of each of the Sellers (in such officer’s capacity as such) confirming that the conditions specified in Section 8.01(a), Section 8.01(b), Section 8.01(g) and Section 8.01(j) have been fulfilled; (iii) a duly executed membership interest transfer power duly executed by Parent and assigning the Interests to Purchaser, in form and substance reasonably acceptable to Purchaser; (iv) on or prior to the date that is two (2) Business Days prior to the Closing Date, the executed Payoff Letter (if any) and all other instruments and documents necessary to release any and all Liens on the assets of the Company Group in connection with the Repaid Indebtedness (if any), which Payoff Letter, instruments and documents shall be reasonably acceptable to Purchaser and reflect the amounts required in order to pay in full such Repaid Indebtedness (if any) to each creditor in respect thereof as of the Closing, and provide that, upon payment in full of the amounts indicated, all Liens of such creditor against, in and to the properties and assets of the Company Group and all associated Contracts, instruments and documents shall be terminated and be of no further force and effect, and, if applicable, that such creditor shall forthwith execute and deliver to Purchaser (and authorize Purchaser to file) all terminations and releases as reasonably requested (including, but not limited to, UCC-3 termination statements) necessary to evidence the foregoing termination; (v) duly executed resignation letters, effective as of the Closing and in form and substance reasonably satisfactory to Purchaser, from each director, manager and officer of any member of the Company Group identified by Purchaser to the Sellers in writing no later than five (5) Business Days prior to the Closing Date, or other evidence reasonably satisfactory to Purchaser of removal of such directors, managers or officers effective as of the Closing; (vi) a certificate of a duly authorized officer of each of the Seller Parties and the Company (as applicable), in form and substance reasonably satisfactory to Purchaser and dated as of the Closing Date, (A) attaching certified copies of the resolutions duly adopted by the Company’s and each of the Seller Parties’ respective boards of directors (or equivalent governing bodies), in each case, authorizing the execution, delivery and performance of this Agreement and the Other Transaction Documents to which the Company or such Seller Party (as applicable) is a party, as applicable, and the consummation of the transactions contemplated hereby and thereby,

5 (B) attaching certified copies of the Organizational Documents of each member of the Company Group, (C) attaching good standing or similar certificate of each member of the Company Group from their respective jurisdiction of formation or organization, dated within ten (10) days prior to the Closing Date and (D) certifying the names and signatures of the officers of the Seller Parties and the Company that are authorized to sign this Agreement and each of the Other Transaction Documents to be delivered hereunder and thereunder on behalf of such Person; (vii) a general release, in substantially the form attached hereto as Exhibit C, duly executed by each of the Seller Parties; (viii) copies of termination instruments, in form and substance reasonably satisfactory to Purchaser, evidencing the termination of the Take 5 Trademark Sublicense Agreement, dated March 1, 2021, between DBI and each member of the Company Group, with no further Liabilities of any member of the Company Group; (ix) either (A) the Seller Note, duly executed by Parent, as initial noteholder (or its transferees or assignees thereof), or (B) if the Seller Credit Agreement shall be executed and delivered at Closing pursuant to Section 6.06(b), the Seller Credit Agreement, duly executed by Parent, as initial lender (or its transferees or assignees thereof); (x) the Employee Leasing Agreement, in substantially the form attached hereto as Exhibit H (the “Employee Leasing Agreement”), duly executed by Driven Brands Shared Services, LLC, a Delaware limited liability company, and DBI; and (xi) counterparts of the Other Transaction Documents to which any member of the Seller Group is a party, duly executed by such Person, as applicable. (c) At the Closing, Purchaser shall deliver or cause to be delivered to Sellers: (i) by wire transfer to a bank account designated in writing by the Sellers on the Estimated Statement, immediately available funds in an amount equal to (x) the Closing Date Purchase Price minus (y) the Seller Note Amount; (ii) by wire transfer to the applicable bank accounts for each Person set forth in the Estimated Statement to whom Repaid Indebtedness or Unpaid Company Transaction Expenses are owed, the applicable amounts provided for in the Payoff Letters or on the Estimated Statement, as applicable; (iii) a certificate dated the Closing Date and signed by an authorized officer of Purchaser confirming that, to the knowledge and belief of such officer in such officer’s capacity as such, the conditions specified in Section 8.02(a) and Section 8.02(b) have been fulfilled; (iv) a general release, in substantially the form attached hereto as Exhibit C, duly executed by Purchaser; (v) either (A) the Seller Note, duly executed by Topco, as issuer, or (B) if the Seller Credit Agreement shall be executed and delivered at Closing pursuant to

6 Section 6.06(b), the Seller Credit Agreement, duly executed by Topco, as borrower; (vi) the Employee Leasing Agreement, duly executed by Purchaser; and (vii) counterparts of the Other Transaction Documents to which Purchaser or any of its Affiliates is a party, duly executed by Purchaser or such Affiliate, as applicable. SECTION 1.03 Estimated Statement. No later than five (5) Business Days prior to the Closing, the Sellers shall deliver to Purchaser (a) a written statement (the “Estimated Statement”) setting forth (x) its good faith estimate of each of the following as of the Measurement Time: (i) Cash, (ii) Funded Debt, including each item of Repaid Indebtedness and the payoff amounts with respect thereto, together with a correct and complete list of all items of Funded Debt, (iii) Working Capital and (iv) Unpaid Company Transaction Expenses, including the amounts owed to each obligee thereof (and including a computation of all of the employer portion of any employment, payroll or similar Taxes or other statutorily required payments with respect to any such Unpaid Company Transaction Expenses), together with a calculation of the Closing Date Purchase Price based on such amounts and reasonable supporting detail for the calculation of such amounts, and (y) the wire transfer instructions for each account necessary for each payment to be made by Purchaser at the Closing in accordance with the terms and conditions of this Agreement, and (b) drafts of the Payoff Letters (if applicable). Purchaser and the Sellers agree that, during the period from the delivery of the Estimated Statement through the Closing Date, the Sellers shall, and shall cause their respective Representatives to, provide Purchaser and its Representatives reasonable access during normal business hours to the books, records, work papers, and other supporting data of the Company Group for purposes of Purchaser’s review of the Estimated Statement and the calculations set forth therein, and Seller shall consider in good faith any comments to the Estimated Statement made by Purchaser. If Seller and Purchaser agree on any changes to the Estimated Statement, such revisions shall be deemed to be made to the Estimated Statement for purposes of this Section 1.03 and for purposes of determining the payments and deliveries required pursuant to Section 1.02(c). SECTION 1.04 Post-Closing Adjustment. (a) As soon as reasonably practicable following the Closing Date, and, in any event, no later than ninety (90) days thereafter, Purchaser shall prepare and deliver to the Sellers a statement (the “Statement”) setting forth, in each case, as of the Measurement Time, a good faith calculation of (i) Working Capital, (ii) Cash, (iii) Funded Debt and (iv) Unpaid Company Transaction Expenses, together with a calculation of the Purchase Price based on such amounts and reasonable supporting detail for the calculation of such amounts. If Purchaser fails to timely deliver or cause to be delivered a Statement in accordance with this Section 1.04(a), then the Estimated Statement shall be deemed to be the Statement, and the Sellers may deliver a Notice of Disagreement with respect thereto in accordance with Section 1.04(b). (b) During the sixty (60)-day period following the Sellers’ receipt of the Statement, the Sellers and their Representatives shall be permitted reasonable access to review any working papers of Purchaser and its Representatives prepared in connection with the Statement. The Statement shall become final and binding upon the Sellers and Purchaser at 11:59 p.m., New

7 York City time, on the date that is sixty (60) days following the Sellers’ receipt thereof (the “Disagreement Deadline”), unless the Sellers give written notice to Purchaser of their disagreement with the Statement and any item or calculation set forth therein (a “Notice of Disagreement”) prior to such time. If the Notice of Disagreement is delivered by the Sellers prior to the Disagreement Deadline, then the Statement (as revised in accordance with this Section 1.04) shall become final and binding upon the Sellers and Purchaser on the earlier of (A) the date the Sellers and Purchaser resolve in writing all differences they have with respect to the matters specified in the Notice of Disagreement and (B) the date all disputed matters are finally resolved in writing by the Accounting Firm. During the thirty (30)-day period following the delivery of a Notice of Disagreement (the “Resolution Period”), the Sellers and Purchaser shall seek in good faith to resolve in writing any differences that they have with respect to the matters specified in the Notice of Disagreement and agree on a final and binding determination of such disputed items or calculations. All such discussions related thereto shall, unless otherwise agreed in writing by Purchaser and Sellers, be governed by Rule 408 of the Federal Rules of Evidence (and any applicable similar state rule, and for the avoidance of doubt, any items not included in the Notice of Disagreement shall be final, conclusive and binding on the Parties with respect to the determination of the Final Purchase Price, absent fraud or manifest error). If any matter specified in the Notice of Disagreement remains in dispute at the end of the Resolution Period, then the Sellers and Purchaser shall engage the dispute resolution group of Ernst & Young U.S. LLP or, if Ernst & Young U.S. LLP refuses such engagement, the dispute resolution group of an internationally recognized independent accounting firm mutually satisfactory to the Sellers and Purchaser (the “Accounting Firm”), to resolve any and all such matters and, no later than five (5) days following such engagement, shall submit to the Accounting Firm in writing their respective positions with respect to any and all matters that remain in dispute and that were included in the Notice of Disagreement. The Sellers and Purchaser shall jointly instruct the Accounting Firm that it (1) shall act as an expert and not as an arbitrator, (2) shall review only the matters that were included in the Notice of Disagreement and that remain in dispute, (3) shall make its determination in accordance with the requirements of this Section 1.04 and based solely on the written submissions of the Sellers and Purchaser and their respective Representatives and the terms and definitions contained in this Agreement (including Annex C hereto) and not by independent review, (4) shall not assign a value for any item that remains in dispute in excess of the high-end or less than the low-end of the value claimed by the Sellers or the value claimed by Purchaser as set forth by such Party with respect to such item in the Notice of Disagreement or Statement, respectively, and (5) shall render its written decision as promptly as practicable, but in no event later than thirty (30) days after submission to the Accounting Firm of the last to be submitted written submissions of the Sellers or Purchaser. For the avoidance of doubt, neither the Sellers nor Purchaser shall have any ex parte communications (whether written or oral) with the Accounting Firm acting in its capacity pursuant to this Section 1.04. Judgment may be entered upon the determination of the Accounting Firm in any court having jurisdiction over the Party against which such determination is to be enforced. The scope of the disputes to be resolved by the Accounting Firm shall be limited to whether there were mathematical errors in the Statement and whether any component of Purchase Price as calculated in the Statement was calculated in accordance with the applicable definitions herein, the Accounting Principles and this Section 1.04, and the Accounting Firm is not authorized or permitted to make any other determination, including any determination as to whether the Accounting Principles were followed in calculating Target Working Capital or whether any inclusion in or omission from the sample calculation set forth on Annex D (the

8 “Sample Calculation”) is correct. Without limiting the generality of the foregoing, the Accounting Firm is not authorized or permitted to make any determination as to any matter contemplated by this Agreement, except as set forth in this Section 1.04. Purchaser and the Sellers shall request that the Accounting Firm deliver a certificate of the Accounting Firm that it reached its decision in accordance with the provisions of this Section 1.04(b). The decision of the Accounting Firm shall be final, conclusive and binding on the Parties with respect to the determination of the Final Purchase Price, absent fraud or manifest error. At any time, including following the Resolution Period, the Sellers and Purchaser may agree in writing to settle any disputed matter set forth in the Notice of Disagreement, including any disputed matter submitted to the Accounting Firm, which agreement shall be final and binding upon the Sellers and Purchaser; provided that, if such disputed matter has been submitted to the Accounting Firm, the Sellers and Purchaser shall jointly instruct the Accounting Firm not to resolve such disputed matter, it being agreed that if the Accounting Firm nonetheless resolves such disputed matter, the agreement of the Sellers and Purchaser with respect to such disputed matter shall control. The fees and expenses of the Accounting Firm in its capacity as such shall be borne by the Sellers and Purchaser in inverse proportion to the dollar amounts resolved in favor of such Party relative to the aggregate amount of all matters submitted to the Accounting Firm, which shall be determined by the Accounting Firm at the time the determination of the Accounting Firm is rendered on the merits of the matters submitted. The fees, costs and expenses of Purchaser incurred in connection with its preparation of the Statement, its review of any Notice of Disagreement and its preparation of any written submission to the Accounting Firm shall be borne by Purchaser, and the fees, costs and expenses of the Sellers incurred in connection with its review of the Statement, its preparation of any Notice of Disagreement and its preparation of any written submission to the Accounting Firm shall be borne by the Sellers. (c) If the Closing Date Purchase Price is less than the Final Purchase Price, then Purchaser shall pay to an account designated in writing by the Sellers an amount equal to the absolute value of such difference by wire transfer of immediately available funds no later than five (5) Business Days after the Statement becomes final and binding on the Sellers and Purchaser pursuant to Section 1.04(b). (d) If the Final Purchase Price is less than the Closing Date Purchase Price, then DBI shall pay, or cause Parent to pay, to an account designated in writing by Purchaser the amount of such difference by wire transfer of immediately available funds no later than five (5) Business Days after the Statement becomes final and binding on the Sellers and Purchaser pursuant to Section 1.04(b). (e) Purchaser agrees that, from and after the Closing and until the date on which the Statement shall become final and binding on the Parties pursuant to Section 1.04(b), (i) it shall not take any action with respect to the accounting Records of the Company on which the Statement is to be based with the intent to obstruct, prevent or otherwise adversely affect the procedures or the results of the procedures set forth in this Section 1.04 and (ii) it shall afford and cause to be afforded to the Sellers and any Representative of the Sellers, in connection with the preparation of any Notice of Disagreement, reasonable access, upon reasonable notice, during normal business hours and in a manner that does not unreasonably interfere with the operations of Purchaser or any of its Subsidiaries, to the properties, books, contracts, personnel (including personnel responsible for accounting and finance) and Records of the Company, in each case, to the extent involved in

9 or relevant to (as applicable) the preparation of the Statement, and Purchaser’s and its accountants’ work papers relevant to the preparation of the Statement and any Notice of Disagreement (subject to the satisfactory execution of customary access letters, if applicable), and shall provide the Sellers, upon the Sellers’ reasonable request and at the Sellers’ expense, with copies of any such books, contracts, Records and work papers. From and after the Closing and until the date on which the Statement shall become final and binding on the Parties pursuant to Section 1.04(b), DBI shall, and shall cause each other member of the Seller Group to, afford and cause to be afforded to Purchaser and its Representatives, in connection with the preparation of the Statement or in connection with resolving and dispute related thereto, reasonable access, upon reasonable notice, during normal business hours and in a manner that does not unreasonably interfere with the operations of the Seller Group or any of its Affiliates, to the to the properties, books, contracts, personnel (including personnel responsible for accounting and finance) and Records of the Seller Group, in each case, to the extent related to the Company Group or involved in or relevant to (as applicable) the preparation of the Statement or resolving and dispute related thereto, and the Seller Group’s and its accountants’ work papers relevant to the preparation of the Statement or resolving and dispute related thereto (subject to the satisfactory execution of customary access letters, if applicable), and shall provide Purchaser, upon Purchaser’s reasonable request and at Purchaser’s expense, with copies of any such books, contracts, Records and work papers. (f) Any amounts paid pursuant to this Section 1.04 will constitute an adjustment to the Purchase Price for all purposes hereunder (including U.S. federal and applicable state and local income tax purposes), unless otherwise required by applicable Law. SECTION 1.05 Withholding Rights. Purchaser shall be entitled to deduct and withhold or cause there to be deducted or withheld from amounts otherwise payable pursuant to the Transaction Documents such amounts as any such Person is required to deduct and withhold under any provision of Tax Law. If Purchaser determines that any amount is required to be deducted or withheld with respect to amounts payable to any Person (other than any such deduction or withholding in respect of amounts treated as compensation for applicable income Tax purposes or as a result of Parent’s failure to provide an IRS Form W-9 as required under Section 1.02(b)(i)), Purchaser shall use commercially reasonable efforts to (a) provide such Person with five (5) days’ prior written notice regarding any proposed withholding and (b) cooperate with any reasonable request from such Person in respect of which deduction and withholding is required to obtain reduction of or relief from such deduction or withholding. To the extent that amounts are so deducted or withheld and paid to the applicable Taxing Authority, such deducted or withheld amounts shall be treated for all purposes of the Transaction Documents as having been paid to the Person in respect of which such deduction and withholding was made. ARTICLE II REPRESENTATIONS AND WARRANTIES REGARDING THE COMPANY GROUP Except as disclosed in the Disclosure Schedule in accordance with Section 12.07, the Seller Parties hereby jointly and severally represent and warrant to Purchaser as of the date hereof and as of the Closing Date that the following statements are true and correct (provided that Parent’s representations and warranties shall only be made as of immediately following the consummation of the F Reorganization and as of the Closing Date):

10 SECTION 2.01 Organization and Standing. (a) The Company is a corporation, and following completion of the F Reorganization will be a limited liability company, in each case, duly organized, validly existing and in good standing under the Laws of the State of Delaware and has the requisite corporate power and authority necessary to conduct the Business as presently conducted and to own, lease or possess its properties. Each Company Subsidiary is an entity duly organized, validly existing and in good standing under the Laws of its respective jurisdiction of incorporation, formation or organization and has the requisite power and authority necessary to carry on its business as presently conducted and to own, lease or possess its properties. No member of the Company Group is in default under, or in violation of any provision of, its Organizational Documents. (b) Each member of the Company Group is duly qualified to do business and, where applicable, is in good standing under the Laws of each state or other jurisdiction in which the ownership or use of its properties, assets or rights or the nature of the activities conducted by it requires such qualification, except, in each case, where the failure to be so qualified or in good standing, as applicable, would not reasonably be expected to result in a Company Material Adverse Effect. (c) The copies of the Organizational Documents of each member of the Company Group which have been provided to Purchaser are true, correct and complete. SECTION 2.02 Authority; Binding Effect. (a) The Company has all requisite corporate power and authority to execute and deliver this Agreement and each of the Other Transaction Documents to which it is or is specified to be a party and to consummate the transactions contemplated hereby and thereby (including the Company Internal Reorganization and the F Reorganization) and perform its other obligations hereunder and thereunder (except that any resolutions or filings required in connection with the F Reorganization may be approved or made, as applicable, in connection with the consummation of the F Reorganization). The Company has taken all corporate action required, and no other proceedings on the part of the Company are necessary, to authorize the execution, delivery and performance of this Agreement and each of the Other Transaction Documents to which it is or is specified to be a party and to authorize the consummation of the transactions contemplated to be consummated by it pursuant to this Agreement and such Other Transaction Documents (except that any resolutions or filings required in connection with the F Reorganization may be approved or made, as applicable, in connection with the consummation of the F Reorganization). (b) This Agreement has been duly executed and delivered by the Company and, prior to the Closing, the Company will have duly executed and delivered each of the Other Transaction Documents to which it is or is specified to be a party. (c) Assuming that this Agreement has been duly authorized, executed and delivered by Purchaser, this Agreement constitutes, and, upon the due authorization, execution and delivery by the other parties to each Other Transaction Document, each Other Transaction Document to which the Company is or is specified to be a party will constitute, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms,

11 except to the extent such enforcement may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other Laws affecting creditors’ rights generally and general principles of equity (collectively, the “Remedies Exception”). SECTION 2.03 No Conflicts; Consents. (a) Assuming the delivery or receipt, as applicable, by the Company of the notices, consents, waivers, approvals and authorizations (each, a “Consent”) set forth in Section 2.03(a) of the Disclosure Schedule, the execution and delivery by the Company of this Agreement and each of the Other Transaction Documents to which it is or is specified to be a party and the consummation by the Company of the transactions contemplated hereby and thereby (including the Company Internal Reorganization and the F Reorganization) and the performance by the Company of its other obligations hereunder and thereunder do not or will not (whether with or without the passage of time, the giving of notice or both), as applicable, result in any (i) breach, violation or default by any member of the Company Group under the Organizational Documents of any member of the Company Group or (ii) (A) material breach, violation or default by any member of the Company Group, (B) termination, cancellation, right of revocation, suspension, modification or acceleration of any right or obligation (or give rise to the right of any Person to assert any such right or obligation), (C) loss of any benefit of any member of the Company Group, (D) obligation to make any payment (including any change of control, severance or similar payments) under, or requirement to obtain any consent or provide any notice under or (E) creation of any mortgage, deed of trust, lien, security interest, pledge, option, right of first refusal or offer, restriction on transfer, easement, hypothecation, title defect, charge, covenant, right of way, claim, conditional sales contract or other encumbrance of any nature whatsoever (each, a “Lien”) upon any property or asset owned by any member of the Company Group or any of the Shares or Interests (other than, solely with respect to any property or assets owned by any member of the Company Group, any Permitted Liens), in each case, under any provision of, (1) any Material Contract or Permit or (2) any Injunction or, subject to the Authorizations and Filings described in Section 2.03(b)(i), applicable Law. (b) No consent, waiver, approval, clearance, license, permit, order or authorization of or by any Governmental Entity (each, an “Authorization”) or filing, application, notification, registration or other declaration made to or with any Governmental Entity (each, a “Filing”) is required to be obtained or made by or with respect to any member of the Company Group in connection with the execution, delivery and performance of this Agreement or the Other Transaction Documents, the consummation of the transactions contemplated hereby or thereby or the compliance by the Company with the terms and conditions hereof and thereof, other than (i) as may be required by the HSR Act, (ii) Filings in connection with the F Reorganization and (iii) as may be required solely by reason of Purchaser’s or any of its Affiliates’ participation in the transactions contemplated by any of the Transaction Documents. SECTION 2.04 Capitalization. (a) The Shares (as of the date hereof), and Interests (as of the Closing), constitute all of the authorized, issued and outstanding Capital Securities of the Company and are held beneficially and of record by the Sellers (as of the date hereof) as set forth in Section 2.04(a) of the Disclosure Schedule, and Parent (as of the Closing), free and clear of any Liens (except as

12 may be set forth in the Organizational Documents of the Company, restrictions on transfer arising under applicable securities Laws). The Shares have been, and as of the Closing the Interests will be, duly authorized and validly issued and are fully paid and non-assessable. The Shares have not been, and as of the Closing the Interests will not have been, issued in violation of any preemptive right, subscription right, right of first refusal, right of first offer or similar right or applicable Law, the Organizational Documents of the Company or any Contract to which the Company is subject or bound, and the Shares are not, and as of the Closing the Interests will not be, subject to any preemptive right, subscription right, right of first refusal, right of first offer or similar right. (b) Except for the Shares (or, as of the Closing, the Interests), there are no Capital Securities of the Company that are issued, reserved for issuance or outstanding. There are no outstanding or authorized warrants, options, rights, puts, rights to subscribe, conversion rights, rights to compensation or other payment or similar rights based on the price of Capital Securities of the Company, “phantom” equity or stock rights, stock or equity appreciation rights, restricted stock units, stock- or equity-based performance units, equity- or equity-based compensation awards, convertible or exchangeable securities, in each case, of the Company, and there are no Contracts (contingent or otherwise) to which the Company is a party or which are binding upon the Company, or other commitments, obligations or undertakings (contingent or otherwise) (other than this Agreement) (i) pursuant to which the Company or any member of the Seller Group is or may become obligated to issue, sell, grant, dispose of, repurchase, redeem or acquire, directly or indirectly, (A) any Capital Securities of, equity interest in, or voting security of, the Company or (B) any security or obligation convertible into, or exercisable or exchangeable for, or giving any Person a right to subscribe for or acquire any, Capital Securities of, equity interest in, or voting security of, the Company, (ii) pursuant to which the Company or any of member of the Seller Group is or may become obligated to issue, sell, grant, dispose of, repurchase, redeem or acquire, directly or indirectly, any such warrant, option, right, unit, security, commitment, obligation or undertaking described in the foregoing clause (i), or (iii) that gives any person the right to receive any benefits or rights similar to any rights enjoyed by or accruing to the holder of the Shares or any other Capital Securities of the Company. Other than this Agreement and the Organizational Documents of the Company, the Shares or other Capital Securities of the Company are not subject to any voting trusts, proxy or other Contract restricting or otherwise relating to the voting, dividend rights or disposition of the Shares or any Capital Securities of the Company. No Person has any right (whether by Law or by Contract) with respect to the purchase, subscription, allotment or issuance of any Capital Securities of the Company. There are no bonds, debentures, notes or other Funded Debt of the Company having the right to vote or consent on any matters on which a holder of Capital Securities of the Company is entitled to vote. (c) The Company has good and valid title to, directly or indirectly, all of the outstanding Capital Securities of each Company Subsidiary, free and clear of all Liens (except as may be set forth in the Organizational Documents of the applicable Company Subsidiary and restrictions on transfer arising under applicable securities Laws), and is the legal, record and beneficial owner thereof. Section 2.04(c) of the Disclosure Schedule sets forth a true, correct and complete list of authorized, issued and outstanding Capital Securities of each Company Subsidiary and the record and beneficial owner thereof. None of the issued or outstanding Capital Securities of any Company Subsidiary have been issued in violation of any preemptive right, subscription right, right of first refusal, right of first offer or similar right or applicable Law, the Organizational Documents of the applicable Company Subsidiary or any Contract to which any member of the

13 Company Group is subject or bound, and none of the outstanding Capital Securities of any Company Subsidiary are subject to any preemptive right, subscription right, right of first refusal, right of first offer or similar right. There are no outstanding warrants, options, rights, puts, rights to subscribe, conversion rights, rights to compensation or other payment or similar rights based on the price of Capital Securities of the Company, “phantom” equity or stock rights, stock or equity appreciation rights, restricted stock units, stock- or equity-based performance units, convertible or exchangeable securities, in each case, of any Company Subsidiary, and there are no Contracts (contingent or otherwise) to which any Company Subsidiary is a party or which are binding upon any Company Subsidiary, or other commitments, obligations or undertakings (contingent or otherwise) (i) pursuant to which the Company or any member of the Seller Group or Company Group is or may become obligated to issue, sell, grant, dispose of, repurchase, redeem or acquire, directly or indirectly, (A) any Capital Securities of, equity interest in, or voting security of, any Company Subsidiary or (B) any security or obligation convertible into, or exercisable or exchangeable for, or giving any Person a right to subscribe for or acquire any, Capital Securities of, equity interest in, or voting security of, any Company Subsidiary, (ii) pursuant to which the Company or any member of the Seller Group or Company Group is or may become obligated to issue, sell, grant, dispose of, repurchase, redeem or acquire, directly or indirectly, any such warrant, option, right, unit, security, commitment, obligation or undertaking described in the foregoing clause (i), or (iii) that gives any person the right to receive any benefits or rights similar to any rights enjoyed by or accruing to the holder of the Capital Securities in any Company Subsidiary. Other than the Company Subsidiaries, no member of the Company Group owns, directly or indirectly, any equity interest in, or voting security of, any other Person or any Investments nor is any member of the Company Group bound by any Contract under which it may become obligated to make any future Investment. Other than this Agreement and the Organizational Documents of the applicable Company Subsidiary, the Capital Securities of each Company Subsidiary are not subject to any voting trusts, proxy or other Contract restricting or otherwise relating to the voting, dividend rights or disposition of such Capital Securities. No Person has any right (whether by Law or by Contract) with respect to the purchase, subscription, allotment or issuance of any Capital Securities of any Company Subsidiary. There are no bonds, debentures, notes or other Funded Debt of any Company Subsidiary having the right to vote or consent on any matters on which a holder of Capital Securities of any Company Subsidiary is entitled to vote. SECTION 2.05 Financial Statements. Section 2.05(i) of the Disclosure Schedule sets forth true, correct and complete copies of (a) the unaudited consolidated balance sheets of the Business as of December 31, 2022 and December 31, 2023 and the related unaudited consolidated statements of operations of the Business for the one (1)-year periods then-ended and (b) the unaudited consolidated balance sheet of the Business as of October 31, 2024 (such balance sheet, the “Latest Balance Sheet”, and such date, the “Latest Balance Sheet Date”) and the related unaudited consolidated statements of operations of the Business for the ten (10)-month period then-ended (the financial statements described in clauses (a) and (b), together, the “Financial Statements”). The Financial Statements (i) were derived from the financial statements of the Seller Group, which financial statements of the Seller Group were prepared in accordance with GAAP, (ii) except as set forth in Section 2.05(ii) of the Disclosure Schedule, were prepared in accordance with GAAP, and (iii) present fairly, in all material respects, the consolidated financial condition, position and results of operations of the Business as of the respective dates thereof or for the periods then–ended, as applicable, subject to the absence of disclosures normally made in footnotes to audited financial statements (none of which footnote disclosures would, alone or in the

14 aggregate, be materially adverse to the business, operations, assets, liabilities, financial condition, operating results, cash flow, cash or working capital of the Business), normal and recurring year- end adjustments (none of which are material to the Business either individually or in the aggregate) and corporate, tax, similar and other allocations described in nature and amount in Section 2.05(iii) of the Disclosure Schedules necessary for carve-out financial statements. The Company Group maintains a system of internal controls sufficient to provide reasonable assurance that transactions involving each member of the Company Group are properly authorized and accurately recorded to permit the preparation of the Financial Statements. SECTION 2.06 No Undisclosed Liabilities. The Company Group and the Business are not subject to, and the Company Group and the Business do not have, any material Liability, whether absolute, contingent, accrued or otherwise, other than liabilities (a) specifically reflected on, and adequately reserved against, in the Latest Balance Sheet, (b) incurred since the Latest Balance Sheet Date in the ordinary course of business (none of which relates to any breach of any Contract or warranty, misappropriation, tort, infringement, environmental, health or safety matter or violation of any Law (or any Proceeding relating to any of the foregoing), or has arisen in connection with any action, claim or lawsuit), or (c) arising or incurred in connection with the Transactions to the extent either satisfied in full prior to the Closing or included in Unpaid Company Transaction Expenses. SECTION 2.07 Taxes. (a) The Company Group has timely filed (taking into account any available extensions of time for such filings) or has had filed on its behalf by a member of the Seller Tax Group, all income and other material Tax Returns that it was required to file. All such Tax Returns are true, correct and complete in all material respects and have been prepared in compliance with all applicable Laws in all material respects. (b) All income and other material Taxes due and owing by the Company Group have been timely paid by the Company Group, or on behalf of the Company Group by a member of the Seller Tax Group, whether or not such Taxes are shown or required to be shown on a Tax Return. (c) The unpaid Taxes of the Company did not, as of the Latest Balance Sheet Date, materially exceed the reserve for Tax liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the Financial Statements (rather than in any notes thereto). Since the Latest Balance Sheet Date, the Company Group has not incurred any material liability for Taxes outside the ordinary course of business, otherwise inconsistent with past custom and practice or that is not expressly contemplated by this Agreement. (d) No written claim has been made by a Taxing Authority in a jurisdiction where a member of the Company Group does not file a Tax Return that such member of the Company Group is or may be subject to taxation by that jurisdiction or may be required to file a Tax Return in that jurisdiction. (e) There is no Lien (other than any Lien for Taxes not yet due and for which

15 adequate reserves have been established in the Latest Balance Sheet in accordance with GAAP) for Taxes on any asset of any member of the Company Group. (f) No member of the Company Group has waived any statute of limitations in respect of its Taxes or obtained any extension of time with respect to an assessment or deficiency for Taxes that is still in effect, other than an extension of time to file a Tax Return that was automatically obtained in the ordinary course of business, and no member of the Company Group has requested or consented to extend to a date later than the Closing Date the period in which any Tax may be assessed or collected by any Taxing Authority. (g) During the last five (5) years, no Tax Return of the Company Group has been the subject of an audit, assessment or other Proceeding by a Governmental Entity with respect to a material amount of Tax, and there is no written audit, assessment or other Proceeding relating to the Company Group’s Taxes or Tax Returns pending, in progress or threatened in writing. (h) The Company Group has not received from any U.S. federal, state, local or non-U.S. Taxing Authority (including jurisdictions where such Person has filed Tax Returns) any written (i) notice indicating an intent to open a Proceeding related to Tax matters or (ii) request for information related to Tax matters or (iii) notice of deficiency or proposed adjustment for any amount of Tax proposed, asserted or assessed by any Taxing Authority against the Company Group. (i) No member of the Company Group is a party to or bound by any Tax allocation or sharing agreement that will remain in place after the Closing Date, other than customary commercial contracts, no principal purpose of which is related to Tax (such customary commercial contracts, “Customary Contracts”). (j) The Company Group (i) has withheld all material Taxes required to have been withheld from amounts paid or owing to any employee, contractor or other party, (ii) has properly and timely remitted any such withheld Taxes to the appropriate Governmental Entity under applicable Law and (iii) is in material compliance with all applicable information reporting and withholding requirements under applicable Laws relating to Tax, and its records contain all information and documents necessary to comply therewith. (k) Each employee and independent contractor of the Company Group is, and for the last five (5) years has been, in all material respects properly classified for payroll and other applicable Tax purposes. (l) No member of the Company Group has been a member of an affiliated, combined, consolidated, or similar group for applicable Tax purposes (other than a Seller Tax Group or a tax group of which the Company is or was the parent), and no member of the Company Group has any liability for the Taxes of another Person (i) pursuant to Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or non-U.S. Law), other than with respect to the Seller Tax Group, (ii) as a transferee or successor or (iii) by Contract or otherwise (except with respect to Customary Contracts). (m) No member of the Company Group has been a party to any transaction that is or is substantially similar to a “reportable transaction” as such term is defined in Treasury

16 Regulations Section 1.6011-4(b), or any other transaction requiring disclosure under similar provisions of state, local or non-U.S. Tax Law. (n) No member of the Company Group (or Purchaser or any of its Affiliates, with respect to transactions undertaken by members of the Company Group prior to the Closing) will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a Pre-Closing Tax Period, (ii) use of an improper method of accounting for a Pre-Closing Tax Period, (iii) Section 481 adjustment made prior to Closing or required to be made in connection with the Transactions, (iv) closing agreement with a Taxing Authority executed on or before the Closing Date, (v) prepaid amount or deferred revenue received on or prior to the Closing Date, (vi) use of the cash method of accounting on or prior to the Closing Date, (vii) intercompany transaction entered into on or prior to the Closing Date or (viii) installment sale or open transaction disposition made on or prior to the Closing Date. (o) During the last five (5) years, no member of the Company Group or any predecessor has been a party to any transaction intended to qualify under Section 355 or 361 of the Code (or so much of Section 356 of the Code as relates to Section 355 of the Code). (p) No member of the Company Group (i) that is as of Closing classified as a “C corporation” for U.S. federal income Tax purposes, is, or has ever been, a “United States real property holding corporation” within the meaning of section 897(c)(2) of the Code, or (ii) has a permanent establishment (within the meaning of an applicable Tax treaty) or office or fixed place of business in a jurisdiction outside the United States. (q) The Company Group has (i) properly collected all material amounts of sales or similar Taxes required to be collected in the time and manner required by any applicable Law and timely remitted all such sales or similar Taxes (and use Taxes due and payable) to the applicable Taxing Authority in the time and in the manner required by any applicable Law, and (ii) collected and maintained all resale certificates and other documentation required to qualify for any exemption from the collection of sales Taxes to the extent applicable. (r) For U.S. federal income Tax purposes, (i) at all times since its formation through the F Reorganization, the Company was properly classified as a “C corporation,” (ii) at all times since its formation through its conversion to a limited liability company, Express Management Arkansas, Inc. was properly classified as a “C corporation,” (iii) at all times since its formation, each member of the Company Group (other than the Company and Express Management Arkansas, Inc.) was disregarded as a separate entity from its owner, (iv) at all times following the F Reorganization and through the Closing, the Company was disregarded as an entity separate from Parent and (v) at all times following its conversion to a limited liability company through the Closing, Express Management Arkansas, LLC was disregarded as a separate entity from its owner. (s) Each member of the Company Group has complied with all unclaimed property, escheat and similar Law in all material respects and has duly and properly remitted, to the extent required by such applicable Law, all material properties or credits or other assets to the appropriate Taxing Authority.

17 (t) There is no power of attorney given by or binding upon the Company Group with respect to Taxes for any period for which the statute of limitations (including any waivers or extensions) has not yet expired. (u) The Company Group has not taken any action with respect to Taxes pursuant to the Families First Coronavirus Response Act, the CARES Act, or other Coronavirus Aid that resulted in or will result in the delay or reduction in the payment or the deposit of any Taxes, any delay in the filing of any Tax Return, any material Tax election or other Tax-related filing (including pursuant to IRS Notice 2020-18, IRS Notice 2020-23 or any similar or related guidance for federal, state or local Tax purposes), any change in accounting method or accounting period, any amendment to any Tax Return, any consent to any extension or waiver of the limitations period applicable to any Tax claim or assessment, any claim for refund, any utilization of any Tax credits (including any employee retention credit) or Tax benefits or other Tax incentives, in each case, to the extent such action would reasonably be expected to be material to the Company Group (taken as a whole). (v) No amount or benefit that could be, or has been, received (whether in cash or property or the vesting of property or the cancellation of indebtedness) by any “disqualified individual” (as defined in Section 280G of the Code) would reasonably be expected to be characterized as an “excess parachute payment” (as defined in Section 280G(b)(1) of the Code) as a result of the consummation of the Transactions. No member of the Company Group has any gross-up or indemnity obligations for any Taxes or other Tax-related payments incurred under Sections 409A or 4999 of the Code. Each Benefit Plan that is or forms part of a “nonqualified deferred compensation plan” (within the meaning of Section 409A(d) of the Code) and under which a Business Service Provider could receive any payments or benefits has been administered, documented and maintained in all material respects in accordance with Section 409A of the Code, such that no Tax, interest or penalty is or has been due and owing in respect of such arrangement failing to be in compliance therewith. SECTION 2.08 Good and Valid Title to Assets. Except as set forth in Section 2.08 of the Disclosure Schedule, the Company Group has good and valid title to each of the material properties and assets it purports to own, and a valid leasehold interest in, or a valid license to use each of the material properties and assets it purports to lease or license (as applicable), in each case, free and clear of all Liens (other than Permitted Liens), as (a) reflected in the Latest Balance Sheet or (b) acquired by the Company Group after the Latest Balance Sheet Date (collectively, the “Company Assets”), other than, in each case, Inventory sold or otherwise disposed of in the ordinary course of business and any assets transferred to the Seller Group as part of the Company Internal Reorganization. SECTION 2.09 Real Property. (a) Section 2.09(a)-1 of the Disclosure Schedule sets forth a true and complete list of the street address of all fee-owned real property owned by any member of the Company Group (other than any fee-owned real property that is part of the Company Internal Reorganization and set forth in Section 2.09(a)-2 of the Disclosure Schedule) (such real property, together with such member of the Company Group’s right, title and interest in all buildings, improvements and fixtures thereon and all other appurtenances thereto, the “Owned Real Property”), together with

18 the name of the Company Group member that owns (or, prior to the Closing, will own) such Owned Real Property. (b) Section 2.09(a) of the Disclosure Schedule sets forth a true and complete list of the street addresses of all real property of which any member of the Company Group is a lessee, sublessee, licensee or similar occupant (other than any leased, subleased, licensed or similarly occupied real property that is part of the Company Internal Reorganization) (such real property, the “Leased Real Property” and, together with the Owned Real Property, the “Real Property”), together with the name of the Company Group member that is (or, prior to the Closing, will be) such lessee, sublessee, licensee or occupant. Section 2.09(a) of the Disclosure Schedule and, with respect to guarantees Section 2.09(l) of the Disclosure Schedules also sets forth a true and complete description of each written lease, sublease, license or other agreement in respect of any Leased Real Property, together with all amendments, assignments, guarantees and other supplements thereto (any Contract set forth or required to be set forth in Section 2.09(b) of the Disclosure Schedule, a “Lease”). (c) The Company Group has (or, prior to the Closing, will have) good and valid fee title to all Owned Real Property and good and valid title to the leasehold estates in all Leased Real Property, in each case, free and clear of all Liens (other than any Permitted Lien). With respect to the Leased Real Property, the Company Group has delivered or made available to Purchaser true, complete and correct copies of any leases or subleases affecting the Leased Real Property. All such Leases are in full force and effect, and there are no material existing breaches or defaults thereunder, including without limitation, the non-payment of rent or any other charges due under such Leases, or any events that with or without the passage of time or the giving of notice, or both, would constitute a material breach, default, or an event of default under any Lease. There exists no condition, restriction or reservation that would prevent the Business, and the Company Group in its operation of the Business after the Closing Date, from enforcing its rights with respect to Leased Real Property after the Closing to the same full extent the Company could if the Transactions did not occur. (d) Except as set forth in Section 2.09(d) of the Disclosure Schedule and Permitted Liens, neither the Company Group nor any other member of the Seller Group has granted to any other Person any right to use or occupy all or any material portion of any Owned Real Property or any Leased Real Property and no other Person occupies all or any material portion of any Owned Real Property or any Leased Real Property (with each agreement granting any such use or access referred to as a “Sublease”). (e) Except as set forth in Section 2.09(e) of the Disclosure Schedules, following the Closing Date, none of the Seller Parties nor any Affiliate of the Seller Parties will be the landlord under any Lease or otherwise have control of any parcel (or portion thereof) of Real Property (with any such location referred to as a “Seller Party Controlled Site”). (f) Except as set forth in Section 2.09(f) of the Disclosure Schedules, there are no undisclosed and unpaid development, broker or finder’s fees, obligatory capital expenditures (presently or upon the occurrence of a future event or condition), fees under development option agreements, or contingent earnout payments associated with any Real Property or the operation of the Business thereon.

19 (g) There are no Proceedings pending nor threatened against or affecting the Real Property or any portion thereof or interest therein that would reasonably be expected to materially impair the conduct of the Business as presently conducted. No member of the Seller Group has received any written notice from any Governmental Entity of any condemnation, expropriation or other proceeding in eminent domain pending or, to the Knowledge of Seller, threatened, against or affecting any portion of the Real Property. No material improvements constituting a part of the Real Property encroach on real property owned or leased by a Person other than any Person in the Company Group or the Seller Group. (h) The Real Property and the improvements, buildings, building, life safety and electrical systems, plants, structures, fixtures, machinery, equipment (including car wash systems), vehicles and other items of tangible personal property and improvements thereon used in the Business are structurally sound in all material respects, are in good condition and repair (reasonable wear and tear excepted) in all material respects, are functioning properly, in all material respects, and are sufficient in all material respects for the current uses thereof. None of the buildings, plants, structures, fixtures, machinery, equipment, vehicles and other items of tangible personal property is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost. (i) The Real Property is in compliance in all material respects with all applicable Laws and requirements, including the Americans with Disabilities Act. To the Knowledge of Seller, there are no material latent defects in the construction of any of the buildings or improvements on the Real Property. The Real Property includes all sewer and wastewater discharge capacity, potable water capacity, other utility rights and development rights which were originally obtained with the Real Property by the Company Group, and no such capacity or rights have previously been conveyed or transferred by the Company Group or Seller Group. All utilities are made available to the Real Property through valid easements or existing public rights-of-way. The Real Property has all necessary access, either directly or by appurtenant easement, to and from public highways, streets, and roads and no pending or, to the Knowledge of Seller, threatened Proceeding or other fact or condition exists that could limit or result in the termination of such access. (j) Subject to Permitted Liens, the use and operation of the Real Property in the conduct of the Business do not violate in any material respect any Law, covenant, condition, restriction, easement, license, permit or agreement. (k) None of the Real Property is subject to or encumbered by any purchase option, right of first-refusal or other contractual right or obligation granting any third party the right to purchase or otherwise acquire an interest in the Real Property. (l) Section 2.09(l) of the Disclosure Schedules sets forth a true, correct and complete list of all Business Guarantees under any Lease. (m) Section 2.09(m) of the Disclosure Schedules set forth a true, correct and complete list of the Contracts in effect as of the date hereof pursuant to which any member of the Company Group has agreed to, after the date hereof, sell, transfer, assign or otherwise dispose of real property to another Person (other than to another member of the Seller Group and set forth in

20 Section 2.09(a)-2 of the Disclosure Schedule). (n) Section 2.09(n) of the Disclosure Schedules sets forth a true, correct and complete list of each pipeline motor vehicle wash and detailing center included in the Real Property (collectively, the “Pipeline Sites”). SECTION 2.10 Intellectual Property. (a) Except for the Intellectual Property to be provided pursuant to the Transition Services Agreement or the License Agreement, the members of the Company Group solely own all Company Intellectual Property and have the valid right to use, free and clear of all Liens (other than Permitted Liens), all other Intellectual Property necessary to conduct the Business as presently conducted. (b) Section 2.10(b) of the Disclosure Schedule sets forth a true and complete list, as of the date of this Agreement, of all Intellectual Property owned or purported to be owned by the Company Group (the “Company Intellectual Property”), that is registered, recorded, filed, or issued under the authority of any Governmental Entity or a domain name registrar (“Company Registered Intellectual Property”), and the jurisdiction in which such item of Company Registered Intellectual Property has been registered or filed and the applicable application, registration, or serial or other similar identification number. All outstanding filings and fees necessary for the Company Registered Intellectual Property have been made as of the Closing Date. (c) No Proceeding is pending or, since January 1, 2022, has been threatened in writing, against (x) any member of the Company Group or (y) any other member of the Seller Group with respect to the Business by any Person challenging the ownership, validity, or enforceability, of any material Company Intellectual Property. (d) Except as set forth in Section 2.10(b) of the Disclosure Schedule, no member of (x) the Company Group and (y) any other member of the Seller Group with respect to the Business, is a party to any agreement pursuant to which any of them (i) receives a license for the use of any Intellectual Property owned by any other Person, other than non-exclusive licenses granted by service providers or licenses for commercially available software or other technology with one-time or annual license, maintenance, support and other fees of $250,000 or less, or (ii) grants to any Person rights in, to or under any material Company Intellectual Property, other than non-exclusive licenses granted in the ordinary course of business or implied by the sale of goods. Except as set forth in Section 2.10(b) of the Disclosure Schedule, there are no Contracts or other arrangements between a member of the Seller Group (other than the Company Group), on the one hand, and the Company Group, on the other hand, relating to Intellectual Property material to the conduct of the Business that were entered into prior to the Closing. (e) The conduct of the Business, including the sale or other commercialization of any goods and services by the Business, as presently and historically conducted does not infringe, misappropriate, dilute or violate (and has not infringed, misappropriated, diluted or violated) the Intellectual Property rights of any Person, and no Proceeding is pending, or, since January 1, 2022, has been threatened in writing, alleging that the conduct of the Business infringes, misappropriates, dilutes or violates the Intellectual Property of any Person.

21 (f) To the Knowledge of Seller, no Person is infringing, misappropriating, or violating, or has infringed, misappropriated, or violated any item of Company Intellectual Property, and no claim or action is pending, or, since January 1, 2022, has been threatened in writing, alleging any such infringement, misappropriation, or violation. (g) The Company Group has taken commercially reasonable steps to protect and preserve the confidentiality of trade secrets and other material confidential information used in the Business, and to the Knowledge of Seller, there has been no unauthorized access to or use or disclosure of any such trade secrets or material confidential information. All Persons who have developed or currently are developing any material Intellectual Property for the Business have assigned such Intellectual Property to a member of the Company Group by Contract or operation of Law. (h) Except as set forth in the Transition Services Agreement or the License Agreement, the consummation of the Transactions shall not result in the restriction, limitation, loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other Person in respect of, any member of the Company Group’s right to own any Company Intellectual Property, or use or hold for use any other Intellectual Property used or held for use in the conduct of the Business as presently conducted. No current or former partner, director, officer, or employee of the Seller Group will, after giving effect to each of the Transactions, own or retain any ownership rights in or to, have the right to receive any royalty or other payment with respect to, any of the Company Intellectual Property. (i) Together with the services to be provided pursuant to the Transition Services Agreement, the IT Assets are, in all material respects, in good working condition and adequate to effectively perform all information technology operations necessary for the conduct of the Business as currently conducted. The Company Group has in place commercially reasonable measures to protect the confidentiality, integrity and security of the IT Assets and all information stored or contained therein or transmitted thereby against any unauthorized use, access, corruption, or deletion. Since January 1, 2022, neither the IT Assets nor any Personal Data stored thereon has been subject to any security breach or material failure, or, to the Knowledge of Seller, unauthorized use or access by any Person. No member of the Company Group has provided been required under applicable Privacy Law to provide, any notice of any such event to any Person. The Company Group has implemented and maintains commercially reasonable security, disaster recovery and continuity plans, procedures and facilities, with respect to the IT Assets, each of which are regularly tested. The IT Assets do not, to the Knowledge of Seller, contain any “viruses”, “spyware”, “malware”, “Trojan horses”, “worms”, “time bombs”, “key-locks”, or other technology, disabling codes or instructions, or other similar code or software routines or components that are designed or intended to (i) delete, disable, interfere with, perform unauthorized modifications to, or provide unauthorized access to any data, software, hardware, system, network, or other device or (ii) damage or destroy data, files or hardware. (j) (x) The Company Group, and (y) the other members of the Seller Group with respect to the Business, are, and have been, in compliance in all material respects with all applicable (i) Privacy Laws, (ii) externally published policies relating to the processing of Personal Data, (iii) Payment Card Industry Data Security Standards, and (iv) requirements of any Contract imposing obligations on such member of the Company Group or Seller Group with respect to

22 Personal Data. SECTION 2.11 Contracts. (a) Section 2.11(a) of the Disclosure Schedule sets forth a true, correct and complete list of each Contract (other than any Transaction Document, Lease (except with respect to Section 2.11(a)(i)) or, other than with respect to clause (viii) or clause (xiv), any Benefit Plan) to which (x) any member of the Company Group is a party or by which its properties or assets are bound or (y) any other member of the Seller Group is a party or by which its properties or assets are bound with respect to the Business: (i) that (A) restricts, limits or purports to restrict or limit the ability or right of any member of the Company Group or the Business to own, operate, sell, transfer, pledge or otherwise dispose of any assets or to engage in any business (including any non-compete provisions in any Contract or any other limitation on any member of the Company Group’s ability to compete in any line of business, with any Person, in any geographic area or during any period of time), (B) contains a grant of any exclusivity rights by any member of the Company Group to any other Person, (C) requires any member of the Company Group to purchase all or a specified portion of its requirements from a single vendor, (D) contains or grants any “take or pay” provision, “most favored nations” status or similar status or provisions or (E) that restricts or limits or purports to restrict or limit any member of the Company Group’s right to solicit for employment or engagement or hire or engage any Person; (ii) pursuant to which any member of the Company Group is obligated or expected to make aggregate future payments to any other Person or group of Persons who are Affiliates, or pursuant to which any member of the Company Group is entitled or expected to receive aggregate future payments from any other Person or group of Persons who are Affiliates, in excess of $400,000 during any twelve (12)-month period, and which is not terminable by the Company by notice of not more than sixty (60) days’ notice without premium, penalty or Liability, other than any purchase order or sales order entered into in the ordinary course of business on forms substantially similar to forms provided to Purchaser; (iii) that evidences or is related to (A) outstanding Funded Debt of the Company Group (whether incurred, assumed or guaranteed), (B) any Guarantee provided by (x) any member of the Company Group or (y) other member of the Seller Group with respect to any obligation of the Company Group, other than Guarantees provided in connection with any Lease, (C) the mortgaging or pledging of any material asset or material group of assets of any member of the Company Group or (D) any restriction on the Company Group’s ability to incur Funded Debt or guarantee the indebtedness or Liabilities of others; (iv) that creates or grants any material Lien (other than any Permitted Lien) upon any Owned Real Property or any Leased Real Property or any other asset or group of assets of the Company Group (including Company Intellectual Property); (v) pursuant to which any member the Company Group has made, or is required to make, any advance, loan, extension of credit or capital contribution to, or other Investment in, any Person (other than advances to Business Employees for reasonable business

23 expenses, in each case, in the ordinary course of business); (vi) (A) that was entered into since August 5, 2020 pursuant to which any member of the Company Group disposed of or purchased (in each case, whether by merger, sale of stock, sale or assets or otherwise, but excluding purchases of equipment or construction materials) any asset, property or business to or from an unrelated third party for consideration exceeding $10,000,000 or has a continuing material obligation to indemnify any other Person, (B) grants any Person any option, right of first refusal or preferential or similar right to purchase any material assets or the business of any member of the Company Group or (C) relating to the acquisition, issuance, voting, registration, sale or transfer of any securities; (vii) that creates any joint venture, partnership or similar arrangement; (viii) any collective bargaining agreements; (ix) any letters of credit, bonds or agreements of guarantee or similar instruments in which any member of the Company Group acts as a surety or guarantor with respect to any Liability (fixed or contingent) of another Person, other than any such guarantees of the obligations of a member of the Company Group; (x) under which any member of the Company Group is a (A) lessee of or holds or operates any Personal Property, owned by any other party, with material annual rental payments or (B) lessor of or permits any third party to hold or lease any material Personal Property owned or controlled by the Company; (xi) any Contract providing any Person with any right to repurchase or redeem, or any preemptive right, participation right or right of first refusal with respect to, any Capital Securities of any member of the Company Group; (xii) for the purchase by any member of the Company Group of machinery, equipment or other Personal Property with a purchase price in excess of $100,000 payable after the Closing Date or pursuant to which the Company has committed to incur or make capital expenditures in excess of $100,000 after the Closing Date; (xiii) involving the settlement of any Proceeding with respect to which any material amount remains unpaid or which contain any ongoing obligation or material Liability (other than customary confidentiality obligations); (xiv) granting powers of attorney or similar authorizations by any member of the Company Group to any Person (other than powers of attorney or similar authorizations in the ordinary course of business); (xv) with (A) any Seller Party or any other Subsidiary of DBI, (B) any current officer or director or, to the Knowledge of Seller, any manager or employees, in each case, of any Seller Party or any other Subsidiary of DBI (expressly excluding the Employment Exclusions) or (C) except for Contracts entered into in the ordinary course of business on arms’- length terms, any other Related Party of any Seller Party;

24 (xvi) that is with any Material Supplier; or (xvii) that (A) constitutes an employment, consulting, independent contractor, severance, retention or similar Contract for any Business Service Provider with an annual salary in excess of $150,000 (other than any such agreement terminable by the applicable member of the Seller Group at will upon notice of thirty (30) days or less without cost or Liabilities) or (B) is a Contract that provides for a change of control, stay bonus, transaction completion bonus or other similar payment or benefit to be made to any Business Service Provider, including as a result of this Agreement or the Transactions. (b) Each Contract set forth or required to be set forth in Section 2.11(a) or Section 2.10(b) of the Disclosure Schedule and each Lease (each, a “Material Contract”) is legally valid and binding on such member(s) of the Company Group party thereto and, to the Knowledge of Seller, each other party thereto, in full force and effect and enforceable by such member(s) of the Company Group party thereto in accordance with its terms (subject to the Remedies Exception). Each Material Contract has been duly executed by the applicable member(s) of the Company Group or Seller Group party thereto (or any of their respective Affiliates) and, to the Knowledge of Seller, each other party thereto. The Company Group has made available to Purchaser a true, correct and complete copy of each Material Contract or an accurate written description setting forth the material terms and conditions of each oral Material Contract. (c) No member of the Seller Group is or has been, or has received any written notice alleging that the applicable member of the Seller Group is, in breach or default in any material respect (or, with or without notice or lapse of time, or both, would be in breach or default in any material respect) of or under any Material Contract, in each case, which has not been duly cured. There are no pending or, to the Knowledge of Seller, threatened claims or requests for equitable adjustments by or against the Business or any member of the Company Group relating to any Material Contract. (d) To the Knowledge of Seller, no counterparty to any Material Contract is (or, with or without notice or lapse of time, or both, would be) in breach or default in any material respect thereunder. (e) There has not been any written notice or, to the Knowledge of Seller, any oral notice from any Material Supplier that such Material Supplier has terminated, cancelled or adversely modified in any material respect, or intends to terminate, cancel or adversely modify or seek to renegotiate in any material respect, its relationship with the Business or any Material Contract or substitute performance under any Material Contract in any material respect. To the Knowledge of Seller, there are no Guarantees provided by a member of the Seller Group (other than a member of the Company Group) in effect with respect to or in connection with any Contract between any member of the Company Group, on the one hand, and any supplier, vendor or service provider of the Company Group, on the other hand. (f) No member of the Company Group has any Liabilities for any deferred consideration under any Contract pursuant to which any member of the Company Group purchased or agreed to purchase (whether by merger, sale of stock, sale of assets or otherwise) any asset, property or business from an unrelated third party, including “earn-outs” and “seller notes”, post-

25 closing true-up obligations, payments of any “holdbacks” or other similar payments payable with respect thereto. SECTION 2.12 Permits. (a) Each member of the Company Group holds and is in compliance in all material respects with, and during the last five (5) years, has held and at all times was in compliance in all material respects with, each Permit. Each Permit required for the Company Group to conduct the Business has been obtained and is valid and is in full force and effect. No holder of a Permit is in material violation or default under, and no condition exists or event has occurred that, with or without notice or lapse of time or both, would reasonably be expected to constitute a material violation or default under, any Permit. (b) During the last five (5) years, (x) no member of the Company Group or (y) any other member of the Seller Group with respect to the Business has received any written notice of any violation of, or been a party to or subject to any Proceeding relating to the revocation, termination, cancellation, limitation, suspension, refusal to renew or materially adverse modification of, any Permit. No condition exists or event has occurred that, with or without notice or lapse of time or both, would reasonably be expected to result in the revocation, termination, cancellation, suspension, refusal to renew, materially adverse modification of or lapse of any Permit. SECTION 2.13 Proceedings. (a) Except as set forth in Section 2.13(a) of the Disclosure Schedule, there is no Proceeding, and during the past five (5) years there has been no Proceeding, (i) by or against (x) any member of the Company Group (or any of their managers, directors, officers, employees or equityholders, in their respective capacities as such) or (y) any other member of the Seller Group with respect to the Business (or any of their managers, directors, officers, employees or equityholders, in their respective capacities as such), or (ii) against the Seller Group that challenges or seeks to prevent, enjoin or otherwise delay the Transactions. (b) Except as set forth in Section 2.13(b) of the Disclosure Schedule, no (x) member of the Company Group (or any of their managers, directors, officers, employees or equityholders, in their respective capacities as such) or (y) other member of the Seller Group (or any of their managers, directors, officers, employees or equityholders, in their respective capacities as such) with respect to the Business, is, and during the past five (5) years, has been, subject to, or in breach or default under, any Injunction against, relating to or affecting any member of the Company Group or the Business. SECTION 2.14 Benefit Plans. (a) Section 2.14(a) of the Disclosure Schedule sets forth a list of all material Benefit Plans and separately identifies all such Benefit Plans that are Business Benefit Plans. No Business Benefit Plan is subject to ERISA or is intended to be qualified under Section 401(a) of the Code. No member of the Company Group is a participating employer in any Business Benefit Plan.

26 (b) With respect to each material Business Benefit Plan or any other Benefit Plan with respect to which any member of the Company Group has or could reasonably be expected to have any Liability (including Liability on account of an ERISA Affiliate), the Sellers have made available to Purchaser, to the extent applicable: (i) the applicable plan document or agreement (or, in the event no plan document or agreement exists with respect to any such Benefit Plan, a written description of the material terms of such Benefit Plan) and all other documents pursuant to which such Benefit Plan is maintained, funded and administered and (ii) any non- routine correspondence with a Governmental Entity relating to such Benefit Plan within the last six (6) years or at any time to the extent related to any ongoing matter. (c) Each Benefit Plan (and each related trust, insurance Contract or fund) has been maintained and administered in all material respects in accordance with its terms and the requirements of ERISA, the Code and other applicable Law, and no member of the Company Group has or could reasonably be expected to have any Liability for any failure to be in compliance with the requirements of COBRA or the PPACA, including any such failure by any member of the Seller Group or any ERISA Affiliate. With respect to each Benefit Plan for which any member of the Company Group has or could reasonably be expected to have any Liability, all payments, premiums, contributions, distributions, reimbursements and accruals for all periods ending on or prior to the date hereof shall have been made or accrued on the Latest Balance Sheet in accordance with GAAP. No Proceeding is pending, or, to the Knowledge of Seller, has been threatened with respect to any Benefit Plan, other than routine claims for benefits. (d) Each Benefit Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination or is the subject of a favorable opinion or advisory letter from the IRS and nothing has occurred that would reasonably be expected to cause the loss of such qualification. With respect to each Benefit Plan, there has been (i) no non-exempt “prohibited transaction” (as such term is defined in Section 406 of ERISA and Section 4975 of the Code) and (ii) no breach of fiduciary duty (as determined under ERISA) or any other failure to act or comply in connection with the administration or investment of the assets of such Benefit Plan, in each case, for which the Company Group could reasonably be expected to incur any material Liability. (e) No Benefit Plan is, and no member of the Company Group has maintained, sponsored, contributed to (or been required to contribute to) or had any Liability under or with respect to (including any Liability on account of an ERISA Affiliate) a plan that is (i) a “multiemployer plan” (within the meaning of Section 3(37) of ERISA) or (ii) subject to Section 302 or Title IV or ERISA or Section 412 of the Code. No Benefit Plan is (A) a multiple employer plan (as described in section 413(c) of Code or Section 210 of ERISA) or (B) a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA). No Business Benefit Plan is, and no member of the Company Group has any Liability with respect to any Benefit Plan that is, subject to the applicable Law of a jurisdiction other than the United States (whether or not United States Law also applies) or primarily for the benefit of Business Service Provider who reside or work primarily outside of the United States. (f) No Benefit Plan provides, and no member of the Company Group has any Liability with respect to any plan, program, agreement or arrangement that provides, in any case, with respect to any Business Service Provider (or any spouse or dependent of any Business Service

27 Provider), retiree or post-termination health, life insurance or similar benefits other than (i) health continuation coverage pursuant to COBRA for which the covered individual pays the full cost of coverage, or (ii) coverage through the end of the month in which a termination of employment occurs. (g) Except as set forth in Section 2.14(g) of the Disclosure Schedule, none of the execution, delivery or performance of this Agreement nor the consummation of the Transactions will (either alone or in conjunction with any other event) (i) entitle any Business Service Provider to any compensatory payment or benefit (including the forgiveness of any indebtedness), (ii) increase the value or amount of any compensation or benefits otherwise payable to any Business Service Provider, or (iii) result in the acceleration of the time of payment, funding or vesting of any compensation or benefits of any Business Service Provider. SECTION 2.15 Absence of Changes or Events. (a) Since December 31, 2023, there has not been any change, effect, development, event or occurrence that, individually or in the aggregate, has resulted in, or would reasonably be expected to result in, a Company Material Adverse Effect. (b) Except in connection with the consummation of the Company Internal Reorganization in accordance with the terms specified on Annex E, (x) from and after the Latest Balance Sheet Date, each member of the Company Group has conducted the Business in all material respects in the ordinary course of business and (y) (1) since December 31, 2023 (with respect to subsections (ii), (v) (vi), (ix), (xi), (xii), (xv) of this Section 2.15(b), and, with respect to the foregoing subsections, subsection (xvi) of Section 2.15(b)), or (2) since the Latest Balance Sheet Date (with respect to the remaining clauses of Section 2.15(b)), no member of the Company Group has: (i) declared or paid any dividend or made any other distribution to any holder of the Shares or Capital Securities of any member of the Company Group, other than, in each case, dividends or distributions from one member of the Company Group solely to another member of the Company Group; (ii) (A) split, combined or reclassified any of the Shares or any other Capital Securities of any member of the Company Group, (B) issued any other security in respect of, in lieu of or in substitution for any of the Shares or any other Capital Securities of any member of the Company Group, (C) redeemed, purchased or acquired any Capital Securities of any member of the Company Group, (D) authorized, issued, sold or otherwise disposed of any of their Capital Securities, granted of any options, warrants or other rights to purchase or obtain (including upon conversion, exchange or exercise) any of their Capital Securities, or modified or amended any right of any holder of any of their Capital Securities or (E) authorized or effected any amendment or change in their respective Organizational Documents; (iii) (1) entered into, adopted, modified, terminated or amended any Benefit Plan, except (A) as required by applicable Law or (B) for changes in Seller Benefit Plans that applied (i) only to individuals who are not Business Service Providers or (ii) to substantially all similarly situated employees of the Seller Group (including Business Employees); (2) entered

28 into or amended any employment, consulting, independent contractor, severance, termination, retention, change in control, sale bonus or other similar agreement or arrangement with any Business Service Provider (other than any offer letter terminable by the applicable member of the Seller Group at will upon notice of thirty (30) days or less without cost or Liabilities); (3) increased any compensation payable or to become payable to any Business Service Provider, except for increases in base compensation in the ordinary course of business that do not exceed 3% in the aggregate or 5% for any individual in the ordinary course of business; (4) forgave the indebtedness of, or accelerated the vesting, payment or funding of any compensation or benefits payable to, any Business Service Provider; (5) granted, awarded or paid any equity or equity-based award, bonus, change in control payment, retention, severance or deferred compensation to any Business Service Provider (except as required by the terms of any Benefit Plan in effect on the date hereof); (6) waived, released or limited in any material respect any restrictive covenant obligation of any Business Service Provider; (7) hired, promoted or terminated the employment or engagement of any Business Service Provider with an annual salary (or annual wages or fees) in excess of $150,000 (other than hirings, promotions, or terminations in the ordinary course of business); (8) transferred the employment or service of any Business Service Provider to or from any member of the Company Group from or to any other member of the Seller Group without notifying Buyer; or (9) engaged in any plant closing or mass layoff within the meaning of WARN; (iv) sold, assigned, licensed, transferred, dedicated to the public, permitted to lapse, abandoned or otherwise disposed of any Company Intellectual Property, except for non-exclusive licenses granted in the ordinary course of business; (v) made any (A) change to the Company Group’s methods of financial accounting or accounting practice, except as required by GAAP or applicable Law or (B) material change in cash management practices or policies, practices or procedures with respect to collection of accounts receivable, establishment of reserves for uncollectible accounts receivable, accrual of accounts receivable, inventory control, prepayment of expenses, payment of trade accounts payable, accrual of other expenses, deferral of revenue or acceptance of customer deposits; (vi) adopted a plan of complete or partial liquidation, dissolution, restructuring, merger, recapitalization or other reorganization of any member of the Company Group or filed any petition in bankruptcy under any provisions of federal or state bankruptcy Law or consent to the filing of any bankruptcy petition against any member of the Company Group under any similar Law; (vii) acquired any business, or any corporation, partnership, association, other business organization or division or a material portion of the assets of a Person, by merger, consolidation, purchase of assets or stock or otherwise; (viii) other than in the ordinary course of business, sold, leased, licensed or otherwise disposed of any material tangible asset of the Company Group, except for (A) sales of Inventory in the ordinary course of business or (B) disposal of assets that are obsolete or worthless and no longer used by or material to the Company Group or the Business; (ix) made, revoked or changed any Tax election, changed (or requested to any Governmental Entity to change) any annual accounting period, adopted or changed (or

29 requested to any Governmental Entity to change) any method, policy or practice of accounting, filed of any amended Tax Return, entered into any settlement or closing agreement relating to any Tax, settled any Proceeding in respect of Taxes, settled any Tax claim or assessment, surrendered any right to claim a Tax refund, offset or other reduction in Liability, prepared any Tax Return in a manner inconsistent with the past practices of any member of the Company Group, or requested a ruling with respect to Taxes, in each case, other than with respect to any Seller Tax Group Taxes; (x) terminated or received notice of termination of any material Permit; (xi) cancelled any material debts or claims; (xii) suffered any material damage, destruction or loss, or any material interruption in use, of any member of the Company Group’s assets that is not covered by insurance; (xiii) made or committed to make any capital expenditure in excess of $400,000 individually or $800,000 in the aggregate; (xiv) purchased, leased or otherwise acquired the right to own, use or lease any property or assets for an amount in excess of $400,000 individually (or in the case of a lease, per annum) (or, in the case of a lease, for the entire term of the lease, not including any option term), except for purchases of inventory or supplies in the ordinary course of business; (xv) initiated or been or become the subject of any material Proceeding or been subject to any Injunction; or (xvi) authorized, agreed or entered into any Contract or any binding commitment to take any of the foregoing actions (or omitting to take any actions) described in the foregoing clauses (i) through (ix) or that could reasonably be expected to result in any of the foregoing clauses (i) through (ix). SECTION 2.16 Compliance with Applicable Law. (a) Each of the Business and each member of the Company Group is, and for the previous five (5) years has at all times been, in compliance in all material respects with all applicable Laws and Injunctions. (b) During the previous five (5) years, no (x) member of the Company Group nor (y) any other member of the Seller Group with respect to the Business has received any written or to the Knowledge of Seller, oral communication or notification from a Governmental Entity or other Person alleging that any member of the Company Group or the Business is in material violation of or material noncompliance with any applicable Laws or Injunctions. (c) During the previous five (5) years, (x) the Company Group and (y) each other member of the Seller Group with respect to the Business has (i) complied with all applicable Anti-Corruption Laws, Export Control Laws and Sanctions and (ii) has been in possession of all licenses, authorizations, registrations, Permits, and other approvals or authorizations that are required by Export Control Laws for the export, reexport, transfer or release of products, services, software or technologies from the United States or other countries, as applicable.

30 (d) During the previous five (5) years, (x) the Company Group and its officers, directors or employees and (y) each other member of the Seller Group with respect to the Business, or, to the Knowledge of Seller, any Person acting on behalf of the Company Group or the Business, have not offered, given, authorized or promised anything of value, directly or indirectly, to any Person, including to any Public Official, (A) for the purpose of (i) improperly influencing any official act or decision of such Person, (ii) inducing such Person to do or omit to do any act in violation of a lawful duty or Law, (iii) securing any improper benefit or favor for the Company Group or (B) in violation of any Law. (e) No member of the Company Group nor any of its directors, officers, employees or, to the Knowledge of Seller, any other Person acting on behalf of the Company Group or the Business, (i) is a Public Official, (ii) is a Sanctioned Person, (iii) is subject to debarment or any list-based designations under the Export Control Laws or (iv) has, during the previous five (5) years, conducted any transactions or dealings with or involving any Sanctioned Person or in any Sanctioned Country. (f) No (x) member of the Company Group, or (y) other member of the Seller Group with respect to the Business, has conducted or initiated any internal investigation or made a voluntary, directed or involuntary disclosure to any Governmental Entity with respect to any alleged act or omission arising under or relating to any non-compliance with any Anti-Corruption Law. No (x) member of the Company Group, or (y) other member of the Seller Group with respect to the Business, nor (z) any Person acting on behalf of the Company Group or the Business has received any notice, request or citation for any actual or potential non-compliance with any Anti- Corruption Law, Sanction or Export Control Law. To the Knowledge of Seller, there are no conditions or circumstances pertaining to the Company Group or the Business that may give rise to any future claims or investigations of potential violations of any Anti-Corruption Law, Sanction or Export Control Law. The Business currently maintains, and during the previous five (5) years, has maintained, policies, procedures and controls that are reasonably designed to ensure compliance by the Business, the Business Employees and the Company Group’s directors, managers, officers and agents with applicable Anti-Corruption Laws, Sanctions and Export Control Laws. SECTION 2.17 Environmental Matters. (a) Each member of the Company Group is in compliance in all material respects with all, and during the past five (5) years has not violated in any material respect any, applicable Environmental Laws. (b) Each of member of the Company Group possesses and complies in all material respects with each Environmental Permit required for the conduct of the Business (each such Environmental Permit, a “Company Environmental Permit”), and during the past five (5) years has not violated in any material respect any Company Environmental Permit, and no condition exists or event has occurred that would reasonably be expected to result in the revocation, non-renewal, or adverse modification in any material respect, of any Company Environmental Permit.

31 (c) Neither (x) any member of the Company Group, nor (y) any other member of the Seller Group with respect to the Business has received any unresolved written notice, or any written notice the resolution of which entails any obligations that remain outstanding, from any Person alleging that the Business or any member of the Company Group (i) is in violation of, or has material Liability arising under, any Environmental Law or regarding any Hazardous Material, or (ii) is a potentially responsible party under CERCLA or any similar Environmental Law. (d) No Proceeding is pending or, to the Knowledge of Seller, threatened against any member of the Company Group or any other member of the Seller Group with respect to the Business alleging any (i) non-compliance by, or Liability of, the Business or any member of the Company Group with respect to any Environmental Law or any Company Environmental Permit or (ii) Release of Hazardous Material for which the Business or any member of the Company Group may have Liability. (e) There are no outstanding material obligations under any Injunction or settlement agreement arising under or relating to any Environmental Laws or Hazardous Materials by which any member of the Company Group (or other member of the Seller Group with respect to the Business) is bound. (f) There has been no Release of Hazardous Material by the Business or any member of the Company Group, or, to the Knowledge of Seller, by any Person, and no Hazardous Material is otherwise present, on, under, in or at any (A) parcel of Real Property, or (B) to the Knowledge of Seller, any real property formerly owned or leased by the Business or any member of the Company Group, or (C) to the Knowledge of Seller, any other location for which any member of the Company Group may have Liability, in each case of (A)-(C), in a manner, quantity or concentration that would reasonably be expected to result in a material Liability to any member of the Company Group pursuant to any Environmental Law, or materially interfere with the operation of any Real Property. (g) No member of the Company Group (or other member of the Seller Group with respect to the Business) has assumed or retained, as a result of any Contract, any Liability that would be material to the Company Group under Environmental Law or regarding any Hazardous Material. (h) The Sellers have made available to Purchaser true, complete and correct copies of all material reports of environmental site assessments (including Phase I or Phase II reports), material environmental or health-and-safety related assessments or audits, material environmental reviews or investigations, material notices of violation, and other similar material documents relating to any of the Real Property or otherwise relating to the Business produced since January 1, 2021 that are in the possession or control of any Seller or any member of the Company Group. SECTION 2.18 Employee and Labor Matters. (a) None of the members of the Company Group is or in the last five (5) years has been a party to, or otherwise bound by, and no current or former employee of the Seller Group employed in connection with the Business (collectively the “Current and Former Business

32 Employees”) with respect to their employment with the Company Group is or has during such period been covered by, any collective bargaining agreement or similar labor Contract with any labor union, works council, labor organization or other similar workers representative organization representing any Current and Former Business Employees, and to the Knowledge of Seller no petition seeking recognition of a bargaining representative with respect to any Current and Former Business Employees’ employment with the Company Group has been filed or threatened. (b) To the Knowledge of Seller, there is no organizational effort currently being made or threatened by, or on behalf of, any labor union or any Current and Former Business Employees to organize any such employees, and, to the Knowledge of Seller, no such organizational effort has occurred in the last five (5) years. There is no, and during last five (5) years there has not been any, labor strike, picketing, concerted slowdown or lockout, unfair labor practice charge, material employee grievance proceeding, or any other concerted work stoppage or similar material labor dispute pending or, to the Knowledge of Seller, threatened with respect to any Current and Former Business Employees with respect to the Business. (c) During the last five (5) years, there have been no material Proceedings relating to labor or employment matters, nor, to the Knowledge of Seller, have any such material Proceedings been threatened, against any (x) member of the Company Group or (y) other member of the Seller Group with respect to the Business. (d) During the last five (5) years, no (x) member of the Company Group or (y) any other member of the Seller Group with respect to the Business, has received any written communication from a Governmental Entity responsible for the enforcement of labor or employment Laws stating that such Governmental Entity intends to conduct any investigation or inquiry with respect to any actual or alleged non-compliance by the Business or the Company Group with any applicable labor or employment Law and, to the Knowledge of Seller, no such investigation is in progress. The Company Group is and for the previous five (5) years has been, and, with respect to the Current and Former Business Employees, the other members of the Seller Group are and for the previous five (5) years have been, in compliance in all material respects with all applicable Laws with respect to labor, employment, employment practices, terms and conditions of employment, wages and hours and unfair labor practices. Each individual independent contractor of the Seller Group currently engaged in connection with the Business (each, a “Business Independent Contractor”) is in all material respects properly classified as an independent contractor for purposes of all applicable Laws. Each current Business Employee classified as exempt under the Fair Labor Standards Act and similar state or local Laws is in all material respects properly classified as such. To the Knowledge of Seller, each current Business Employee in the United States is lawfully permitted to work in the United States, and the Company Group maintains Form I-9s that were timely and properly completed for all such employees. The Seller Group has in all material respects paid all wages, salaries, bonuses, commissions, wage premiums, fees, expense reimbursements, severance amounts, and other compensation that within the last five (5) years have come due and payable to the Business Employees and the Business Independent Contractors pursuant to any Law or Contract. (e) Neither the Company Group nor, with respect to the Business, members of the Seller Group, have carried out a plant closing or mass layoff, each within the meaning of the Worker Adjustment and Retraining Notification Act of 1988 (“WARN”) or any similar state or

33 local Laws, or another event that would trigger notice requirements under WARN, during the previous five (5) years. (f) Section 2.18(f) of the Disclosure Schedules contains a true, complete and accurate list, in all material respects, as of the date hereof of each Business Employee, in each case identifying the following information as of the date hereof: name (or employee identification number); job title; job location; date of hire and employer; full-time or part-time status; salary or hourly status; annual salary rate or hourly wage rate (as applicable); cash incentive compensation opportunities; classification as exempt or non-exempt under the Fair Labor Standards Act; unused paid time off accrual; and status as active or on leave (with expected return to work date for any Business Employee on leave). Section 2.18(f) of the Disclosure Schedules also contains a true and accurate list, in all material respects, as of the date hereof of each Business Independent Contractor (and the name of any entity through which such individual is engaged, if applicable), together with a brief description of services performed by such contractor, work location, engaging entity, start date of engagement, and compensation rate. (g) No Business Employee or Business Independent Contractor with an annual compensation of $150,000 or more has notified the Seller Group of such Person’s intent to terminate employment or services with the Company Group or the Business. (h) To the Knowledge of Seller, during the previous five (5) years, no employee, independent contractor, or other individual service provider of the Seller Group employed or engaged in connection with the Business has engaged in, assisted any other Person to engage in or cover up, or been subject to any investigation or disciplinary action in connection with, any actual or alleged misconduct (including sexual misconduct, sexual harassment, harassment, or discrimination), in each case, that would reasonably be expected to cause any material damage to the reputation of the Seller Group, its business, or such Person. SECTION 2.19 Sufficiency of Assets. (a) Except as set forth in Section 2.19 of the Disclosure Schedule, and assuming the receipt of all Consents described in Section 2.03(a), Section 3.03(a) or Section 4.03(a) and Authorizations described in Section 2.03(b), Section 3.03(b) or Section 4.03(b) prior to the Closing, the rights, properties and other assets of the Company Group immediately following the Closing, together with all other rights of Purchaser or any of its Affiliates pursuant to the Transaction Documents immediately following the Closing, will constitute all of the rights, properties and other assets that are necessary and sufficient, in all material respects, to operate, conduct and continue the conduct of the Business immediately after the Closing in substantially the same manner as conducted by the Company Group on the date hereof and as of the Closing and as the Business has been conducted during the twelve (12)-month period prior to the date hereof. The furniture, machinery, equipment, vehicles and any other tangible assets and items of Personal Property of the Company Group (other than such property that is transferred to a member of the Seller Group as part of the Company Internal Reorganization) are in all material respects in adequate operating condition for their current uses, ordinary wear and tear excepted. Other than the rights of Purchaser or any of its Affiliates pursuant to the Transaction Documents immediately following the Closing, no material assets or properties other than the Company Assets are used in the conduct of the Company Group’s business, and none of the Seller Parties or any of their

34 respective Affiliates (other than a member of the Company Group), owns any interest in any material assets or properties used in, or necessary for, the conduct of any member of the Business as presently conducted. (b) Each member of the Company Group has good and valid (and marketable, if applicable) title to each of the Car Wash Sites and all material car wash equipment that it purports to own, and a valid leasehold interest in, or a valid license to use, each of Car Wash Sites and material car wash equipment it purports to lease or license. SECTION 2.20 Affiliate Transactions. Except (x) as set forth in Section 2.20 of the Disclosure Schedule, (y) for the rights of Purchaser or any of its Affiliates pursuant to the Transaction Documents immediately following the Closing or (z) the Surviving Intercompany Subleases, no officer, director or Affiliate of any member of the Company Group or the Seller Group owns any material asset, property or right, tangible or intangible, used in any member of the Company Group’s business. No officer, director or Affiliate of any member of the Company Group or the Seller Group is a party to any material Contract, provides material services, goods or resources to, has any material claim or cause of action against any member of the Company Group, or owes or is owed any material payment or Liability to or by any member of the Company Group, as applicable, in each case, except for (i) (A) advances to employees, officers and directors of the Company Group for expenses incurred in the ordinary course of business of the Company Group, (B) employment or services agreements with any employee, officer or director of any member of the Company Group that were made available to Purchaser, (C) any benefits under any Benefit Plan or (D) any intercompany agreements between or among members of the Company Group (the “Employment Exclusions”) or (ii) any Contract entered into in the ordinary course of business on arms’-length terms or any services, goods, resources, claims, causes of action or Liabilities in respect thereof. SECTION 2.21 Insurance. Section 2.21 of the Disclosure Schedule lists each insurance policy or binder of insurance (other than any policy maintained in connection with a Benefit Plan) currently in force with respect to the Business or the Company Group as of the date hereof (collectively, as they relate to the Business or any member of the Company Group, and including any schedules, attachments, amendments or supplements thereto, the “Insurance Policies”), specifying for each, (a) the name of the insurer, (b) the expiration date, (c) the amount and nature of coverage and (d) all outstanding claims made by or on behalf of the Business or any member of the Company Group under any Insurance Policy. All Insurance Policies are valid, binding, enforceable and in full force and effect and all premiums due on such Insurance Policies have been timely paid, and no written notice of cancellation, alteration, termination or revocation (or notice of the intent to cancel, alter, terminate or revoke) or other written notice that any Insurance Policy is no longer in full force or effect or that the issuer of any Insurance Policy is not willing or able to perform its obligations thereunder has been received by any member of the Seller Group (including the Company Group). No member of the Seller Group nor, to the Knowledge of Seller, any other party to the policy is in material breach or default with respect to its obligations under each Insurance Policy, and no event has occurred that, with notice or the lapse of time, would constitute such a material breach or default. There is no, during the past three (3) years, there has not been any, material claim by or with respect to the Business or any member of the Company Group pending under any Insurance Policy as to which coverage has been questioned, denied or disputed by the underwriter of such Insurance Policy or in respect of which such underwriter has

35 reserved its rights or refused to cover all or any portion of such claims. No member of the Seller Group (including the Company Group) has been refused coverage with respect to the Business or any member of the Company Group by any insurance carrier to which it has applied for insurance or with which it has insurance coverage. Each member of the Company Group has insured its assets and its business in such a manner as may be required by all applicable Laws and Contracts to which it is a party or by which it or its assets or properties is bound. SECTION 2.22 Accounting. (a) Section 2.22(a) of the Disclosure Schedule sets forth a complete and accurate list, in all material respects, of the Inventory located at the Car Wash Sites and warehouses as of the date set forth in Section 2.22(a) of the Disclosure Schedule. The Inventory set forth in Section 2.22(a) of the Disclosure Schedule consists, in all material respects, only of items of quality and quantity commercially usable and salable in the ordinary course of business and fit for the purpose for which they were manufactured or procured, and none of the Inventory is, in any material respect, slow-moving, obsolete, damaged or defective, except for any items of obsolete material or material below standard quality, all of which have been written down to realizable market value, or for which adequate reserves have been provided. The present quantities of all Inventory are reasonable in the present circumstances of the Business and in accordance with past inventory stocking practices. (b) Section 2.22(b) of the Disclosure Schedules sets forth a complete and accurate list as of the Latest Balance Sheet Date, in all material respects, of the accounts payable of the Business (including aging detail with respect thereto). Except as set forth in Section 2.22(b) of the Disclosure Schedules, none of the accounts payable of the Business is past due. (c) Section 2.22(c) of the Disclosure Schedules sets forth the outstanding gift card and gift certificate balances as of December 31, 2024, in each case, corresponding to obligations of the Company Group, which outstanding balances are accurate in all material respects. SECTION 2.23 Material Suppliers. Section 2.23 of the Disclosure Schedule lists (a) the ten (10) largest vendors or suppliers of raw materials, parts, components, inventory or services (excluding landlords) based on aggregate payments made by the Company and its Subsidiaries during the during the calendar year ended December 31, 2023 and the ten (10)-month period ended October 31, 2024 or (b) any sole source suppliers, vendors or service suppliers or any supplier with respect to which the loss of the relationship could have a material and adverse effect on any member of the Company Group’s business (each of the foregoing, a “Material Supplier”). Since December 31, 2023, no Material Supplier has terminated or materially reduced its business with any member of the Company Group. Since December 31, 2023, no member of the Company Group is aware of or has received any written indication that any such Material Supplier will stop, or materially decrease the rate of, doing business with any member of the Company Group. No member of the Company Group nor any of their respective Affiliates is involved in any dispute with any Material Suppliers, and no Material Supplier is an Affiliate of any member of the Seller Group. SECTION 2.24 Directors and Officers; Bank Accounts. Section 2.24 of the

36 Disclosure Schedule sets forth (a) each director (or equivalent person) or officer of each member of the Company Group and (b) all bank accounts owned or controlled by any member of the Company Group, including, with respect to each store-level bank account, the store ID of such bank account. SECTION 2.25 CARES Act Matters. No member of the Company Group has applied for, taken advantage of or received any grant, loan, forbearance or other type of relief, benefit or accommodation established by the CARES Act (including the PPP) or any other Law established in connection with COVID-19 (“Coronavirus Aid”). SECTION 2.26 Brokers. No broker, finder, investment banker or other Person is entitled to any brokerage fee, finder’s fee, transaction fee or similar fee, commission or compensation in connection with the Transactions as a result of any arrangement made by or on behalf of any member of the Company Group. ARTICLE III REPRESENTATIONS AND WARRANTIES OF SELLERS, PARENT AND DBI Except as disclosed in the Disclosure Schedule, each of the Seller Parties hereby jointly and severally represent and warrant to Purchaser as of the date hereof and as of the Closing Date that the following statements are true and correct (provided that Parent’s representations and warranties shall only be made as of immediately following the consummation of the F Reorganization and as of the Closing Date): SECTION 3.01 Ownership of Shares or Interests. (a) Each Seller has good and valid title to the Shares as set forth in Section 2.04(a) of the Disclosure Schedule as of the date hereof and Parent shall have good and valid title to the Interests as of the Closing, free and clear of all Liens (except as may be set forth in the Organizational Documents of the Company and restrictions on transfer arising under applicable securities Laws), and is the legal, record and beneficial owner thereof. (b) At the Closing, good and valid title to the Interests will pass to Purchaser, free and clear of all Liens, except (i) as may be set forth in the Organizational Documents of the Company and, (ii) restrictions on transfer arising under applicable securities Laws and (iii) for Liens arising from actions of Purchaser or its Affiliates. SECTION 3.02 Authority; Binding Effect. (a) Each Seller Party is duly organized validly existing and in good standing under the Laws of their jurisdiction of organization and has the requisite corporate power and authority to execute and deliver this Agreement and each of the Other Transaction Documents to which it is or is specified to be a party and to consummate the transactions contemplated hereby and thereby (including the Company Internal Reorganization and the F Reorganization) and perform its other obligations hereunder and thereunder (except that any resolutions or filings required in connection with the F Reorganization may be approved or made, as applicable, in connection with the F Reorganization). Each Seller Party has taken all corporate action required,

37 and no other proceedings on the part of such Seller Party are necessary, to authorize the execution, delivery and performance of this Agreement and each of the Other Transaction Documents to which it is or is specified to be a party and to authorize the consummation of the transactions contemplated to be consummated by it pursuant to this Agreement and such Other Transaction Documents (except that any resolutions or filings required in connection with the F Reorganization may be approved or made, as applicable, in connection with the F Reorganization). (b) This Agreement has been duly executed and delivered by each Seller Party and, prior to the Closing, each Seller will have duly executed and delivered each of the Other Transaction Documents to which it is or is specified to be a party. (c) Assuming that this Agreement has been duly authorized, executed and delivered by Purchaser, this Agreement constitutes, and, upon the due authorization, execution and delivery by the other parties to each Other Transaction Document, each Other Transaction Document to which any Seller Party is or is specified to be a party will constitute, a legal, valid and binding obligation of such Seller Party, enforceable against such Seller Party in accordance with its terms, subject to the Remedies Exception. SECTION 3.03 No Conflicts; Consents. (a) Assuming the delivery or receipt, as applicable, by each Seller Party of the Consents set forth in Section 3.03(a) of the Disclosure Schedule, the execution and delivery by each Seller Party of this Agreement and each of the Other Transaction Documents to which it is or is specified to be a party and the consummation by each Seller Party of the transactions contemplated hereby and thereby (including the Company Internal Reorganization and the F Reorganization) and the performance by each Seller Party of its other obligations hereunder and thereunder do not or will not (whether with or without the passage of time, the giving of notice or both), as applicable, result in any (i) breach, violation or default by any Seller Party or any member of the Company Group under their respective Organizational Documents, or (ii) (A) material breach, violation or default by any Seller Party, any member of the Company Group or the Business, (B) termination, cancellation, right of revocation, suspension, modification or acceleration of any right or obligation of any Seller Party (or give rise to the right of any Person to assert any such right or obligation), (C) loss of any benefit of any Seller Party, any member of the Company Group or the Business, or the requirement to obtain any consent or provide notice under, or require an Authorization or to make a Filing or (D) creation of any Lien upon any property or asset of any Seller Party, any member of the Company Group or the Business, in each case, under any provision of, (1) any material contract of any Seller Party or Permit of any Seller Party or (2) any Injunction or, subject to the Authorizations and Filings described in Section 3.03(b)(i), applicable Law. (b) No Authorization or Filing is required to be obtained or made by or with respect to any Seller Party in connection with the execution, delivery and performance of this Agreement or the Other Transaction Documents, the consummation of the transactions contemplated hereby or thereby or the compliance by any Seller Party with the terms and conditions hereof and thereof, other than (i) as may be required by the HSR Act, (ii) Filings in connection with the F Reorganization, (iii) as may be required solely by reason of Purchaser’s (as opposed to any other third party purchaser’s) participation in the transactions contemplated by any

38 of the Transaction Documents and (iv) as may be required by the rules or regulations of any applicable securities exchange or listing authority. SECTION 3.04 Proceedings. (i) There is no Proceeding against any Seller Party and (ii) to the Knowledge of Seller, there is no investigation or inquiry by any Governmental Entity with respect to any actual or alleged non-compliance by any Seller Party with any applicable Law, in the case of each of clauses (i) and (ii), that (A) is pending or, to the Knowledge of Seller, has been threatened in writing and (B) (I) would reasonably be expected to, individually or in the aggregate, materially delay the ability of any Seller Party or the Company to consummate the Transactions or perform its obligations under this Agreement or the Other Transaction Documents or (II) challenges or seeks to prevent, enjoin or otherwise delay the consummation of the Transactions. SECTION 3.05 Brokers. Except as set forth in Section 3.05 of the Disclosure Schedule, no broker, finder, investment banker or other Person is entitled to any brokerage fee, finder’s fee, transaction fee or similar fee, commission or compensation in connection with the Transactions as a result of any arrangement made by or on behalf of the Seller Group or any of their respective Affiliates. ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PURCHASER Purchaser hereby represents and warrants to the Seller Parties and the Company as of the date hereof and as of the Closing Date that the following statements are true and correct: SECTION 4.01 Organization and Standing. (a) Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to conduct its business as presently conducted. (b) Purchaser is duly qualified to do business as a foreign limited liability company and, where applicable, is in good standing under the laws of each state or other jurisdiction in which the ownership or use of the properties owned or used by it or the nature of the activities conducted by it requires such qualification, except where the failure to be so qualified would not reasonably be expected to, individually or in the aggregate, result in a Purchaser Material Adverse Effect. SECTION 4.02 Authority; Binding Effect. (a) Purchaser has the requisite limited liability company power and authority to execute and deliver this Agreement and each of the Other Transaction Documents to which it is specified to be a party and (subject to the Consents, Authorizations and Filings described in Section 4.03) to consummate the transactions contemplated hereby and thereby and perform its other obligations hereunder and thereunder. Purchaser has taken all corporate action required, and no other proceedings on the part of Purchaser are necessary, to authorize the execution, delivery and performance of this Agreement and each of the Other Transaction Documents to which it is or

39 is specified to be a party and to authorize the consummation of the transactions contemplated to be consummated by it pursuant to this Agreement and such Other Transaction Documents. (b) This Agreement has been duly executed and delivered by Purchaser and, prior to the Closing, Purchaser will have duly executed and delivered each of the Other Transaction Documents to which it is or is specified to be a party. (c) Assuming that this Agreement has been duly authorized, executed and delivered by the other Parties, this Agreement constitutes, and, upon the due authorization, execution and delivery by the other parties to each Other Transaction Document, each Other Transaction Document to which Purchaser is or is specified to be a party will constitute, a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except to the extent such enforcement may be limited by Remedies Exception. SECTION 4.03 No Conflicts; Consents. (a) The execution and delivery by Purchaser of this Agreement and each of the Other Transaction Documents to which it is or is specified to be a party and the consummation by Purchaser of the transactions contemplated hereby and thereby and the performance by Purchaser of its other obligations hereunder and thereunder do not or will not (whether with or without the passage of time, the giving of notice or both), as applicable, result in any (i) breach, violation or default by Purchaser under the Organizational Documents of Purchaser or (ii) (A) material breach, violation or default by Purchaser, (B) termination, cancellation or acceleration of any right or obligation of Purchaser (or give rise to the right of any Person to assert any such right or obligation) or (C) loss of any benefit of Purchaser or the requirement to obtain any consent or provide notice under, in each case, under any provision of, (1) any material contract of Purchaser or material Permit of Purchaser or (2) any Injunction or, subject to the Authorizations and Filings described in Section 4.03(b), applicable Law. (b) No Authorization or Filing is required to be obtained or made by or with respect to Purchaser in connection with the execution, delivery and performance of this Agreement or the Other Transaction Documents, the consummation of the transactions contemplated hereby or thereby or the compliance by Purchaser with the terms and conditions hereof and thereof, other than (i) as may be required by the HSR Act, (ii) as may be required by applicable property transfer Laws or Environmental Laws, (iii) as may be required by the rules or regulations of any applicable securities exchange or listing authority and (iv) such Authorizations or Filings, the absence of which, or the failure of which to be made, would not reasonably be expected to, individually or in the aggregate, result in a Purchaser Material Adverse Effect. SECTION 4.04 Proceedings. As of the date of this Agreement, (i) there is no Proceeding against Purchaser and (ii) to the knowledge of Purchaser, there is no investigation or inquiry by any Governmental Entity with respect to any actual or alleged non-compliance by Purchaser with any applicable Law, in the case of each of clauses (i) and (ii), that (A) is pending or, to the Knowledge of Seller, has been threatened in writing and (B) (I) would not reasonably be expected to, individually or in the aggregate, result in a Purchaser Material Adverse Effect or (II) challenges or seeks to prevent, enjoin or otherwise delay the consummation of the Transactions.

40 SECTION 4.05 No Registration. (a) Purchaser is acquiring the Interests for investment for its own account only and not with a view to, or for sale in connection with, any distribution thereof. Purchaser understands that the Interests may not be sold, transferred, pledged, hypothecated or otherwise disposed of, or offered for sale, transfer, pledge, hypothecation or disposition, without registration under the Securities Act or any state securities Law, except pursuant to an exemption from such registration available under the Securities Act or any such state security Law, and compliance with other securities Laws, in each case, to the extent applicable. (b) Purchaser is an “accredited investor” (as defined in Rule 501(a) of Regulation D promulgated under the Securities Act). (c) Purchaser has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of its investment in the Interests and of making an informed investment decision with respect thereto, and can bear the economic risk of its investment in the Interests and afford a complete loss of such investment. SECTION 4.06 Financing; Sale/Leaseback. (a) Purchaser has delivered to the Sellers true, accurate and complete copies of (i) the Oaktree Equity Financing Commitment and A&M Equity Financing Commitment, pursuant to which each Sponsor has committed, upon the terms and subject to the conditions thereof, to make its respective portion of the Equity Financing as set forth therein, (ii) the executed debt commitment letter, dated as of the date of this Agreement (the “Debt Financing Commitment” and, together with the Equity Financing Commitments, the “Financing Commitments”), pursuant to which the financial institutions identified therein (collectively, the “Debt Financing Sources”) have committed, upon the terms and subject to the conditions thereof, to lend the amounts set forth therein (the “Debt Financing” and, together with the Equity Financing, the “Financing”), (iii) the fee letter referred to in the Debt Financing Commitment with fee amounts, pricing caps, other economic “market flex” terms and any other items not affecting conditionality under the Debt Financing Commitment redacted (none of which would adversely affect the amount or availability of the Debt Financing in a manner that would adversely impact the ability of Purchaser to consummate the Transactions) (the “Fee Letter”) and (iv) the executed Purchase and Sale Agreement, dated as of the date hereof (the “SLB PSA”), by and between each of Gator 25 LLC, a Delaware limited liability company, and EPRT Tennessee Properties LLC, a Delaware limited liability company (collectively, together with any other third party purchaser participating in the Sale/Leaseback Transaction, the “SLB Buyers”), on the one hand, and Purchaser, on the other hand, pursuant to which the Company will sell to the SLB Buyers certain Owned Real Property set forth on Exhibit E therein and, at the closing under the SLB PSA, the SLB Buyers and the Company will enter into master lease agreements and other customary agreements under which the Company will immediately lease back from the SLB Buyers such properties (the “Sale/Leaseback Transaction”). (b) As of the date hereof, each of the Financing Commitments is in full force and effect and is a legal, valid and binding obligation of Purchaser and, to the knowledge of

41 Purchaser, the other parties thereto, enforceable against Purchaser and the other parties thereto in accordance with their terms (subject to the Remedies Exception). Purchaser and its Affiliates have fully paid or caused to be fully paid any and all commitment or other fees in connection with the Financing Commitments that are payable on or prior to the date of this Agreement. As of the date of this Agreement, the Financing Commitments have not been amended or modified in any respect, no such amendment or modification is contemplated (other than amendments or modifications to the Debt Financing Commitment solely to add lenders, lead arrangers, bookrunners, syndication agents or similar entities that have not executed the Debt Financing Commitment as of the date of this Agreement, including to amend the economic and other arrangements with respect to the appointment of such lenders, lead arrangers, bookrunners, syndication agents or similar entities (it being understood that the aggregate commitments of the Debt Financing Sources party to the Debt Financing Commitment prior to such amendment or modification (but not the aggregate commitments thereunder) may be reduced in the amount of such additional party’s commitment)) and, as of the date of this Agreement, the respective commitments contained therein (including the commitment to provide the applicable Sponsor’s respective portion of the Equity Financing contained therein) have not been withdrawn, rescinded or otherwise modified in any respect. As of the date of this Agreement, no event has occurred that (with or without notice or lapse of time, or both) would or would reasonably be expected to constitute a default or breach under any term, or a failure of any condition, of the Financing Commitments on the part of Purchaser, nor to the knowledge of Purchaser, either Sponsor (in the case of the Equity Financing Commitments) or any other party to the Financing Commitments or otherwise be reasonably likely to result in any portion of the Financing contemplated thereby to be unavailable. There are no conditions precedent to the funding of the full amount of the Financing other than the conditions precedent expressly set forth in the Financing Commitments. As of the date hereof, Purchaser has no reason to believe that it will not be able to satisfy any term or condition contained in the Financing Commitments required to be satisfied as a condition in the Financing or that the Financing will not be made available to Purchaser on the Closing Date, assuming the accuracy of the Company’s and the Seller Parties’ representations and warranties set forth in this Agreement and performance by the Company and the Seller Parties’ of their respective obligations hereunder, in each case solely to the extent necessary to cause the conditions set forth in Section 8.01(a) and Section 8.01(b) to be true. As of the date hereof, there are no Contracts to which Purchaser or any of its Affiliates is a party that would reasonably be likely to affect the availability, enforceability, conditionality of, or reduce the aggregate amount of, the Financing contemplated by the Financing Commitments. (c) As of the date hereof, the SLB PSA is in full force and effect and is a legal, valid and binding obligation of Purchaser and, to the knowledge of Purchaser, the other parties thereto, enforceable against Purchaser and the other parties thereto in accordance with its terms (subject to the Remedies Exception). As of the date of this Agreement, the SLB PSA has not been amended or modified in any respect, and no such amendment or modification is contemplated. As of the date of this Agreement, no event has occurred that (with or without notice or lapse of time, or both) would or would reasonably be expected to constitute a default or breach under any term, or a failure of any condition, of the SLB PSA on the part of Purchaser, nor to the knowledge of Purchaser, any other party to the SLB PSA or otherwise be reasonably likely to result in any material delay or impediment to the transactions contemplated thereunder, including the Sale/Leaseback Transaction. There are no conditions precedent to the consummation of the transactions contemplated by the SLB PSA, including the Sale/Leaseback Transaction, other than the conditions precedent expressly set forth therein. As of the date hereof, Purchaser reasonably

42 expects that it will be able to satisfy any term or condition contained in the SLB PSA required to be satisfied as a condition to the consummation of the transactions contemplated therein, including the Sale/Leaseback Transaction, assuming the accuracy of the Company’s and the Seller Parties’ representations and warranties set forth in this Agreement and performance by the Company and the Seller Parties’ of their respective obligations hereunder, in each case solely to the extent necessary to cause the conditions set forth in Section 8.01(a) and Section 8.01(b) to be true. As of the date hereof, there are no Contracts to which Purchaser or any of its Affiliates is a party that would reasonably be likely to affect the availability, enforceability, conditionality of, or reduce the aggregate amount of, the proceeds to be received by Purchaser under the SLB PSA. (d) Assuming satisfaction of the conditions set forth in Section 8.01 and, subject to the terms and conditions set forth in the Financing Commitments and the SLB PSA, the funding of the Financing in accordance with the Financing Commitments, the consummation of the Sale/Leaseback Transaction and the aggregate proceeds from the Financing and the Sale/Leaseback Transaction will be sufficient to enable Purchaser to make all cash payments payable by Purchaser at the Closing pursuant to Section 1.02(c) and pay all fees, costs and expenses related to the Acquisition and the other Transactions required to be paid by Purchaser at the Closing. SECTION 4.07 Limited Guarantee. Concurrently with the execution of this Agreement, each of Oaktree and A&M has duly executed and delivered to Sellers their respective Limited Guarantee. As of the date hereof, each Limited Guarantee is in full force and effect and is a legal, valid and binding obligation of the applicable Sponsor, enforceable against the applicable Sponsor in accordance with its terms (subject to the Remedies Exception). The execution, delivery and performance by the applicable Sponsor of its respective Limited Guarantee, and the consummation of the transactions contemplated thereby, are within the power and authority of such Sponsor and have been duly authorized by all necessary corporate or other action on the part of such Sponsor. As of the date hereof, there is no default or breach under the Limited Guarantees by the Sponsors, and no event has occurred that (with or without notice or lapse of time, or both) would constitute a default or breach thereunder by the Sponsors. SECTION 4.08 Solvency. Assuming (a) the representations and warranties set forth in Article II and Article III are true and correct, (b) the conditions set forth in Section 8.01 have been satisfied, (c) the compliance and performance by the Seller Parties, the Company and the Company Subsidiaries of their respective obligations under this Agreement and any Other Transaction Documents to which any of the foregoing Persons is or is specified to be a party, (d) the funding of the Financing in accordance with the Financing Commitments, and (e) the consummation of the Sale/Leaseback Transaction in accordance with the SLB PSA, Purchaser and the Company Group on a consolidated basis will be, at the Closing immediately after giving effect to the Transactions, Solvent.

43 SECTION 4.09 Brokers. No broker, finder or investment banker or other Person is entitled to any brokerage fee, finder’s fee or similar fee, commission or compensation in connection with the Transactions as a result of any arrangement made by or on behalf of Purchaser or any of its Affiliates for which the Seller Parties or any of their Affiliates (excluding, after the Closing, the Company Group) would be liable. SECTION 4.10 No Other Representations or Warranties. (a) Purchaser acknowledges and agrees that: (i) Except for the representations and warranties expressly made by any Seller Party or any member of the Company Group in this Agreement or in any Other Transaction Document (including in any certificate delivered on behalf of any Seller Party pursuant to this Agreement), no Seller Party nor any of their respective Affiliates (including the Company Group), nor any of their respective Representatives nor any other Person makes any express or implied representation or warranty with respect to the Seller Group, the Company Group or the Business or any information made available to Purchaser or any of its Affiliates or Representatives in each case in connection with the Transactions, including with respect to the prospects of the Business or its profitability for Purchaser, merchantability or fitness for any particular purpose, forecasts, projections, business plans or other information (including any Evaluation Material) and the accuracy or completeness of, or the reasonableness of any assumptions underlying, any such forecasts, projections, business plans or other information. (ii) Each Seller Party and the Company, on its own behalf and on behalf of its Affiliates and its and their respective Representatives, expressly disclaims all representations and warranties in connection with the Transactions, whether express or implied, except for the representations and warranties expressly made by any Seller Party or any member of the Company Group in this Agreement or in any Other Transaction Document (including in any certificate delivered on behalf of any Seller Party pursuant to this Agreement). No Seller Party nor any of their respective Affiliates (including the Company Group), nor any of their respective Representatives nor any other Person has, or is subject to, any liability or other obligation to Purchaser or any of its Affiliates or any of their respective Representatives arising from such Person’s use of any information provided by any Seller Party or any of its Affiliates to any such Person in connection with the Transactions, including information, documents, projections, forecasts or other materials made available to such Person in any virtual data room, confidential information memorandum, management presentation or offering materials, or in connection with any site tours or visits, diligence calls or meetings or otherwise, unless such information is expressly addressed by a representation or warranty made by any Seller Party or any member of the Company Group in this Agreement or in any Other Transaction Document (including in any certificate delivered on behalf of any Seller Party pursuant to this Agreement). (b) In furtherance of the foregoing, Purchaser acknowledges that it is not entitled to rely, has not relied and will not rely on any representation or warranty of any Seller Party or any of its Affiliates (including the Company Group) or any of their respective Representatives or any other Person, other than those representations and warranties made by any Seller Party or any member of the Company Group in this Agreement or in any Other Transaction Document (including in any certificate delivered on behalf of any Seller Party pursuant to this

44 Agreement). Purchaser acknowledges and agrees that it is relying solely (A) on the representations and warranties expressly made by any Seller Party or any member of the Company Group in this Agreement or in any Other Transaction Document (including in any certificate delivered on behalf of any Seller Party pursuant to this Agreement) and (B) on its own investigation and analysis in entering into the Transaction Documents to which it is a party and that each of the Transaction Documents is the product of arm’s-length negotiations. Purchaser and each of its Representatives acknowledge and agree that they (i) have had access to and the opportunity to review all of the documents made available to them in the Data Room or otherwise provided to Purchaser or its Representatives on behalf of the Company, and (ii) have been afforded reasonable access to the books and records, facilities and officers, directors, managers, employees and other representatives of the Company Group for purposes of conducting a due diligence investigation with respect thereto and has had such documents and information made available and has evaluated such documents and information, as it has deemed necessary in connection with the execution and delivery of the Transaction Documents. Purchaser is an informed and sophisticated participant in the transactions contemplated by the Transaction Documents and has conducted to its satisfaction an independent investigation of the financial condition, results of operations, assets, liabilities, properties and projected operations of the Company Group. Purchaser is knowledgeable about the industries in which the Company Group operates, is capable of evaluating the merits and risks of the Transactions as contemplated by this Agreement and is able to bear the substantial economic risk of such investment for an indefinite period of time. ARTICLE V COVENANTS OF SELLERS AND THE COMPANY SECTION 5.01 Access. From and after the date of this Agreement and until the earlier to occur of the Closing and the termination of this Agreement pursuant to Article IX, the Seller Group shall, and shall cause the Company to, give Purchaser and its Representatives reasonable access, during normal business hours, upon reasonable advance written notice and solely for purposes of integration planning and any other purposes reasonably related to the Transactions, to personnel, properties and Records relating to the Company Group and the Business; provided, that Purchaser and its Representatives (a) are accompanied at all times by Business Employees during any access to properties of the Company, (b) comply with all applicable Laws and all applicable policies and reasonable requirements of the Company (including such policies and requirements relating to environmental, health, safety and security matters) and (c) shall not contact or otherwise communicate with the employees of the Company or the Business, or, to the extent the Company, the Business, or Transactions are directly or indirectly referenced or identified, any customers or suppliers of the Company or the Business or any other Person having a business relationship with the Company or the Business, in each case, unless approved in writing in advance by the Sellers; provided, further, that the foregoing shall not be deemed to prohibit (x) good faith communications with landlords of the Business under lease agreements to the extent consent from such landlord is required in connection with the consummation of the Transactions or (y) communication in the ordinary course of business or in connection with market due diligence so long as the Company, the Business, or Transactions are not directly or indirectly referenced or identified in connection with such communications; provided, further, that the Sellers or the Company may restrict such access to the extent that such access (i) would reasonably be expected to materially disrupt the normal operations of the Seller

45 Group, the Company Group or the Business, (ii) would violate or result in a waiver of any attorney- client privilege of the Seller Group or the Company or violate any applicable Law (including merger control and competition Laws and Privacy Laws applicable to employee Personal Data) or Contracts entered into prior to the date of this Agreement, or (iii) would breach any duty of confidentiality or other obligation owed to any person (expressly excluding, for purposes of this clause (iii), any information that would be subject to confidentiality restrictions under the Confidentiality Agreement). Such rights of access explicitly exclude any Phase II environmental investigations or any other environmental testing or sampling, including any such testing or sampling of soil, surface water, air, groundwater or other environmental media, or building materials without Sellers’ prior consent. When exercising its rights under this Section 5.01, Purchaser shall, and shall cause its Representatives to, use commercially reasonable efforts to minimize disruption to the Company and the Business. Any information provided to or obtained by Purchaser by exercising its rights pursuant to this Section 5.01 will be subject to the Confidentiality Agreement. In addition, from the date hereof through the Closing, the Seller Parties shall, and shall cause the applicable members of the Seller Group (including the Company Group) to, use reasonable best efforts to cause their applicable personnel reasonably requested by Purchaser to participate in weekly integration meetings and other reasonably requested integration planning workshops. SECTION 5.02 Conduct of the Business. From and after the date of this Agreement and until the earlier to occur of the Closing and the termination of this Agreement pursuant to Article IX, except (v) with the prior written consent of Purchaser (which consent, with respect to the matters set forth in Section 5.02(b), shall not be unreasonably withheld, conditioned or delayed), (w) as set forth in Schedule 5.02, (x) in connection with the consummation of the Company Internal Reorganization or the F Reorganization in accordance with the terms thereof, (y) as required by applicable Law, Injunction or the terms of any Material Contract or (z) as otherwise expressly contemplated, permitted or required by any of the Transaction Documents: (a) the Company shall, and the Sellers shall cause the Company Group to, (i) use commercially reasonable efforts to (A) operate the Business in all material respects in the ordinary course of business and to preserve intact its assets, business, goodwill and relationships with third parties, (B) maintain staffing practices at the Car Wash Sites in the ordinary course of business and (C) maintain the Car Wash Sites in the ordinary course of business, (ii) reasonably promptly following the date hereof (and in any event within thirty (30) days), implement and maintain reasonable security at the Pipeline Sites consistent with industry standards for under construction car wash sites, (iii) deliver to Purchaser (A) the Monthly Closing Deliverables within twenty (20) Business Days following the end of the calendar month to which such Monthly Closing Deliverables relate and (B) a report showing weekly aggregated change in year-over-year same store sales within five (5) Business Days of the closing of the week to which such report relates, (iv) reasonably cooperate with Purchaser to facilitate discussions with Business Employees regarding retention arrangements (which, for the avoidance of doubt, shall be retention arrangements that are solely the responsibility of Purchaser) and (v) notwithstanding anything to the contrary in Section 5.02(b), execute planned 2025 merit increases and promotions consistent with past practice for prior years; and (b) without limiting the generality of Section 5.02(a), the Company shall not, and the Sellers shall not permit the Company Group or the Business to, without the prior written

46 consent of Purchaser (such consent not to be unreasonably withheld, conditioned or delayed), (i) (1) enter into, adopt, modify, terminate or amend any Benefit Plan, except (A) as required by applicable Law, (B) for changes in Seller Benefit Plans that apply (i) only to individuals who are not Business Service Providers or (ii) to substantially all similarly situated employees of the Seller Group (including Business Service Providers), or (C) for amendments to bonus and commission plans that do not result in any increase in cost or Liability to any member of the Company Group; (2) enter into or amend any employment, consulting, independent contractor severance, termination, retention, change in control, sale bonus or other similar agreement or arrangement with any Business Service Provider (other than any offer letter terminable by the applicable member of the Seller Group at will upon notice of thirty (30) days or less without cost or Liabilities); (3) increase any compensation payable or to become payable to any Business Service Provider, except for increases in base compensation in the ordinary course of business that do not exceed 3% in the aggregate or 5% for any individual in the ordinary course of business, (4) forgive the indebtedness of, or accelerate the vesting, payment or funding of any compensation or benefits payable to any Business Service Provider; (5) grant, award or pay any equity or equity-based award, bonus, change in control payment, retention, severance, or deferred compensation to any Business Service Provider (except as required by the terms of any Benefit Plan in effect as of the date hereof); (6) waive, release or limit in any material respect any restrictive covenant obligation of any Business Service Provider; (7) hire, promote or terminate the employment of any Business Service Provider who is an “above-shop” employee (but excluding any maintenance technician or maintenance coordinator) (other than terminations for cause or in the ordinary course of business) (it being agreed that, with respect to this clause (7), if Purchaser does not refuse in writing to consent to any hiring, promotion or termination within two (2) Business Days of receipt of a request for such consent, then such consent shall be deemed to have been provided); (8) transfer the employment or service of any Business Service Provider to or from any member of the Company Group from or to any other member of the Seller Group; or (9) engage in any plant closing or mass layoff within the meaning of WARN; (ii) sell, assign, license, transfer, abandon or otherwise dispose of any Company Intellectual Property, except for non-exclusive licenses granted in the ordinary course of business; or (iii) other than advances to Business Employees for reasonable business expenses in the ordinary course of business, make any loan, advance, guarantee or capital contribution to or investment in any Person (other than another member of the Company Group) or forgive any indebtedness for borrowed money owed to the Company Group by any Person (other than another member of the Company Group). (c) without limiting the generality of Section 5.02(a), the Company shall not, and the Sellers shall not permit the Company Group or the Business to, without the prior written consent of Purchaser: (i) amend the certificate of incorporation, by-laws or any other comparable organizational documents of the Company Group; (ii) declare or pay any dividend or make any other distribution from the Company Group to any holder of any Shares or Interests or Capital Securities of any member of the Company Group, other than, in each case, (A) cash dividends or other distributions of cash and (B) other dividends or distributions from one member of the Company Group solely to another member of the Company Group;

47 (iii) redeem, repurchase, or otherwise acquire (directly or indirectly) any equity interest in, or voting security of, the Company Group, or issue, sell, transfer, encumber, dispose of, or grant (A) any Capital Securities in the Company Group or (B) any warrant, option, right, “phantom” stock right, stock appreciation right, restricted stock unit, stock-based performance unit, equity or equity based compensation awards, convertible or exchangeable securities or any other commitment or undertaking (1) pursuant to which the Company Group is or may become obligated to issue, transfer, encumber, dispose of, sell or grant (x) any Capital Securities of the Company Group or (y) any security convertible into, or exercisable or exchangeable for, any Capital Security in the Company Group, (2) pursuant to which the Company Group is, or may become obligated to, issue, sell or grant any such warrant, option, right, unit, security, commitment or undertaking or (3) that gives any person the right to receive any benefit or right accruing to the holders of the Shares or Interests or other Capital Securities of the Company Group; (iv) adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of any member of the Company Group or split, combine or reclassify any of the Shares or Interests or any other Capital Securities of the Company Group, or issue any other security in respect of, in lieu of or in substitution for any of the Interests or any other Capital Securities of the Company Group; (v) acquire any business, or any corporation, partnership, association, other business organization or division or a material portion of the assets of a Person, by merger, consolidation, purchase of assets or otherwise; (vi) sell, lease, license or otherwise dispose of any material asset of the Company Group, except for (A) sales of Inventory in the ordinary course of business, or (B) disposal of assets with a value that is less than $25,000; (vii) other than Liens with respect to individual Liabilities of less than $10,000 (and $100,000 in the aggregate), knowingly permit any asset of the Company to become subject to any Lien (other than any Permitted Lien); (viii) make, revoke or change any Tax election; change (or request to any Governmental Entity to change) any annual accounting period; adopt or change (or request that any Governmental Entity change) any material method, policy or practice of accounting; file any amended material Tax Return; enter into any settlement or closing agreement relating to any material Tax; settle any Proceeding in respect of material Taxes or any material Tax claim or assessment; surrender any right to claim a material Tax refund, offset or other reduction in Liability; prepare any material Tax Return in a manner inconsistent with the past practices of any member of the Company Group; or request a ruling with respect to Taxes; provided, however, that nothing in this Section 5.02(b) shall prevent any Seller Tax Group from taking any of the foregoing actions with respect to any Seller Tax Group Tax Returns. (ix) (A) make any material change to the Company’s methods of financial accounting in effect as of the date of this Agreement, except as required by GAAP or applicable Law, or (B) make any material change in cash management practices, policies or procedures with respect to collection of accounts receivable, establishment of reserves for

48 uncollectible accounts receivable, accrual of accounts receivable, Inventory control, prepayment of expenses, payment of trade accounts payable, accrual of other expenses, deferral of revenue or acceptance of customer deposits; (x) incur, assume or otherwise become responsible for any indebtedness for borrowed money or other Funded Debt or issue or sell any debt securities or other right to acquire any debt securities of the Company Group; (xi) enter into any Contract between a member of the Company Group, on the one hand, and the Seller Group (other than a member of the Company Group), on the other hand, except for such Contracts (A) entered into in connection with the Company Internal Reorganization or the F Reorganization, in each case, that are set forth in Schedule 5.02(c)(xi) or Contracts that will be terminated with no further Liabilities to any member of the Company Group at or prior to the Measurement Time; (xii) compromise or settle any material Proceeding, other than compromises or settlements of civil matters by the Company Group (x) solely for monetary payments that are paid prior to Closing or covered by insurance (without a reservation of rights) or otherwise included in Working Capital or subject to the indemnification obligations in Section 11.03 and (y) not involving an admission of wrongdoing; (xiii) (A) amend or modify in any material respect, or terminate, any Material Contract or any Contract with a vendor or supplier that has payment obligations in excess of $250,000 per annum (each, a “Vendor Contract”) (other than expiration of a Material Contract or Vendor Contract in accordance with its terms or any amendment, modification or termination of any Vendor Contract that is not a Material Contract in the ordinary course of business) or expressly waive any material benefits under any Material Contract or Vendor Contract or (B) enter into any Contract that would constitute a Material Contract if in effect on the date hereof or any Vendor Contracts (other than the entry into customer Contracts or Vendor Contracts in the ordinary course of business); and (xiv) authorize, agree (in writing or otherwise) or commit to take any of the foregoing actions described in this Section 5.02(b). (d) Notwithstanding anything to the contrary in this Agreement: (i) nothing contained in this Agreement shall give Purchaser, directly or indirectly, any right to control or direct the operations of the Company Group prior to the Closing, and (ii) prior to the Closing, the Seller Group and the Company shall exercise, consistent with the other terms and conditions of this Agreement, complete control and supervision over the Business. (e) From and after the date hereof, DBI shall not, and shall cause each other member of the Seller Group not to, sell, transfer, assign or otherwise dispose of any real property if such sale, transfer, assignment or disposition (or any Contract entered into in connection therewith) would cause or result in (i) any actual or purported restriction or limitation on the ability or right of (A) any member of the Company Group or the Business or (B) any post-Closing Affiliates of the Company Group (including Purchaser and its Subsidiaries) to own, operate, sell, transfer, pledge or otherwise dispose of any assets or to engage in any business (including any

49 non-compete restrictions or any other limitation on any applicable Person’s ability to compete in any line of business, with any Person, in any geographic area or during any period of time) or (ii) any restriction, limitation or prohibition on the right of any member of the Company Group to use the Licensed Trademarks (as defined in the License Agreement) in accordance with the terms of the License Agreement. SECTION 5.03 Confidentiality. During the five (5)-year period commencing on the Closing Date, DBI shall keep confidential and refrain from using, and cause the other members of the Seller Group and their respective Representatives to keep confidential and refrain from using, all information concerning the Company Group or the Business, except (i) as required by a Governmental Entity or required pursuant to Law or the rules or regulations of any securities exchange or listing authority or legal, administrative or judicial process (provided that, in the case of this clause (i), to the extent permitted by Law, DBI shall provide Purchaser with prompt written notice of such disclosure obligation and shall reasonably cooperate with Purchaser in any effort by Purchaser to obtain a protective order or other confidential treatment with respect to the information to be disclosed), (ii) for information that becomes generally available to the public on or after the date hereof, other than as a result of a breach of this Section 5.03, and (iii) for information DBI can demonstrate is disclosed to DBI or any other member of the Seller Group after the Closing Date on a non-confidential basis by any Person not known by DBI or such other member of the Seller Group to be bound by an obligation (legal, fiduciary or otherwise) of confidentiality to any member of the Company Group or Purchaser; provided that the foregoing shall not be deemed to prohibit DBI or other members of the Seller Group from (w) disclosing information to the extent reasonably required to be disclosed in connection with the exercise of any right or remedy provided in any Transaction Document or any Proceeding against Purchaser or the Company arising out of, under or relating to the Transactions, (x) disclosing information to the extent reasonably required in connection with the filing of Tax Returns or the conduct of any Tax Proceeding, (y) disclosing information to the extent required or protected under applicable Law or the rules or regulations of any U.S. or non-U.S. securities exchange or listing authority or (z) with respect to information concerning the Transactions or the Company Group or the operation of the Business, in each case, solely to the extent relating to the period of time prior to the Closing, DBI or any of its Representatives determines is commercially reasonable to disclose to the Seller Group’s current, former or prospective direct or indirect investors, stockholders, lenders, securityholders or analysts in any communication with such Person regarding the Business, the Acquisition, this Agreement, the Other Transaction Documents or the transactions contemplated hereby or thereby. SECTION 5.04 Intercompany Arrangements. Except (a) as contemplated by the Company Internal Reorganization and set forth on Schedule 5.04, (b) for the Contracts set forth on Schedule 5.04 (the “Surviving Intercompany Subleases”) or (c) as expressly provided in any Other Transaction Document, prior to the Measurement Time, DBI shall cause all Contracts or other arrangements (including intercompany balances and accounts) between the Seller Group (other than a member of the Company Group), on the one hand, and a member of the Company Group, on the other hand, that were entered into prior to the Closing to be canceled, terminated or extinguished, as the case may be, without further Liability or obligation thereunder on the part of any party thereto. SECTION 5.05 Company Internal Reorganization; F Reorganization.

50 (a) Prior to the date the Closing would be required to occur under Section 1.02(a) (for this purpose, assuming the satisfaction of the conditions in Section 8.01(h) and Section 8.01(i) prior to such date), DBI shall, and shall cause each other member of the Seller Group to, effect or cause all required transfers and take all such actions as are necessary, so that prior to such date, the Company Internal Reorganization shall be completed in accordance with Annex E. (b) Prior to the date the Closing would be required to occur under Section 1.02(a) (for this purpose, assuming the satisfaction of the conditions in Section 8.01(h) and Section 8.01(i) prior to such date), DBI shall, and shall cause each other member of the Seller Group to, effect or take all such actions as are necessary, so that prior to such date, the F Reorganization shall be completed. In connection with the formation of Parent in accordance with the F Reorganization, the Sellers shall cause Parent to execute a joinder to this Agreement in the form attached hereto as Exhibit D pursuant to which Parent shall become a party to this Agreement. SECTION 5.06 Marketable Title. The Sellers shall, and shall cause the other members of the Seller Group (including the Company Group) to, promptly take all actions within their control that are reasonably required to remove and cure any title defects or otherwise establish that the applicable member of the Company Group has good and marketable title to all Owned Real Property, subject only to the Permitted Liens. SECTION 5.07 Specified Sites. (a) Prior to the Closing, Sellers shall, and shall cause the other members of the Seller Group (including the Company Group) to, use commercially reasonable efforts to cause the Specified Sites to be Substantially Complete prior to the Closing. To the extent any Specified Site is not Substantially Complete prior to the Closing, then, from and after the Closing, Sellers shall, and shall cause the other members of the Seller Group, to cause the Specified Sites to be Substantially Complete as promptly as reasonably practicable after the Closing (at the Seller Group’s cost and expense); provided that, notwithstanding the foregoing, with respect to any Specified Sites that are not Substantially Complete as of the Closing, the Seller Group shall not be required to staff or install signage at any Specified Site. In connection with the foregoing, Purchaser shall, and shall cause its Subsidiaries (including the Company Group) to, reasonably cooperate with the Seller Group in its efforts to cause the Specified Site to be Substantially Complete after the Closing (in each case, at the Seller Group’s cost and expense). To the extent any Specified Site is not Substantially Complete by the later of: (i) June 30, 2025 or (ii) the date that is ninety (90) days following the Closing Date, Purchaser shall have the right to take such actions reasonably necessary to Substantially Complete any such Specified Site; provided that, to the extent Purchaser’s and its Subsidiaries’ reasonable and documented out-of-pocket costs incurred in connection with any such Substantial Completion exceed the Estimated Substantial Completion Amount, then within ten (10) Business Days following delivery of notice and reasonable documentation of such costs to DBI, DBI shall reimburse, or cause Parent to reimburse, Purchaser for such excess costs, by wire transfer of immediately available funds to an account designated in writing by Purchaser. (b) To the extent the Crown Point Site is not Substantially Complete as of the Closing, Sellers shall, and shall cause the applicable members of the Seller Group to, waive the

51 “continuous operation” covenant set forth in Section 9 of the Crown Point Lease until the earlier of (x) such time as the Crown Point Site is Substantially Complete and (y) the date that is one hundred twenty (120) days after the Closing Date; provided that such period shall be extended until the date that the Crown Point Site is Substantially Complete, so long as Purchaser is diligently pursuing such Substantial Completion. (c) Prior to the Closing, Sellers shall use reasonable best efforts to obtain an amendment or waiver to the Blanding Lease providing for (i) a waiver of the right of substitution under the Blanding Lease with respect to the Blanding Site and (ii) an extension of the obligation to Substantially Complete the Blanding Site, which amendment or waiver shall be subject to review and approval of Purchaser (which approval shall not be unreasonably withheld, conditioned or delayed). To the extent such amendment or waiver is obtained prior to the Closing, if the Seller Group fails to Substantially Complete the Blanding Site prior to the date required under the Blanding Lease (as amended), DBI shall reasonably promptly reimburse Purchaser for any increase in Base Monthly Rent (as defined in the Blanding Lease, as amended) or any other material increase in obligations until the Blanding Site is Substantially Completed. To the extent such amendment or waiver is not obtained prior to the Closing, if the failure to Substantially Complete the Blanding Site causes the landlord to exercise its right of substitution under the Blanding Lease, then DBI or another member of the Seller Group shall transfer to the landlord under the Blanding Lease, as a substitute for the Blanding Site, a parcel of real property approved in writing by Purchaser (such approval not to be unreasonably withheld, conditioned or delayed) that does not constitute Real Property (and the Seller Group shall take any actions under the Blanding Lease reasonably required to effect such substitution) and DBI shall reasonably promptly reimburse Purchaser for any penalties, costs, expenses or fees that are charged or assessed by the landlord under the Blanding Lease in connection with any such substitution. ARTICLE VI COVENANTS OF PURCHASER SECTION 6.01 Confidentiality. Purchaser acknowledges that the information being made available to it in connection with the Transactions and the transactions contemplated by each of the Other Transaction Documents (including the terms, conditions and other provisions of this Agreement and each of the Other Transaction Documents) is subject to the Confidentiality Agreement. Effective upon, and only upon, the Closing, the Confidentiality Agreement shall terminate with respect to information to the extent relating to the Company Group, the Business or the Transactions; provided, that Purchaser acknowledges that, notwithstanding such termination of the Confidentiality Agreement, after the Closing, any and all other confidential or proprietary non-public information made available to it by or on behalf of DBI or any of its Affiliates or any of its or their respective Representatives, concerning DBI or any of its Affiliates (other than the Company Group, the Business or the Transactions) shall remain subject to the terms, conditions and other provisions of the Confidentiality Agreement after the Closing. If this Agreement is, for any reason, terminated prior to the Closing, the Confidentiality Agreement (and the terms, conditions and other provisions thereof) shall nonetheless continue in full force and effect. The Confidentiality Agreement is hereby amended to include in the definition of “Representatives” contained therein all existing or prospective Debt Financing Sources, equity investors and co- investors of Purchaser and their respective Affiliates and their respective Representatives. The

52 execution of this Agreement shall constitute written consent by DBI pursuant to the Confidentiality Agreement to all actions by Purchaser and its Representatives permitted or contemplated by this Agreement and the Other Transaction Documents. SECTION 6.02 Replacement of Credit Support. From and after the date hereof, Purchaser shall, and shall cause its Affiliates to, use reasonable best efforts to obtain, with respect to each Guarantee issued by any member of the Seller Group (other than the Company Group) (each a “Seller Business Guarantor”) for the benefit of any member of the Company Group (including with respect to any Lease) (each such Guarantee, a “Business Guarantee”), terminations, releases or replacement Guarantees with Express Wash Acquisition Company, LLC (or one of its Subsidiaries) as replacement guarantor, in each case, in form and substance reasonably satisfactory to Sellers, which provide that as of the Closing Date the applicable Seller Business Guarantor has no further Liability of any kind following the Closing under such Business Guarantee (each such termination, release or replacement Guarantee, a “Seller Guarantee Release”). The Seller Parties shall bear all costs, expenses and fees incurred in connection with obtaining any Seller Guarantee Release, except that Purchaser shall be solely liable under and in connection with, any replacement Guarantees, security deposits, letters of credit, surety bonds, the posting of any collateral or otherwise providing to the creditors under any Business Guarantee any credit support necessary to obtain a Seller Guarantee Release with respect to such Business Guarantee. If Purchaser is unable to obtain a Seller Guarantee Release with respect to one or more Business Guarantees or a Seller Guarantee Release with respect to any Business Guarantee is in form and substance not reasonably satisfactory to Sellers and is rejected by Sellers on account thereof, then from and after the Closing, Purchaser shall indemnify, defend and hold harmless each Seller Business Guarantor and its Affiliates (other than the Company Group) from and against any and all Liabilities, Losses and other costs, expenses, interest, awards, judgments and penalties suffered or incurred by any of them in connection with any applicable Business Guarantee to the extent relating to obligations arising from and after the Closing. The Seller Parties shall indemnify, defend and hold harmless Express Wash Acquisition Company, LLC or its applicable Subsidiary from and against any and all Liabilities, Losses and other costs, expenses, interest, awards, judgments and penalties suffered or incurred by any of them under any Seller Guarantee Release to the extent relating to obligations arising prior to the Closing. SECTION 6.03 Insurance. From and after the Closing, the Company Group shall cease to be insured by any insurance policy held by, or any self-insurance program of, the Seller Group (excluding the Company Group), and neither Purchaser nor its Affiliates (including, after the Closing, the Company Group) shall have any access, right, title or interest in, to or under any such insurance policy or program (including any right of coverage or to any claim or proceeds thereof) to cover any assets of the Company or any liability arising from the operation of the Company and the Business; provided, that, with respect to events or circumstances relating to the Company Group or the Business that occurred or existed prior to the Closing Date that are covered by solely those occurrence-based insurance policies of the Seller Group (excluding the Company Group) set forth on Schedule 6.03 (the “Seller Insurance”), Purchaser or the Company Group may, after the Closing Date, make claims under the Seller Insurance to the extent such coverage and limits are available to the Company Group under the Seller Insurance. By making any claims under the Seller Insurance, Purchaser agrees to reimburse, or cause a member of the Company Group to reimburse, the Seller Group for any out-of-pocket costs incurred by the Seller Group as a result of such claims, Purchaser or the Company Group shall exclusively bear (and the Seller Group shall

53 have no obligation to repay or reimburse Purchaser or the Company Group for) the amount of any “deductible” or net retention associated with such claims under the Seller Insurance, and as between Purchaser and the Company Group, on the one hand, and the Seller Group, on the other hand, Purchaser and the Company Group shall be liable for all uninsured or uncovered amounts of such claims. The Seller Group shall retain all rights to control their insurance policies or programs, including the right to exhaust, settle, release, commute, buy back or otherwise resolve disputes with respect to any of its insurance policies and programs notwithstanding whether any such insurance policies or programs apply to any Liabilities of Purchaser or any of its Affiliates (including the Company Group). The Seller Group may amend or modify any insurance policy or program in the manner it deems appropriate to give effect, from and after the Closing, to this Section 6.03. From and after the Closing, Purchaser shall be responsible for securing all insurance it considers appropriate for its operation of the Company Group and the Business. Purchaser further covenants and agrees not to seek to assert or to exercise any right or claim of the Company or the Business under or in respect of any insurance policy or program of the Seller Group under which the Company or the Business is an additional insured. SECTION 6.04 R&W Insurance Policy. Following the date of this Agreement, in the event Purchaser or any of its Affiliates elects to obtain a representations and warranties insurance policy in respect of the representations and warranties contained in this Agreement or in any certificate or other instrument contemplated by or delivered in connection with this Agreement (such policy, a “R&W Insurance Policy”), (a) all premiums, underwriting fees, brokers’ commissions and other costs and expenses related to such R&W Insurance Policy shall be borne solely by Purchaser or such Affiliate, (b) such R&W Insurance Policy shall not provide for any “seller retention” (as such phrase is commonly used in the R&W Insurance Policy industry), (c) such R&W Insurance Policy shall expressly waive any claims of subrogation (except with respect to claims for Fraud) against the Sellers, Parent and DBI, (d) the Sellers, their Affiliates and each of their respective officers, directors, employees, partners, members, managers, agents, attorneys, representatives, successors or permitted assigns shall be intended third party beneficiaries of the R&W Insurance Policy to the extent of the rights specified hereby to be incorporated therein, and (e) none of Purchaser or any of its Affiliates shall amend, waive, modify or otherwise revise the R&W Insurance Policy in any manner inconsistent with the foregoing. SECTION 6.05 Director and Officer Liability and Indemnification. (a) For a period of six (6) years after the Closing, Purchaser shall not, and shall not permit any member of the Company Group to, amend, repeal or otherwise modify any provision in any member of the Company Group’s Organizational Documents (relative to the Organizational Documents in effect as of the date hereof) relating to the exculpation or indemnification of any officers, directors or similar functionaries (unless to provide for greater exculpation or indemnification or unless required by Law), it being the intent of the parties hereto that the current and former officers, directors, managers and similar functionaries of the members of the Company Group shall continue to be entitled to such exculpation and indemnification (including with respect to advancement of expenses) to the extent required by applicable Law or the applicable Organizational Documents in effect as of the date hereof. Purchaser agrees and acknowledges that this Section 6.05 shall be binding on each member of the Company Group’s successors and assigns.

54 (b) If the any member of the Company Group or any of their respective successors or assigns (i) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) shall transfer all or substantially all of its properties and assets to any Person, then, and in each such case, Purchaser shall use commercially reasonable efforts to ensure that proper provisions be made so that the successors and assigns of the members of the Company Group shall assume all of the obligations set forth in this Section 6.05. (c) Notwithstanding anything in this Agreement to the contrary, if any claim, action, suit, proceeding or investigation (whether arising before, on or after the Closing Date) is made against any individual who was an officer, director, manager or similar functionary of any member of the Company Group, at or prior to the Closing, on or prior to the sixth anniversary of the Closing, the provisions of this Section 6.05 shall continue in effect until the final disposition of such claim, action, suit, proceeding or investigation. (d) The obligations under this Section 6.05 shall not be terminated or modified in such a manner as to affect adversely any indemnitee or exculpee to whom this Section 6.05 applies without the consent of such affected indemnitee or exculpee. The provisions of this Section 6.05 are intended for the benefit of, and will be enforceable by (as express third-party beneficiaries), each current and former officer, director, manager or similar functionary of the members of the Company Group and his or her heirs and representatives, successors and assigns and are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have had by contract or otherwise. SECTION 6.06 Seller Note Cooperation; Seller Credit Agreement. (a) Prior to the Closing, Purchaser shall, and shall cause its Subsidiaries and its and their respective Representatives to, use reasonable best efforts to provide cooperation reasonably requested by the Seller Group in connection with any potential sale, transfer or assignment of all or any portion of the Seller Note or the Seller Credit Agreement (as applicable) to a third party (other than any Disqualified Person (as defined in the Seller Note)) (each such third party (other than any Disqualified Person (as defined in the Seller Note)), a “Note Purchaser”), including using reasonable best efforts in (i) reasonably promptly (A) preparing and furnishing to the Seller Group and any Note Purchaser financial information to the extent it is available to Purchaser or its Subsidiaries and (B) furnishing all other available pertinent information and disclosures relating to Purchaser as may be reasonably requested by the Seller Group or any Note Purchaser to the extent necessary in connection with any such potential sale, transfer or assignment and (ii) having appropriate members of senior management of Purchaser or other appropriate employees participate in a reasonable number of virtual or telephonic presentations and due diligence sessions with the Seller Group or any Note Purchaser in connection with the Seller Note or the Seller Credit Agreement, including direct contact between such senior management of Purchaser or other appropriate employees and any Note Purchaser, provided that participation in such sessions does not unreasonably interfere with the performance by any applicable employees of their respective duties and obligations to Purchaser or any of its Subsidiaries or otherwise unreasonably interfere with the operation by Purchaser or any of its Subsidiaries of their respective businesses in the ordinary course in any material respect. Purchaser shall, and shall cause its Subsidiaries to, (x) consent to any such sale, transfer or assignment of all or any portion of the

55 Seller Note or Seller Credit Agreement (as applicable) to a Note Purchaser and (y) subject to the occurrence of the Closing, execute and deliver all such documents and instruments as are reasonably necessary or desirable in connection with any such sale, transfer or assignment of all or any portion of the Seller Note or Seller Credit Agreement (as applicable) to a Note Purchaser. Notwithstanding anything to the contrary contained herein, neither the Purchaser nor any of its Subsidiaries shall be required to commit to take any action that is not contingent upon the Closing (including the entry into any Contract) or that would be effective prior to the Closing Date. All non-public or otherwise confidential information regarding Purchaser or any of its Subsidiaries provided pursuant to this Section 6.06 may be provided to any Note Purchaser so long as such Persons are subject to customary confidentiality undertakings reasonably satisfactory to Purchaser and substantially similar to those set forth in the Confidentiality Agreement. (b) Prior to the Closing, Purchaser shall, and shall cause its Subsidiaries and its and their respective Representatives to, to reasonably cooperate and negotiate in good faith with the Seller Group the terms of the Seller Credit Agreement such that, at the Closing, in lieu of executing and delivering the Seller Note, the applicable Persons who would otherwise be party to the Seller Note would execute and deliver the Seller Credit Agreement. The Parties agree that, in the event the Seller Credit Agreement is in agreed form as of the Closing Date, the Parties shall cause the execution and delivery of the Seller Credit Agreement at the Closing, and the Seller Note shall not be executed and delivered at the Closing. ARTICLE VII MUTUAL COVENANTS SECTION 7.01 Efforts. (a) Prior to the Closing, except with respect to the matters described in Section 7.01(b), which shall be governed by the provisions thereof, each Party shall (and shall cause their respective Subsidiaries to) use reasonable best efforts to cause the conditions of the other Party set forth in Article VIII to be satisfied and to consummate the Transactions on the terms and subject to the conditions set forth herein. Except as expressly set forth in this Agreement (including Section 7.01(b) and Article VIII), (x) no Party shall be required to expend any funds, commence or participate in any litigation or grant any accommodation (financial or otherwise) to obtain any third party consents or approvals and (y) no such third party consents or approvals shall be deemed to be a condition to the obligations of the Parties to consummate the Transactions. Each Party shall not, and shall cause its Subsidiaries to not, take any action that would, or that would reasonably be expected to, result in any of the conditions set forth in Article VIII not being satisfied in a timely manner or otherwise materially delay the consummation of the Transactions. DBI shall, and shall cause the Seller Group to, use their respective reasonable best efforts to obtain as promptly as practicable after the date of this Agreement the consents of third parties, and to give notices to third parties and to take such other actions, as may be necessary or appropriate in order to (i) keep in effect and avoid the breach or violation of, termination of, or adverse change to, any Material Contract in connection with the consummation of the Transactions or (ii) provide the Services (as defined in the Transition Services Agreement) to the Company or its Subsidiaries.

56 (b) Antitrust Matters. (i) Purchaser and the Sellers shall cooperate using reasonable best efforts to obtain any required governmental approvals and shall (A) as promptly as practicable and in any event not more than fifteen (15) Business Days after the date of this Agreement, make or cause to be made any filings required of each of them (and, in the case of Purchaser, its Affiliates, and in the case of the Sellers, the other members of the Seller Group) under the HSR Act; (B) cooperate with each other in connection with any such filing and in connection with resolving any investigation or other inquiry of any Governmental Entity under any applicable Law with respect to any such filing or the Transactions and (C) will cooperate to obtain the expiration or termination of the HSR waiting period and any other applicable government approvals. Subject to applicable Law, each Party shall (I) promptly inform the other Parties of any material oral communication with, and provide copies of material written communications (excluding the HSR filing itself) with, any Governmental Entity regarding any such filings or the Transactions and (II) upon request of the other Parties, all information concerning itself (and, in the case of Purchaser, its Affiliates, and in the case of the Sellers, the other members of the Seller Group) and its and their respective directors, officers or equityholders, as applicable, and such other matters as may be reasonably necessary or advisable in connection with any such filings or the Transactions and (III) permit the other Parties to review in advance (and to consider in good faith any comments made by the other Parties in relation to) any proposed material communication by such Party to any Governmental Entity relating to any such filings or the Transactions; provided, that (x) the Sellers and Purchaser may, as each determines is reasonably necessary, designate competitively sensitive material provided to the other pursuant to this Section 7.01 as “Outside Counsel Only” and such materials and the information contained therein shall be given only to the outside legal counsel of the recipient and will not be disclosed by such outside counsel to directors, officers or employees of the recipient unless express permission is obtained in advance from the source of such materials (the Sellers or Purchaser, as the case may be) or its legal counsel and (y) materials may be redacted (i) to remove references concerning the valuation of the Company and the Business, (ii) as necessary to comply with contractual arrangements or applicable Law and (iii) as necessary to address reasonable attorney-client or other privilege or confidentiality concerns; provided, further, that none of Purchaser nor any of its Affiliates shall be required to take any action which may have an adverse material effect on the value or economics of the Transactions for Purchaser. Subject to applicable Law, no Party shall independently participate in any substantive meeting, telephone call or discussion with any Governmental Entity in respect of any such filings, investigation, or other inquiry without giving the other Parties prior notice of the meeting, telephone call or discussion and, to the extent permitted by such Governmental Entity, the opportunity to attend or participate. Subject to applicable Law and the instructions of any Governmental Entity, each of the Sellers and Purchaser shall keep the other apprised of the status of matters relating to Filings required to be made and Authorizations required to be obtained in connection with the Acquisition and the other Transactions, including by promptly notifying, or furnishing the other with copies of, notices or other communications received by the Sellers or Purchaser, as the case may be, or, in the case of Purchaser, any of its Affiliates, or in the case of the Sellers, the other members of the Seller Group, from any Governmental Entity with respect to such Filings or Authorizations. Purchaser shall pay the HSR filing fee. (ii) Purchaser shall not, and shall cause SSG itself and each controlled Affiliate of SSG not to, acquire, invest in, or otherwise obtain any interest in (whether in the form

57 of equity or debt) or agree to acquire, invest in or otherwise obtain any interest in (whether in the form of equity or debt) by merging or consolidating with, or by purchasing any assets of or equity or debt in, or by any other manner, any Person or portion thereof if the entering into a definitive agreement relating to or the consummation of such acquisition, investment, purchase, merger or consolidation would reasonably be expected to (A) impose any delay in the obtaining of, or increase the risk of not obtaining, any authorizations, consents, orders, declarations or approvals of any Governmental Entity necessary to consummate the Transactions or the expiration or termination of any applicable waiting period, (B) increase the risk of any Governmental Entity entering an order prohibiting the consummation of the Transactions or (C) delay the consummation of the Transactions. (iii) Purchaser shall, and shall cause SSG itself and each controlled Affiliate of SSG to, use commercially reasonable efforts to take the actions necessary to make any Filings and obtain any Authorizations required under or in connection with any Antitrust Law, and to enable all waiting periods under any Antitrust Law to expire, and to avoid or eliminate each and every impediment under any Antitrust Law asserted by any Governmental Entity, in each case, to consummate the Acquisition or the other Transactions as promptly as practicable, and in any event prior to the Outside Date; provided that none of Purchaser and its Affiliates shall be required to take any action which may have an adverse material effect on the value or economics of the Transactions for Purchaser. (iv) Purchaser will not (A) withdraw its initial filing under the HSR Act and refile it unless the Sellers have consented in advance to such withdrawal and refiling or (B) take, or cause to be taken, any action or do, or cause to be done, anything that would be reasonably likely to delay the grant of any Authorization or extend any waiting period under the HSR Act with respect to the Transactions or to cause any Governmental Entity to object to such Transactions. (v) Nothing in this Agreement shall require the Sellers or any of their Affiliates (including the members of the Company Group) or Purchaser or any of its Affiliates to take, or agree to take, any action with respect to its business or operations unless the effectiveness of such agreement or action is conditioned upon the Closing. SECTION 7.02 Further Action. From time to time after the Closing, upon the reasonable request of either Purchaser or the Sellers, the other of such Parties shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions as are reasonably necessary or desirable to confirm and assure the rights and obligations provided for in this Agreement and render effective the consummation of the Transactions. SECTION 7.03 Records. (a) During the seven (7)-year period commencing on the Closing Date, upon reasonable advance written notice, DBI shall furnish or cause to be furnished to Purchaser and its Representatives access, during normal business hours, to such information and Records of the Seller Group (including by furnishing copies thereof) and reasonable assistance (including by providing access to personnel), in each case, to the extent relating to the Company Group or the

58 Business for periods prior to the Closing (to the extent within the control of DBI or its Subsidiaries) as is reasonably necessary or requested (i) for financial reporting and accounting matters, (ii) for other reasonable business purposes, (iii) to facilitate the investigation, litigation, settlement and final disposition of any claims that may have been or may be made by or against (x) members of the Seller Group or (y) Purchaser or any of its Affiliates (other than claims between any member of the Seller Group (other than members of the Company Group), on the one hand, and Purchaser or its Affiliates (including, after the Closing, the Company Group), on the other hand) or (iv) in connection with any investigation by any Governmental Entity. Purchaser shall reimburse DBI for reasonable and documented out-of-pocket costs and expenses incurred by DBI in assisting Purchaser and its Representatives pursuant to this Section 7.03(a). Nothing in this Section 7.03(a) shall obligate DBI to take any action that would (x) unreasonably interfere with the conduct of its business or unreasonably disrupt its normal operations or (y) result in a waiver of any attorney- client privilege or violate any applicable Law (it being agreed that, in the event that access is withheld pursuant to the foregoing clause (x) or (y), DBI shall provide Purchaser with a reasonably detailed description of the information not provided and cooperate in good faith to design and implement alternative disclosure or access arrangements to enable Purchaser to evaluate any such information without resulting in such interference, violation or waiver). (b) During the seven (7)-year period commencing on the Closing Date, upon reasonable advance written notice, Purchaser shall furnish or cause to be furnished to DBI and its Representatives access, during normal business hours, to such information and Records of the Company Group (including by furnishing copies thereof) and reasonable assistance (including by providing access to personnel), in each case, to the extent relating to the Company Group or the Business for periods prior to the Closing (to the extent within the control of Purchaser or its Subsidiaries) as is reasonably necessary or requested (i) for bona fide financial reporting and accounting matters, (ii) to facilitate the investigation, litigation, settlement and final disposition of any claims that may have been or may be made by or against members of the Seller Group (other than claims between any member of the Seller Group (other than members of the Company Group), on the one hand, and Purchaser or its Affiliates (including, after the Closing, the Company Group), on the other hand) or (iii) in connection with any investigation by any Governmental Entity. DBI shall reimburse Purchaser for reasonable and documented out-of-pocket costs and expenses incurred by Purchaser in assisting DBI and its Representatives pursuant to this Section 7.03(b). Nothing in this Section 7.03(b) shall obligate Purchaser to take any action that would (x) unreasonably interfere with the conduct of its business or unreasonably disrupt its normal operations or (y) result in a waiver of any attorney-client privilege or violate any applicable Law (it being agreed that, in the event that access is withheld pursuant to the foregoing clause (x) or (y), Purchaser shall provide DBI with a reasonably detailed description of the information not provided and cooperate in good faith to design and implement alternative disclosure or access arrangements to enable DBI to evaluate any such information without resulting in such interference, violation or waiver). (c) Except in accordance with the Company Group’s or Sellers’ bona fide document retention and destruction policies in place as of the Closing, during the seven (7)-year period following the Closing Date, neither Purchaser nor DBI shall destroy or otherwise dispose, or permit the destruction or disposal, of any Records relating to the Company Group or the Business for periods prior to the Closing that are (i) in the case of Purchaser, it and its Affiliates’ and (ii) in the case of DBI, it or the Seller Group’s possession without first giving the other of such

59 Parties written notice of such intended destruction or disposition no later than twenty (20) days prior to the date of such destruction or disposition and offering such other Party the opportunity to copy such Records or deliver to such other Party, at such other Party’s expense, custody of such Records. Notwithstanding the foregoing sentence, neither Purchaser nor DBI shall destroy or otherwise dispose, or permit the destruction or disposal, of any Records relating to the finances and Taxes of the Company Group (“Tax Records”) until the expiration of the last to expire of all applicable statutes of limitations for the taxable period or periods to which such Tax Records relate and, thereafter, Purchaser or DBI, as applicable, may destroy or dispose of all or part of such Tax Records without affording any right (of notice or otherwise) to the other of such Parties. SECTION 7.04 Wrong Pockets. (a) If, at any time during the twelve (12) months after the Closing, any member of the Seller Group is in possession of (i) any funds (including any refund or other amount relating to any claim (in respect of workers’ compensation, litigation, insurance or otherwise)) arising from the Business or (ii) any asset primarily used or held for use in the conduct of the Business, including any funds or assets incorrectly not transferred to Purchaser at the Closing, then such member of the Seller Group shall promptly transfer such funds or asset to the Company or its designated Affiliate, for no additional cost or consideration. Until such transfer is effected, such member of the Seller Group shall preserve the value of, and hold in trust for the sole use and benefit of the Company or its designated Affiliate, such funds or asset and provide to the Company or its designated Affiliate all of the benefits arising from such funds or asset and otherwise cause such funds or asset to be used as reasonably instructed by the Company or its designated Affiliate. (b) If, at any time during the twelve (12) months after the Closing, Purchaser or any of its Affiliates (including the Company Group) is in possession of (i) any funds (including any refund or other amount relating to any claim (in respect of workers’ compensation, litigation, insurance or otherwise)) arising from any business of the Seller Group other than the Business (excluding any funds that were included in Cash or Working Capital as finally determined pursuant to Section 1.04), (ii) any asset (excluding Intellectual Property) used or held for use in the conduct of any business of the Seller Group other than primarily in the Business, or (iii) any Intellectual Property exclusively used in the conduct of the business of the Seller Group, then Purchaser shall promptly transfer, or cause its applicable Affiliate to transfer, such funds or asset to such member of the Seller Group, for no additional consideration but net of Purchaser’s reasonable costs and expenses incurred to effect such transfer or fulfill its obligation pursuant to the following sentence. Until such transfer is effected, Purchaser shall, or shall cause its applicable Affiliate to, preserve the value of, and hold in trust for the sole use and benefit of such member of the Seller Group, such funds or asset and provide to such member of the Seller Group all of the benefits arising from such funds or asset and otherwise cause such funds or asset to be used as reasonably instructed by such member of the Seller Group. SECTION 7.05 Publicity. From and after the date of this Agreement, no Party will, and each Party will cause its Affiliates and Representatives not to, make or issue any public release or other public announcement concerning the Transaction Documents or the transactions contemplated thereby or thereby without the prior written consent of DBI (in the case of Purchaser) or Purchaser (in the case of one of the Seller Parties), which consent shall not be unreasonably withheld, conditioned or delayed, except (i) as such release or announcement may be required by

60 applicable Law or the rules or regulations of any U.S. or non-U.S. securities exchange or listing authority, in which case the Party required to make the release or announcement (or whose Affiliate or Representative is required to make such release or announcement) shall, to the extent permitted by applicable Law, allow the other Parties a reasonable opportunity to comment on such release or announcement in advance of such issuance and the Party issuing such release or announcement shall consider any reasonable comments of the other Parties in good faith or (ii) to the extent the contents of such release or announcement are consistent with the materials or disclosures that have previously been released publicly without violation of Section 7.05; provided, that (x) the Parties (and their respective Affiliates) may make internal announcements to their respective employees that are consistent with such Party’s prior public disclosures regarding the transactions contemplated by the Transaction Documents and that otherwise have been made in accordance with this Section 7.05 and (y) the Seller Group shall reasonably consult with, and consider in good faith comments from, Purchaser with respect to broad-based written communications (including FAQs to be disseminated to employees) by the Seller Group to Business Employees; provided, further, that Purchaser and its Affiliates are permitted to report and disclose the status of this Agreement and the Transactions to the current and prospective limited partners of investment funds managed or advised by Purchaser’s Affiliates (subject to customary confidentiality obligations) and Purchaser and its Affiliates shall be permitted to disclose the consummation of the Transactions on websites and otherwise in the ordinary course of business. DBI and Purchaser agree that the initial press release to be issued with respect to the transactions contemplated by the Transaction Documents following the date hereof and following the Closing, respectively, shall be in the form mutually agreed upon by DBI and Purchaser. Notwithstanding anything to the contrary in this Section 7.05, following the initial press release, DBI and its Affiliates and Representatives may, with respect to information concerning the Transactions or the Company Group or the operation of the Business, in each case, solely to the extent relating to the period of time prior to the Closing, make any truthful public statements to the press, analysts, investors, lenders, securityholders or those attending investor conference calls regarding the Transactions, the Business, this Agreement or the Other Transaction Documents. SECTION 7.06 Tax Matters. (a) Tax Sharing Agreements. Any tax sharing agreements between any member of the Seller Group (other than any member of the Company Group) and any member of the Company Group shall be terminated prior to the Closing Date. After the Closing, the Company Group shall not have any further Liabilities thereunder or under any payables arising thereunder. (b) Tax Year. The Parties acknowledge and agree that, for U.S. federal income Tax purposes, the taxable year of the Company Group will terminate at the end of the Closing Date. To the extent required or permitted by Law, the Parties shall elect to close any taxable year of the Company for U.S. state and local Tax purposes as of the end of the day on the Closing Date. (c) Seller Tax Group Tax Returns. Subject to Section 7.06(m)(i) and Section 7.06(i), the Seller Group shall include the income and operations of the Company Group through the Closing on the applicable Seller Tax Group Tax Returns and all Transaction Tax Deductions shall be reported on such Seller Tax Group Tax Returns to the extent permitted by applicable Law at a “more likely than not” or higher level of comfort. For the avoidance of doubt, in accordance with Section 7.06(m)(i), Purchaser shall cause to be included all income and

61 operations of the Company Group incurred on the Closing Date following the Closing on the income Tax Returns of Tax Purchaser. Notwithstanding anything to the contrary, the Seller Group shall have sole and exclusive control over the preparation and filing of Seller Tax Group Tax Returns and shall not be required to provide to Purchaser or any of its Affiliates (including after the Closing Date, the Company Group) any Seller Tax Group Tax Returns; provided, that at Purchaser’s reasonable request, the Seller Group shall provide to Purchaser and its Affiliates separate pro forma returns with respect to the income and operations of the Company Group that were included in any such Seller Tax Group Tax Returns. (d) Post-Closing Company Group Tax Return Preparation. Purchaser shall prepare and timely file or cause to be timely prepared and filed any Tax Returns required to be filed by the Company Group with respect to any Pre-Closing Tax Period, except for any Seller Tax Group Tax Returns. With respect to any such Tax Return that gives rise to any Tax liability for which the Seller Group (other than members of the Company Group) is responsible under the terms of this Agreement or that could impact a Seller Tax Group Tax Return (each, a “Purchaser Prepared Tax Return”), Purchaser shall prepare and file such Purchaser Prepared Tax Returns in a manner consistent with past practices of the Company Group, except as otherwise required by Law or this Agreement. Purchaser shall deliver a copy of any Purchaser Prepared Tax Return to the Seller Group for the Seller Group’s review, comment and approval (not to be unreasonably withheld, conditioned or delayed) at least fifteen (15) days prior to the due date thereof, and Purchaser shall incorporate any reasonable comments made by the Seller Group with respect thereto. Purchaser shall pay or cause the Company Group to pay all Taxes required to be paid with respect to any such Tax Returns. (e) Tax Contests. (i) If any Taxing Authority initiates any Proceeding with respect to the Company Group that could reasonably be expected to serve as the basis for a claim for indemnification under Section 7.06(l) or otherwise impact Taxes for which any member of the Seller Group (other than a member of the Company Group), on the one hand, or a member of the Company Group, on the other hand, would be liable (a “Tax Contest”), then the Party receiving notice (including through its Affiliates) of such a Tax Contest shall promptly provide notice of such claim to the other Party; provided, however, that the failure to give such prompt notice will not relieve any other Person of its obligations under this Agreement, except to the extent that another Party is materially prejudiced thereby. Such notice will specify in reasonable detail the basis for such Tax Contest, to the extent known, and will include a copy of material correspondence received from a Governmental Entity with respect to such Tax Contest. (ii) Notwithstanding anything to the contrary, the Seller Group shall have sole and exclusive control over the conduct, defense and resolution of any Tax Contest relating to any Seller Tax Group Taxes or any member of the Seller Tax Group. The Seller Group shall keep Purchaser reasonably informed as to any such Tax Contest that could reasonably be expected to have an impact on a Tax Return of a member of the Company Group for any taxable period that begins on or after the Closing Date. With respect to any other Tax Contest that could reasonably be expected to impact Taxes for the Seller Group would be liable under this Agreement, (i) Purchaser shall keep the Seller Group reasonably informed regarding such Tax Contest, (ii) the Seller Group shall be entitled to participate in such Tax Contest at its own expense and (iii)

62 Purchaser shall not settle, compromise or otherwise resolve such Tax Contest without the Sellers’ prior written consent (not to be unreasonably withheld, conditioned or delayed). (f) Pre-Closing Tax Refunds. Any Tax refund (or Tax credit in lieu of a Tax refund) of the Company Group for any Pre-Closing Tax Period of the type and amount listed on Schedule 7.06(f) (collectively, “Tax Refunds”) received by Purchaser or the Company Group after the Closing Date, shall be for the account of the Seller Group (other than the Company Group) to the extent such Taxes were paid by the Company Group prior to the Closing or were included as a liability in the determination of Working Capital. Purchaser shall pay, or cause to be paid, to the member(s) of the Seller Group designated by DBI an amount equal to such Tax Refund, net of any Taxes and reasonable and documented out-of-pocket cost to Purchaser and its Affiliates attributable to the obtaining and receipt of such Tax Refund and any Seller Tax Group Taxes that would be indemnifiable by DBI pursuant to Section 7.06(l), within ten (10) Business Days after receipt or utilization thereof. Notwithstanding the foregoing, no payment shall be required by Purchaser pursuant to this Section 7.06(f) with respect to any Tax Refund to the extent such Tax Refund (i) relates solely to the carryback of any Tax attribute generated after the Closing Date, (ii) was taken into account as an asset in calculating the Final Purchase Price, or (iii) is required to be paid to any other Person pursuant to any Contract entered into by the Company Group prior to Closing or pursuant to any applicable Law. To the extent any Tax Refund is subsequently disallowed, the Seller Group shall promptly repay the amount of such disallowed refund to Purchaser, along with any penalties, interest or other reasonable and documented out-of-pocket costs of Purchaser associated with such disallowance, within ten (10) Business Days of Purchaser’s notice to the Seller Group. (g) Post-Closing Tax Actions. Without the prior written consent of DBI (not to be unreasonably withheld, conditioned or delayed), Purchaser shall not, and, following the Closing, shall cause the Company Group not to, (i) make or initiate any voluntary contact, disclosure or other agreement with any Governmental Entity with respect to Taxes, (ii) amend, file or re-file any Tax Return of any member of the Company Group for a Pre-Closing Tax Period, (iii) agree to waive or extend the statute of limitations relating to any Taxes of any member of the Company Group for any Pre-Closing Tax Period in respect of Taxes, or (iv) make, revoke or change any election with respect to, or that has a retroactive effect to, any Pre-Closing Tax Period of any member of the Company Group, in each case, to the extent such action would reasonably be expected to give rise to a Tax liability for which the Seller Tax Group (other than any member of the Company Group) would be liable under Law or pursuant to this Agreement. Notwithstanding anything to the contrary, Purchaser shall not, and, following the Closing, shall cause the Company Group not to (x) take any action with respect to Seller Tax Group Tax Returns or (y) make any election under Code Sections 338 or 336 (or any similar provision under state, local or non-U.S. Law) with respect to the acquisition of the Company Group. (h) Intermediary Transaction Tax Shelter. Purchaser shall not take any action with respect to the Company that would cause the transactions contemplated by this Agreement to constitute part of a transaction that is the same as, or substantially similar to, the “Intermediary Transaction Tax Shelter” described in Internal Revenue Service Notices 2001-16 and 2008-111. (i) Straddle Periods. For the purposes of this Agreement, and subject to Section 7.06(m), with respect to any Straddle Period, (i) the amount of any Taxes based on or

63 measured by income, receipts, or payroll of the Company Group, or any other Tax (other than property, ad valorem, or similar Taxes covered by the next sentence that follows) of the Company Group that relates to the portion of such Straddle Period ending on the Closing Date shall be determined based on an interim closing of the books as of the Closing and (ii) the amount of any property, ad valorem or similar Taxes of the Company Group that relates to the portion of such Straddle Period ending on the Closing Date shall be deemed to be the amount of such Taxes for the entire Straddle Period multiplied by a fraction the numerator of which is the number of days in the Straddle Period ending on the Closing Date and the denominator of which is the number of days in such Straddle Period. (j) Cooperation. Purchaser and DBI shall cooperate fully with each other, as and to the extent reasonably requested by the other Party, in connection with the preparation, filing and execution of Tax Returns and any audit, litigation or other proceeding with respect to Taxes. Such cooperation shall include the retention and (upon the other Party’s request) the provision of records and information that are reasonably relevant to any such Tax Return, audit, litigation or other proceeding during normal business hours and making employees available (as reasonably required) on a mutually convenient basis to provide additional information and explanation of any materials provided hereunder or to testify at any such proceeding. Purchaser and DBI agree to retain or cause to be retained all books and records with respect to Tax matters pertinent to the Company Group until the expiration of the applicable statute of limitations. Purchaser and DBI further agree, upon reasonable request, to use their commercially reasonable efforts to (i) obtain any certificate or other document from any Taxing Authority or any other person or (ii) take any other action as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed on any Party (including with respect to the transactions contemplated by this Agreement). (k) Transfer Taxes. All Transfer Taxes (excluding any Transfer Taxes described in clause (ii) of the definition of Seller Tax Group Taxes, which shall be borne by the Seller Group and any Transfer Taxes incurred in connection with the Sale/Leaseback Transaction, which shall be borne by Purchaser) that are imposed on any of the Parties by any Governmental Entity in connection with the transactions contemplated by this Agreement shall be borne fifty percent (50%) by Purchaser, on the one hand, and fifty percent (50%) by the Seller Group, on the other hand. The Seller Group will prepare and timely file, or cause to be prepared and timely filed, all necessary Tax Returns and other documentation with respect to all such Transfer Taxes (the expense of which shall be borne fifty percent (50%) by Purchaser, on the one hand, and fifty percent (50%) by the Seller Group, on the other hand) and, if required by applicable Law, Purchaser will join in the execution of any such Tax Returns and other documentation. Purchaser shall promptly remit the amount of such Transfer Taxes and related expenses it is responsible for pursuant to this Section 7.06(k) to the Seller Group prior to the date the Transfer Taxes are required to be paid to the applicable Taxing Authority or the relevant Tax Returns are required to be filed. (l) Indemnification for Tax Damages. (i) Notwithstanding anything herein to the contrary, from and after the Closing, DBI shall indemnify, defend and hold harmless Purchaser and the Company Group (each, an “Indemnified Party”) from and against any and all Tax Damages.

64 (ii) In the event that an Indemnified Party determines that it has a claim for Tax Damages pursuant to this Section 7.06(l), Purchaser shall give prompt written notice thereof to DBI, specifying the amount of such claim and the basis of such claim in reasonable detail (in each case, to the extent then reasonably determinable by Purchaser); provided, that no delay on the part of Purchaser in notifying DBI shall relieve DBI from any indemnity for Tax Damages hereunder unless, and then solely to the extent, that DBI is actually and materially prejudiced thereby. DBI shall notify Purchaser within thirty (30) days following its receipt of such notice if DBI disputes the Tax Damages to the applicable Indemnified Party under this Section 7.06(l). If DBI does not so notify such Indemnified Party, the claim specified by such Indemnified Party in such notice shall be conclusively deemed to be Tax Damages under this Section 7.06(l), and DBI shall pay the amount of such Tax Damages in accordance with this Section 7.06(l)(ii) to such Indemnified Party at such time or, in the case of any notice in which the amount of the claim (or any portion of the claim) is reasonably estimated, on such later date when the amount of such claim (or such portion of such claim) is finally determined. If DBI has timely disputed the Tax Damages with respect to such claim as provided above, DBI and Purchaser shall negotiate in good faith to resolve such dispute. If such dispute remains unresolved as of the thirtieth (30th) day after timely delivery by DBI of the notice that it disputes the Tax Damages with respect to such claim, such Indemnified Party shall have the right to seek any and all available remedies in respect thereof. If any Tax Damages are payable directly by DBI to an Indemnified Party, then within five (5) Business Days following the final determination of the amount of any Tax Damages payable to an Indemnified Party, DBI shall pay the Indemnified Party such Tax Damages by wire transfer of immediately available funds to an account designated in writing by Purchaser. (iii) Notwithstanding anything herein to the contrary, the indemnification obligations described in this Section 7.06(l) shall survive until sixty (60) days after the expiration of the statute of limitations for the underlying matter. (iv) The Parties shall (and (i) Purchaser shall cause its Affiliates to, and (ii) the Seller Parties shall cause the Seller Group to) treat any indemnification payments made pursuant to this Section 7.06(l) as adjustments to the Purchase Price to the fullest extent permitted by Law. (m) Tax Treatment; Allocation of Purchase Price. (i) For U.S. federal and applicable state and local income Tax purposes, the Parties agree that: (A) the F Reorganization is intended to be treated as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, (B) the conversion of Express Management Arkansas, Inc., to a limited liability company is intended to be treated as a complete liquidation of a subsidiary corporation governed by Section 332 of the Code, (C) by virtue of the disregarded entity status of Purchaser and Topco at the Closing in respect of the same regarded indirect parent company (“Tax Purchaser”) and by virtue of the disregarded entity status of each member of the Company Group at the Closing, Purchaser’s purchase of the Interests is intended to be treated as a sale by Parent and a purchase by Tax Purchaser of the assets of the members of the Company Group (including, the Owned Real Property) in exchange for the consideration described herein, including the Seller Note or the Seller Credit Agreement, and (D) by virtue of the disregarded entity status of the members of the Company Group at the Closing, all transactions or actions undertaken by the members of the Company Group, and all the income and operations of the

65 Company Group, occurring on the Closing Date after the Closing (including any transaction engaged in by the Company Group in connection with the financing of any obligations of Purchaser to make a payment under this Agreement and including any transactions taken pursuant to the Sale/Leaseback Transaction, if implemented) are intended to be reflected on the U.S. federal and applicable state and local income Tax Returns of Tax Purchaser for the taxable period of Tax Purchaser that includes the Closing Date. For the avoidance of doubt all Transaction Tax Deductions are intended to be reported on the Seller Tax Group Tax Returns to the extent permitted by applicable Law at a “more likely than not” or higher level of comfort. (ii) The Purchase Price, any assumed liabilities and other relevant items properly treated as purchase price for Tax purposes (including, for the avoidance of doubt, the principal amounts owed pursuant to the Seller Note or the Seller Credit Agreement, as applicable), will be allocated among the assets of the members of the Company Group for all applicable Tax purposes in accordance with Section 1060 of the Code and the Treasury Regulations adopted thereunder (the “Allocation”). The Parties agree that, in the event of a Sale/Leaseback Transaction, any amounts allocated to the applicable Owned Real Property pursuant to the Allocation shall be consistent with the purchase price or other amounts realized by Purchaser in connection with conveying such Owned Real Property to the SLB Buyer. No later than sixty (60) days after the final determination of the Final Purchase Price pursuant to Section 1.04, Purchaser will deliver a copy of the Allocation to the Seller Group for the Seller Group’s review and comment, and Purchaser will consider in good faith any reasonable comments delivered by the Seller Group. The Seller Group will, within thirty (30) days after receiving the Allocation from Purchaser, notify Purchaser if it disagrees with the Allocation, and if the Seller Group does not so notify Purchaser within such thirty (30)-day period, the Allocation will be final and binding on the Parties. If the Seller Group disagrees with the Allocation, Purchaser and the Seller Group will make a good faith effort to resolve the dispute. If Purchaser and the Seller Group have been unable to resolve their differences within thirty (30) days after Purchaser has been notified of the Seller Group’s disagreement with the Allocation, then any remaining disputed issues will be submitted to the Accounting Firm which will resolve the disagreement in a final binding manner applying Section 1.04(b) mutatis mutandis to such dispute. The Allocation shall be revised to reflect any adjustments to the Purchase Price pursuant to this Agreement in a manner consistent with this Section 7.06(m). (iii) The Parties shall file their Tax Returns (including IRS Form 8594) in accordance with this Section 7.06(m), as it may be amended pursuant to this Agreement, and shall not thereafter take a Tax Return position or any other position for applicable Tax purposes that is inconsistent with this Section 7.06(m) unless otherwise required pursuant to a final “determination” as defined in Section 1313(a) of the Code by a Taxing Authority; provided, however, that nothing contained herein shall prevent a Party from reasonably settling any proposed deficiency or adjustment by any Taxing Authority based upon or arising out of the Allocation, and a Party shall not be required to litigate before any court any proposed deficiency or adjustment by any Taxing Authority challenging such proposed deficiency or adjustment by any Taxing Authority. SECTION 7.07 Financing. (a) Purchaser shall use its reasonable best efforts to obtain the Debt Financing

66 as promptly as reasonably practicable on the terms (including any “flex” provisions in the Debt Financing Commitment) and conditions described in the Debt Financing Commitments (or such other terms as Purchaser and the Debt Financing Sources otherwise agree) and shall not permit any amendment or modification to be made to, or any waiver of, any provision under the Debt Financing Commitments without the prior written consent of the Seller Parties if such amendment, modification or waiver (i) reduces the aggregate amount of the Debt Financing (including by increasing the amount of fees to be paid or original issue discount) unless the Debt Financing or Equity Financing is increased by a corresponding amount or (ii) imposes new or additional conditions or otherwise expands, amends or modifies any of the conditions to the Debt Financing, or otherwise expands, amends or modifies any other provision of the Debt Financing Commitments (other than the exercise of any “flex” provisions contained in any fee letter) in a manner that would reasonably be expected to (A) delay or prevent the funding of the Debt Financing (or satisfaction of the conditions to the Debt Financing) on the Closing Date or (B) adversely impact the ability of Purchaser to enforce its rights against other parties to the Debt Financing Commitments or the Definitive Financing Agreement or to draw upon and consummate the Debt Financing on the Closing Date, relative to the ability of the Purchaser to enforce its rights against the other parties to the Debt Financing Commitments as in effect on the date hereof; provided, that Purchaser may amend the Debt Financing Commitment to add lenders, lead arrangers, bookrunners, syndication agents or similar entities that have not executed the Debt Financing Commitment as of the date of this Agreement, including to amend the economic and other arrangements with respect to the appointment of such lenders, lead arrangers, bookrunners, syndication agents or similar entities (it being understood that the aggregate commitments of the Debt Financing Sources party to the Debt Financing Commitment prior to such amendment or modification (but not the aggregate commitments thereunder) may be reduced in the amount of such additional party’s commitment). Purchaser shall promptly deliver to the Seller Parties copies of any amendment, modification or waiver with respect to any of the Debt Financing Commitments or any Fee Letter (which may be redacted to the same extent as the Fee Letter delivered as of or prior to the date hereof). (b) Purchaser shall use its reasonable best efforts (i) to maintain in full force and effect the Debt Financing Commitments until the consummation of the Acquisition, provided that Purchaser may replace or amend the Debt Financing Commitment so long as such replacement or amendment would not adversely impact or delay in any respect the ability of Purchaser to consummate the Transactions or the Debt Financing, (ii) to negotiate and enter into a definitive agreement (or definitive agreements) with respect to the Debt Financing Commitment on the terms as set forth in the Debt Financing Commitment or as Purchaser and the Debt Financing Sources otherwise agree and on conditions consistent with those set forth in the Debt Financing Commitment (such agreement or agreements, the “Definitive Financing Agreement”), (iii) to the extent within Purchaser’s control, to satisfy, or obtain waivers of, all conditions to funding in the Debt Financing Commitment and the Definitive Financing Agreement and to consummate the Debt Financing at or prior to the Closing, including using its reasonable best efforts to cause the lenders and the other persons committing to fund the Debt Financing at the Closing, (iv) to enforce its rights under the Debt Financing Commitments and the Definitive Financing Agreement and (v) to comply with its obligations under the Debt Financing Commitments and the Definitive Financing Agreement. Without limiting the generality of the foregoing, Purchaser shall give the Seller Parties prompt notice (A) of any material default or material breach by any party to any of the Debt Financing Commitments or the Definitive Financing Agreement of which Purchaser

67 becomes aware, (B) of the receipt of any written notice or other written communication (including email), in each case from any person with respect to any (1) actual or threatened breach, default, termination or repudiation by any party to any of the Debt Financing Commitments or the Definitive Financing Agreement of any provision of the Debt Financing Commitments or the Definitive Financing Agreement or (2) material dispute or disagreement between or among any parties to the Debt Financing Commitment or the Definitive Financing Agreement or (C) if at any time for any reason Purchaser believes in good faith that it will not be able to obtain all or any portion of the Debt Financing in an amount necessary to consummate the Transactions upon the terms contemplated by this Agreement and pay all fees and expenses related to the Transactions required to be paid by Purchaser at the Closing. As promptly as practicable, but in any event within five (5) Business Days after the date the Seller Parties deliver to Purchaser a written request therefor, Purchaser shall provide any information reasonably requested by the Seller Parties relating to any circumstance referred to in clause (A), (B) or (C) of the immediately preceding sentence. Upon the occurrence of any circumstance referred to in clause (A), (B) or (C) of the second preceding sentence, or if any portion of the Debt Financing otherwise becomes unavailable, and such portion is reasonably required to fund an amount sufficient to consummate the Acquisition and the other Transactions upon the terms contemplated by this Agreement and pay all fees and expenses related to the Acquisition and the other Transactions required to be paid by Purchaser at the Closing, Purchaser shall use its reasonable best efforts to arrange and obtain in replacement thereof alternative financing from alternative sources in an amount sufficient, when taken together with the available portion of the Equity Financing Commitments and the proceeds of the Sale/Leaseback Transaction (as set forth in the SLB PSA as of the date hereof), to consummate the Acquisition and the other Transactions upon the terms contemplated by this Agreement and pay all fees and expenses related to the Acquisition and the other Transactions required to be paid by Purchaser at the Closing, and with other terms and conditions not materially less favorable to Purchaser (as reasonably determined by Purchaser), taken as a whole, than the terms and conditions set forth in the Debt Financing Commitment, as promptly as reasonably practicable following the occurrence of such event. At the request of the Seller Parties, Purchaser shall keep the Seller Parties reasonably informed on a current basis of the status of its efforts to consummate the Debt Financing, including its efforts to arrange any alternative financing (provided that in no event will Purchaser be under any obligation to disclose any information that is subject to attorney-client or similar privilege if Purchaser shall have used its reasonable best efforts to disclose such information in a way that would not waive such privilege) and shall promptly deliver to the Seller Parties true and complete copies of all Contracts pursuant to which any such alternative source shall have committed to provide any portion of the Debt Financing (which may be redacted to the same extent as the Fee Letter delivered as of or prior to the date hereof). Purchaser acknowledges and agrees that the obtaining of the Financing, or any alternative financing, is not a condition to Closing. (c) Prior to the Closing, DBI shall use reasonable best efforts to provide, and shall cause the Company Group to use reasonable best efforts to provide, and shall use reasonable best efforts to cause its Representatives, including legal, accounting and financial advisors (including William Blair), to provide, cooperation reasonably requested by Purchaser that is customary and necessary in connection with arranging, obtaining and syndicating the Debt Financing, including using reasonable best efforts in (i) preparing and furnishing to Purchaser and the Debt Financing Sources as promptly as practicable financial information to the extent it is available to the Seller Group and all other available pertinent information and disclosures relating

68 to the Company Group or the Business as may be reasonably requested by Purchaser that is necessary to satisfy the conditions set forth in the Definitive Financing Agreement, (ii) having appropriate members of senior management of the Business or other appropriate personnel participate in a reasonable number of virtual or telephonic lender presentations and due diligence sessions in connection with the Debt Financing, including direct contact between such senior management of the Business or other appropriate personnel and Purchaser’s Debt Financing Sources and potential lenders and investors in the Debt Financing, (iii) assisting in the preparation of, and executing and delivering, the Definitive Financing Agreement, including guarantee and collateral documents, disclosure schedules and other certificates and documents as may be reasonably requested by Purchaser, (iv) facilitating the pledging of collateral (including, but not limited to, delivering original certificates with respect to all certificated securities (with transfer powers executed in blank) or, if any, similar documents for limited liability companies) for the Debt Financing, (v) assist with procurement of insurance certificates and endorsements from the insurance policy underwriters of the Company Parties on or prior to the Closing Date and (vi) facilitate the taking of all corporate, limited liability company or similar actions reasonably requested by Purchaser to permit the consummation of the Debt Financing, subject to clause (z) below; provided, however, that (v) neither the Seller Group nor the Company Group shall be required to provide audited financial statements of the Seller Group, the Company Group or the Business or any other financial statements, in each case, to the extent not prepared in the ordinary course of business, (w) nothing herein shall require such cooperation to the extent it would interfere unreasonably with the ongoing normal business or operations of the Seller Group, the Company Group or the Business, (x) the Company Group shall not be required to commit to take any action that is not contingent upon the Closing (including the entry into any agreement) or that would be effective prior to the Closing Date, (y) the Company Group shall not be required to take any action that would reasonably be expected to result in a breach of any material Contract or subject the Company to actual or potential liability or that would require the Company Group or the Business to pay any commitment or other similar fee or make any other payment (other than reasonable out- of-pocket costs) or incur any other liability of any kind (or provide or agree to provide any indemnity) in connection with the Debt Financing or any of the foregoing, in each case, prior to (or that is not subject to the occurrence of) the Closing Date, and (z) the boards of directors of the Company Group in place prior to the Closing (except that directors, officers and managers will sign resolutions or consents that do not become effective until the Closing to the extent that they will remain directors, officers or managers after giving effect to the Closing) shall not be required to enter into any resolutions or take similar action approving the Debt Financing. In addition, the Seller Parties shall provide (1) the Required Financial Information and (2) at least three (3) Business Days prior to the Closing Date, all documentation and other information required by bank regulatory authorities under applicable “know-your-customer”, anti-money laundering rules and regulations, including the PATRIOT Act, relating to the Company Group, and, if any member of the Company Group qualifies as a “legal entity customer” under 31 C.F. R. § 1010.230, a Beneficial Ownership Certification in relation to such entity, in each case as reasonably requested by Purchaser or the Debt Financing Sources at least eight (8) Business Days prior to the Closing Date. All non-public or otherwise confidential information regarding DBI or any of its Affiliates obtained by Purchaser or its Representatives pursuant to this Section 7.07(a) shall be kept confidential in accordance with the Confidentiality Agreement and Section 6.01, except that Purchaser will be permitted to disclose such information to any Debt Financing Sources and other financial institutions and investors that are or may become parties to the Debt Financing and to

69 any underwriters, initial purchasers or placement agents in connection with the Debt Financing (and, in each case, to their respective counsel and auditors) so long as such persons (aa) agree to be bound by the Confidentiality Agreement as if parties thereto or (bb) are subject to other confidentiality undertakings satisfactory to the Company and substantially similar to those set forth in the Confidentiality Agreement. (d) Purchaser shall indemnify, defend and hold harmless each member of the Seller Group, their Affiliates and Representatives from and against any and all Liabilities, Losses and other costs, expenses, interest, awards, judgments and penalties suffered or incurred by any of them in connection with the arrangement of the Debt Financing (including any action taken in accordance with this Section 7.07 and any information utilized in connection therewith). Purchaser shall, promptly upon request by DBI, reimburse DBI for all reasonable and documented out-of- pocket costs (including reasonable and documented attorneys’ fees) incurred by DBI or any of its Affiliates in connection with providing cooperation in accordance with this Section 7.07; provided, that Purchaser shall not be responsible for (i) any ordinary course amounts payable to employees of the Sellers and the Company Group with respect to services provided prior to the Closing, (ii) any amounts incurred in connection with the preparation of the Required Financial Information, (iii) any amounts incurred in connection with the delivery of the Payoff Letter or (iv) any other amounts that would have been incurred in connection with the transactions contemplated hereby regardless of the Debt Financing. (e) If any condition or other provision of the Debt Financing Commitments or of the Definitive Financing Agreement is amended, modified or waived or if alternative financing is obtained for any portion of the Debt Financing, in each case in accordance with this Section 7.07, then Purchaser shall comply with its covenants set forth herein with respect to the Debt Financing Commitments or the Definitive Financing Agreement as so amended, modified or waived and with respect to such alternative financing to the same extent that Purchaser would have been obligated to comply with respect to the Debt Financing. SECTION 7.08 Restrictive Covenants. (a) For a period of two (2) years after the Closing Date, DBI will not, and will cause each member of the Seller Group not to, directly or indirectly, (i) induce or encourage any Transferred Employee or Purchaser Senior Employee to leave the employment of Purchaser or any of its Affiliates or (ii) solicit for employment or employ (or solicit for engagement as a contractor or consultant or engage as a contractor or consultant) any Transferred Employee or Purchaser Senior Employee; provided, that the foregoing clauses shall not preclude any member of the Seller Group from (A) making general solicitations not specifically directed toward any Business Employee or Purchaser Senior Employee (but not hiring or engaging any Business Employee or Purchaser Senior Employee) or (B) hiring or engaging any non-executive Business Employee (x) whose employment has been terminated by Purchaser or any of its Affiliates for at least six (6) months prior thereto or (y) who responds to any such general solicitation made by the Seller Group after the Closing Date without any other direct or indirect solicitation by the Seller Group. (b) For a period of two (2) years after the Closing Date, Purchaser will not, and will cause each of its Subsidiaries not to, directly or indirectly, (i) induce or encourage any Seller Group Senior Employee to leave the employment of the Seller Group or (ii) solicit for employment

70 or employ (or solicit for engagement as a contractor or consultant or engage as a contractor or consultant) any Seller Group Senior Employee; provided, that the foregoing clauses shall not preclude Purchaser or any of its Affiliates from making general solicitations not specifically directed toward any such Seller Group Senior Employee (but not hiring or engaging any such Seller Group Senior Employee). (c) For a period of three (3) years after the Closing Date, DBI shall not, and shall cause each of its Subsidiaries (including each member of the Seller Group) (the “Non- Competition Parties”) not to, (i) engage in (including by holding any debt or equity interest in, or by providing any services or consultation to, any other Persons engaging in) any Competitive Activities anywhere in the U.S. (the “Restricted Territory”); (ii) interfere in any material respect with any customer, supplier or other business relationships of any member of the Company Group formed prior to the date of this Agreement or knowingly interfere in any material respect with any customer, supplier or other business relationships of any member of the Company Group formed after the date of this Agreement; (iii) develop or pursue the development of a motor vehicle wash or detailing centers within the Restricted Territory (other than any Existing Excluded Site that is identified on Schedule 7.08(c) as under development); or (iv) sell, transfer, assign or otherwise dispose of any real property that is within five (5) miles of any motor vehicle wash or detailing center of Purchaser or any of its Subsidiaries (including the Car Wash Sites of the Business) to any Person (other than Purchaser or any of its Subsidiaries) who operates a motor vehicle wash or detailing center; provided, however, that the foregoing shall not restrict any Non-Competition Party from (A) acquiring or owning as a passive investment, directly or indirectly, securities or any indebtedness of any publicly traded company engaged in Competitive Activities if such Non- Competition Party does not, directly or indirectly, beneficially own in the aggregate more than 5% of the outstanding securities or indebtedness of such Person, (B) acquiring, owning or operating any business or Person as long as any Competitive Activities comprising a portion thereof do not account for more than 33% of such acquired business’s or Person’s total revenue in any twelve (12)-month period, (C) selling, transferring, assigning or otherwise disposing of any existing motor vehicle wash or detailing centers (whether currently operating or under development) currently owned or operated by the Seller Group (other than the Company Group) and set forth on Schedule 7.08(c) that are not included in the Acquisition (each, an “Existing Excluded Site”) (provided that, if any member of the Seller Group determines to sell, transfer, assign or otherwise dispose of any such Existing Excluded Site that is located within five (5) miles of any motor vehicle wash or detailing center of Purchaser or any of its Subsidiaries (including the Car Wash Sites of the Business) to a third party after the six (6)-month anniversary of the Closing Date, then the Seller Group shall first offer to sell such Existing Excluded Site to Purchaser and, if Purchaser submits an offer to purchase such Existing Excluded Site in writing to the Seller Group within thirty (30) days, then the Seller Group may only sell such Existing Excluded Site to a third party (other than Purchaser or any of its Subsidiaries) on terms that are more favorable, taken as a whole, than the terms offered by Purchaser or its applicable Subsidiary (such right, the “ROFO”)); provided that, for the avoidance of doubt, the Seller Group may sell, transfer, assign or otherwise dispose of any Existing Excluded Site to any third party prior to the six (6)-month anniversary of the Closing Date without complying with the ROFO, and (D) owning, operating and managing motor vehicle wash or detailing facilities located outside of the United States of America (it being understood and agreed that certain operational or management activities may occur within the United States of America for motor vehicle wash or detailing facilities outside of the United States of America); provided, further, that nothing in this Section 7.08(c) shall restrict any Non-Competition Party

71 from complying with any obligations under any Contracts set forth on Schedule 7.08(c). “Competitive Activities” means the operation of motor vehicle wash and detailing centers. (d) During the five (5)-year period commencing on the Closing Date, (i) DBI shall not, and shall cause each of its Subsidiaries not to, directly or indirectly, make any public disparaging statements or communications regarding Purchaser or the Company Group, or any of their Affiliates or any of the Representatives of any of the foregoing Persons (including their respective direct, indirect, former and current equityholders), in each case, with regards to the Business, either orally or in writing, and (ii) Purchaser shall direct the Purchaser Senior Employees not to, directly or indirectly, make any public disparaging statements or communications regarding DBI or its Affiliates or the Business as operated prior to the Closing. Notwithstanding anything to the contrary in this Section 7.08(d), nothing herein shall restrict (x) any Person from making truthful statements to the extent reasonably necessary in connection with the enforcement of this Agreement or any other Transaction Document or as otherwise required under applicable Law or (y) DBI or its Affiliates or Representatives from making any truthful statements to the press, analysts, investors, lenders, securityholders or those attending investor conference calls regarding the Transactions, the Business, this Agreement or the Other Transaction Documents. SECTION 7.09 Acknowledgments. (a) Each of the Parties hereto hereby agrees and acknowledges as follows: (i) Immediately prior to the Closing, each Seller Party (as an direct or indirect equityholder of the Company and its Subsidiaries, as applicable) has accrued substantial goodwill related to the business of the Company and its Subsidiaries, and Purchaser would be substantially compromised should such Seller Party be permitted to engage, directly or indirectly, in any activity prohibited by Section 5.03, Section 7.08(a) or Section 7.08(c). (ii) At the Closing, such Seller Party shall (directly or indirectly), among other things, receive consideration in connection with Transactions, a material part of the value of which is generated from the goodwill related to the business of the Company and its Subsidiaries, and such Seller Party therefore has a material economic interest in the consummation of the Transactions. (b) Each Seller Party hereby agrees as follows: (i) Such Seller Party has carefully read this Agreement and consulted with such Seller Party’s legal counsel regarding its contents and such Seller Party’s obligations hereunder, has given careful consideration to the restraints imposed upon such Seller Party by this Agreement and is in full accord as to their necessity and reasonableness. (ii) In the event of a breach or violation by such Seller Party or any of his Affiliates of Section 7.08(a) or Section 7.08(c), the restricted periods set forth therein shall be automatically extended by the amount of time between the initial occurrence of such breach or violation and when such breach or violation has been duly cured. (iii) The covenants and agreements set forth in Section 5.03, Section 7.08(a) and Section 7.08(c) are a material inducement to Purchaser to enter into this

72 Agreement and to perform its obligations hereunder, and that Purchaser and its Affiliates would not obtain the benefit of the bargain set forth in this Agreement as specifically negotiated by the parties hereto if any Seller Parties breached any of the provisions of Section 5.03, Section 7.08(a) or Section 7.08(c). (iv) Such Seller Party is familiar with the trade secrets and other information of a confidential or proprietary nature of the Company and its Subsidiaries, and their respective businesses and business relations, and that in order to assure Purchaser that the Company and its Subsidiaries and their respective businesses retain their values, it is necessary that each such Seller Party undertake not to utilize such Seller Party’s special knowledge of the Company and its Subsidiaries’ respective businesses or such Seller Party’s relationship with suppliers, customers, licensees, licensors or other business relations of the Companies to compete with Purchaser during the restricted periods set forth in Section 7.08(a) or Section 7.08(c). (c) The covenants and agreements set forth in Section 5.03, Section 7.08(a) or Section 7.08(c) (including the territorial, time and scope limitations with respect thereto) are reasonable and are required to protect Purchaser’s substantial investment hereunder and for the protection of Purchaser’s legitimate business interests (including its interest in customer and supplier relationships), goodwill and trade secrets of the Company and its Subsidiaries’ respective businesses, and that such limitations will not impose any undue burden upon any of the Seller Parties. In the event that any territorial, time or scope limitation set forth in Section 5.03, Section 7.08(a) or Section 7.08(c) is deemed to be invalid, prohibited or unenforceable by a court of competent jurisdiction, Purchaser and each Seller Party hereby agrees to the reduction of any or all of said territorial, time or scope limitations to such an area, period or scope as said court shall deem reasonable or enforceable under the circumstances. If such partial enforcement is not possible in such jurisdiction, such provision shall be deemed severed solely as to such jurisdiction, and the remaining provisions of this Agreement shall remain in full force and effect. The covenants set forth in Section 5.03, Section 7.08(a) or Section 7.08(c) are independent of, supplemental to and do not modify, supersede or restrict (and shall not be modified, superseded by or restricted by) any confidentiality, non-competition, non-solicitation, non-hire or other similar covenants in any other current or future agreement to which any Seller Party or any of their respective Affiliates or Representatives is a party unless express written reference is made to the specific provisions hereof which are intended to be superseded. (d) Each Seller Party further acknowledges and agrees that irreparable injury will result to Purchaser and its Affiliates if any Seller Party breaches any of the terms of Section 5.03, Section 7.08(a) or Section 7.08(c), and that in the event of any Seller Party’s actual or threatened breach of any of the provisions contained in Section 5.03, Section 7.08(a) or Section 7.08(c), Purchaser will have no adequate remedy at Law. Each of the Seller Parties accordingly agrees that, notwithstanding anything to the contrary in this Agreement, in the event of any actual or threatened breach by any Seller Party of Section 5.03, Section 7.08(a) or Section 7.08(c), Purchaser shall be entitled to seek the following rights and remedies, each of which rights and remedies shall be independent of the others and severally enforceable: (i) such injunctive and other equitable relief as may be deemed necessary or appropriate by a court of competent jurisdiction and (ii) the right and remedy to require the Seller Party to account for and pay over to Purchaser any profits, monies, accruals, increments or other benefits derived or received by any Seller Party as the result of any transactions or conduct constituting a breach of

73 any of the provisions contained in Section 5.03, Section 7.08(a) or Section 7.08(c). Nothing contained herein shall be construed as prohibiting or limiting Purchaser from pursuing any other remedies available to it for such breach or threatened breach, including the recovery of any Losses which it is able to prove. SECTION 7.10 Litigation Support. (a) Following the Closing, if and for so long as any member of the Seller Group is prosecuting, contesting or defending any Proceeding, investigation, inquiry, charge, claim or demand by a third party in connection with any Transaction or the Company or the Business, Purchaser shall, and shall cause its Subsidiaries (including, after the Closing, the Company) and instruct its and their respective Representatives to, reasonably cooperate with the Seller Group and its Representatives in such prosecution, contest or defense, including, upon reasonable prior written notice, during normal business hours and in a manner so as not to unreasonably interfere with the normal business operations of Purchaser, any member of the Company Group or any of their respective Affiliates, making reasonably available its personnel and providing such testimony and access to its books and records as reasonably necessary in connection with such prosecution, contest or defense, at the Seller Group’s sole cost and expense. The provisions of this Section 7.10(a) shall not apply to Proceedings with respect to Tax matters or Proceedings with respect to, involving or against Purchaser, any member of the Company Group or any of their respective Affiliates. (b) Following the Closing, if and for so long as Purchaser or any of its Subsidiaries is prosecuting, contesting or defending any Proceeding, investigation, inquiry, charge, claim or demand by a third party in connection with any Transaction or the Company or the Business, DBI shall, and shall cause the Seller Group and instruct its and their respective Representatives to, reasonably cooperate with Purchaser and its Subsidiaries (including the Company Group) and its and their respective Representatives in such prosecution, contest or defense, including, upon reasonable prior written notice, during normal business hours and in a manner so as not to unreasonably interfere with the normal business operations of any member of the Seller Group or any of their respective Affiliates, making reasonably available its personnel and providing such testimony and access to its books and records as reasonably necessary in connection with such prosecution, contest or defense, at Purchaser’s sole cost and expense. The provisions of this Section 7.10(b) shall not apply to Proceedings with respect to Tax matters or with respect to or against any member of the Seller Group or any of their respective Affiliates. SECTION 7.11 Sale/Leaseback. (a) Purchaser shall use its reasonable best efforts to consummate the Sale/Leaseback Transaction concurrently with Closing on the terms and conditions described in the SLB PSA and shall not permit any amendment or modification to be made to, or any waiver of, any provision under the SLB PSA without the prior written consent of the Seller Parties if such amendment, modification or waiver (i) reduces the aggregate proceeds of the Sale/Leaseback Transaction to an amount that, together with the available portion of the Financing Commitments, would provide cash proceeds in an amount less than the amount necessary to consummate the Transactions upon the terms contemplated by this Agreement and pay all fees and expenses related to the Transactions required to be paid by Purchaser at the Closing unless the Debt Financing or

74 the Equity Financing is increased by a corresponding amount or (ii) imposes new or additional conditions or otherwise expands, amends or modifies any of the conditions to the consummation of the Sale/Leaseback Transaction, or otherwise expands, amends or modifies any other provision of the SLB PSA in a manner that would reasonably be expected to (i) delay or prevent the consummation of the Sale/Leaseback Transaction (or satisfaction of the conditions thereto) on the Closing Date or (ii) adversely impact the ability of Purchaser to enforce its rights against other parties to the SLB PSA relative to the ability of Purchaser to enforce its rights against the other parties to the SLB PSA as in effect on the date hereof; provided, that Purchaser may amend the SLB PSA to substitute new or replacement Owned Real Property so long as such substitution or replacement would not reduce the aggregate proceeds of the Sale/Leaseback Transaction (except to the extent the aggregate amount of the Financing Commitment is correspondingly increased, in which case Purchaser may amend the SLB PSA notwithstanding any such reduction in aggregate proceeds). Purchaser shall promptly deliver to the Seller Parties copies of any amendment, modification or waiver with respect to the SLB PSA. (b) Purchaser shall use its reasonable best efforts (i) to maintain in full force and effect the SLB PSA until the consummation of the Acquisition, provided that Purchaser may amend the SLB PSA so long as such amendment would not adversely impact or delay in any material respect the ability of Purchaser to consummate the Transactions or the Sale/Leaseback Transaction, (ii) to negotiate and enter into definitive agreements with respect to the Sale/Leaseback Transaction on the terms as set forth in the SLB PSA or as Purchaser and the SLB Buyers otherwise agree and on conditions consistent with those set forth in the SLB PSA, (iii) to the extent within Purchaser’s control, to satisfy, or obtain waivers of, all conditions to the Sale/Leaseback Transaction and the SLB PSA at or prior to the Closing, (iv) to enforce its rights under the SLB PSA and (v) to comply with its obligations under the SLB PSA. Without limiting the generality of the foregoing, Purchaser shall give the Seller Parties prompt notice (A) of any material default or material breach by any party to the SLB PSA of which Purchaser becomes aware, (B) of the receipt of any written notice or other written communication (including email), in each case from any person with respect to any (1) actual or threatened breach, default, termination or repudiation by any party to the SLB PSA of any provision of the SLB PSA or (2) material dispute or disagreement between or among any parties to the SLB PSA or (C) if at any time for any reason Purchaser believes in good faith that it will not be able to consummate the Sale/Leaseback Transaction on the Closing Date upon the terms (x) set forth in the SLB PSA and (y) contemplated by this Agreement. As promptly as practicable, but in any event within two (2) Business Days after the date the Seller Parties deliver to Purchaser a written request therefor, Purchaser shall provide any information reasonably requested by the Seller Parties relating to any circumstance referred to in clause (A), (B) or (C) of the immediately preceding sentence. Upon the occurrence of any circumstance referred to in clause (A), (B) or (C) of the second preceding sentence, or if Purchaser or any other party to the SLB PSA will be unable to consummate any portion of the Sale/Leaseback Transaction on the Closing Date (or promptly thereafter), Purchaser shall use its reasonable best efforts to arrange and obtain in replacement thereof alternative financing (including alternative sale-leaseback transactions) from alternative sources in an amount sufficient, when taken together with the available portion of the Financing Commitments, to consummate the Acquisition and the other Transactions upon the terms contemplated by this Agreement and pay all fees and expenses related to the Acquisition and the other Transactions required to be paid by Purchaser at the Closing, as promptly as reasonably practicable following the occurrence of such event. At the request of the Seller Parties, Purchaser shall keep the Seller

75 Parties reasonably informed on a reasonably current basis of the status of its efforts to consummate the Sale/Leaseback Transaction, including its efforts to arrange and obtain any alternative to the Sale/Leaseback Transaction (provided that in no event will Purchaser be under any obligation to disclose any information that is subject to attorney-client or similar privilege if Purchaser shall have used its reasonable best efforts to disclose such information in a way that would not waive such privilege) and shall promptly deliver to the Seller Parties true and complete copies of all Contracts pursuant to which any such alternative source shall have committed to provide any financing (including alternative sale-leaseback transactions) alternative to the Sale/Leaseback Transaction. Purchaser acknowledges and agrees that the consummation of the Sale/Leaseback Transaction, or any alternative financing, is not a condition to Closing. (c) The Parties agree and acknowledge that Purchaser intends to engage in the Sale/Leaseback Transaction with the SLB Buyers in accordance with, and subject to, the terms and conditions set forth in the SLB PSA. The Seller Parties acknowledge and agree that Section 7.02 shall apply to the Sale/Leaseback Transaction, and without limiting the generality of the foregoing and notwithstanding anything to the contrary herein, from the date hereof through the Closing Date, at Purchaser’s cost and expense: (a) the Seller Parties shall, and shall cause the members of the Company Group to, use commercially reasonable efforts to cooperate in good faith in connection with the facilitation of the Sale/Leaseback Transaction and use commercially reasonable efforts to comply with any reasonable requests made by Purchaser in furtherance thereof, and (b) the Seller Parties shall, and shall cause the members of the Company Group to, execute any reasonable documentation in connection with the consummation of any real property conveyance related to the Sale/Leaseback Transaction, including executing affidavits or other similar documentation required by the title company, and in anticipation thereof agrees to reasonably assist and cooperate in coordinating any loan payoff and obtaining any related termination documentation in connection with any mortgage or deed of trust that presently encumbers the Owned Real Property and supplying such other reasonable information and documentation in its possession or readily available in order to facilitate the conveyance of any such Owned Real Property to the SLB Buyers. From and after the Closing, the Seller Parties shall, at Purchaser’s cost and expense, reasonably cooperate with respect to any documents or affidavits required by the title company in order to issue an owner’s policy of title insurance to Purchaser or the SLB Buyers for the Owned Real Property or endorsements thereto; provided that actions necessary to cure title defects shall be made at Sellers’ sole cost. Notwithstanding anything to the contrary in this Section 7.11, (i) nothing herein shall require such cooperation to the extent it would interfere unreasonably with the business or operations of the Seller Group, the Company Group or the Business, (ii) the Company Group shall not be required to commit to take any action that is not contingent upon the Closing (including the entry into any agreement) or that would be effective prior to the Closing Date, (iii) the Company Group shall not be required to (A) take any action that would reasonably be expected to result in a breach of any Contract or the Company Group being subject to actual or potential liability in connection with any Contract if the Closing does not occur, or (B) bear any cost or expense or pay any commitment or other similar fee or make any other payment or incur any other liability of any kind (or provide or agree to provide any indemnity) in connection with the Sale/Leaseback Transaction, in each case, prior to (or that is not subject to the occurrence of) the Closing Date, and (iv) the boards of directors of the Company Group in place prior to the Closing shall not be required to enter into any resolutions or take similar action approving the Sale/Leaseback Transaction, that are not contingent on the Closing. Purchaser shall promptly reimburse DBI for all reasonable out-of-pocket costs and expenses (including reasonable

76 attorneys’ fees) incurred by DBI or any of its Affiliates in connection with providing cooperation in accordance with this Section 7.11. The Parties acknowledge and agree that the consummation of the Sale/Leaseback Transaction is not a condition to Closing and the condition set forth in Section 8.01(b), as it applies to the obligations under this Section 7.11, shall be deemed satisfied unless the Sale/Leaseback Transaction has not been consummated primarily as a result of the Company’s or the Seller Parties’ Willful Breach of the obligations under this Section 7.11. Purchaser shall indemnify, defend and hold harmless each member of the Seller Group, their Affiliates and Representatives from and against any and all Liabilities, Losses and other costs, expenses, interest, awards, judgments and penalties suffered or incurred by any of them in connection with the arrangement of the Sale/Leaseback Transaction (including any action taken in accordance with this Section 7.11 and any information utilized in connection therewith); provided that Purchaser shall not be responsible for (x) any ordinary course amounts payable to employees of the Sellers and the Company Group with respect to services provided prior to the Closing or (y) any other amounts that would have been incurred in connection with the transactions contemplated hereby regardless of the Sale/Leaseback Transaction. (d) If any condition or other provision of the Sale/Leaseback Transaction or of the SLB PSA is amended, modified or waived or if any alternative sale-leaseback transaction is arranged, in each case in accordance with this Section 7.11, then Purchaser shall comply with its covenants set forth herein with respect to the SLB PSA, as so amended, modified or waived, and with respect to any alternative sale-leaseback transaction to the same extent that Purchaser would have been obligated to comply with respect to the Sale/Leaseback Transaction. ARTICLE VIII CONDITIONS TO CLOSING SECTION 8.01 Conditions to Obligation of Purchaser. The obligation of Purchaser to effect the Transactions is subject to the satisfaction (or, to the extent permitted by applicable Law, written waiver by Purchaser) as of the Closing of the following conditions: (a) Representations and Warranties. (i) The representations and warranties of the Seller Parties set forth in Section 2.01(a) (Organization and Standing), Section 2.02 (Authority; Binding Effect), Section 2.03(a)(i) (No Conflicts; Consents), Section 2.04(a) (Capitalization), Section 2.15(a) (Absence of Changes or Events) (provided that, for purposes of this Section 8.01(a), any change, effect, development, event or occurrence that arises or occurs on or after December 31, 2023 and prior to the Latest Balance Sheet shall not constitute an inaccuracy in, or breach of, Section 2.15(a) if Purchaser has Knowledge of such change, effect, development, event or occurrence prior to the execution of this Agreement), Section 2.26 (Brokers), Section 3.01(a) (Ownership of Shares or Interests), Section 3.02 (Authority; Binding Effect), Section 3.03(a)(i) (No Conflicts; Consents) and Section 3.05 (Brokers) shall be true and correct in all respects as of the date hereof and at and as of the Closing as though made at and as of such time and as though the Closing Date were substituted for the date of this Agreement throughout such representations and warranties (except to the extent such representations and warranties are expressly made as of an earlier time, in which case such representations and warranties shall be true and correct at and as of such earlier time), (ii) except for the matters covered by the immediately foregoing clause (i), the representations and warranties of the Seller Parties made in

77 Section 2.04 (Capitalization) and Section 3.01 (Ownership of Shares or Interests) shall be true and correct in all respects except for de minimis inaccuracies as of the date hereof and at and as of the Closing as though made at and as of such time and as though the Closing Date were substituted for the date of this Agreement throughout such representations and warranties, except to the extent such representations and warranties are expressly made as of an earlier time (in which case such representations and warranties shall be true and correct in all respects except for de minimis inaccuracies at and as of such earlier time), (iii) the representations and warranties of the Sellers set forth in Section 2.20 (Affiliate Transactions) shall be true and correct in all material respects as of the date hereof and at and as of the Closing as though made at and as of such time and as though the Closing Date were substituted for the date of this Agreement throughout such representations and warranties, except to the extent such representations and warranties are expressly made as of an earlier time (in which case such representations and warranties shall be true and correct in all material respects at and as of such earlier time), (iv) the representations and warranties of the Seller Parties made in Article II (other than those listed in the immediately preceding clauses (i), (ii) and (iii)) shall be true and correct as of the date hereof and at and as of the Closing as though made at and as of such time and as though the Closing Date were substituted for the date of this Agreement throughout such representations and warranties (except to the extent such representations and warranties are expressly made as of an earlier time, in which case such representations and warranties shall be true and correct at and as of such earlier time), except for such failure to be so true and correct that has not resulted in, and would not reasonably be expected to, individually or in the aggregate, result in, a Company Material Adverse Effect; provided, that solely with respect to the foregoing clause (iv), qualifications as to “materially” or “Company Material Adverse Effect” (or similar qualification) in such representations and warranties shall be disregarded (except with respect to the second sentence of Section 2.05 (Financial Statements)), and (v) the representations and warranties of the Sellers, Parent and DBI (as applicable) made in Article III (other than those listed in the immediately preceding clauses (i) and (ii)) shall be true and correct as of the date hereof and at and as of the Closing as though made at and as of such time and as though the Closing Date were substituted for the date of this Agreement throughout such representations and warranties (except to the extent such representations and warranties are expressly made as of an earlier time, in which case such representations and warranties shall be true and correct at and as of such earlier time), except for such failure to be so true and correct that has not resulted in, and would not reasonably be expected to, have a material adverse effect on the ability of the Seller Parties to (A) consummate the Transactions or (B) perform their obligations under this Agreement or any of the Other Transaction Documents to which they are party, in each case, in a timely manner; provided, that solely with respect to this clause (v), qualifications as to “materially” (or similar qualification) in such representations or warranties shall be disregarded. (b) Covenants. The Company and each of the Seller Parties shall have performed or complied in all material respects with the obligations, agreements and covenants required by this Agreement to be performed or complied with by the Company and each of the Seller Parties (as applicable) prior to the Closing. (c) No Injunctions or Restraints. No applicable Law or Injunction enjoining or otherwise prohibiting the consummation of the Transactions shall be in effect. (d) Governmental Approvals. (i) All waiting periods (and any extensions thereof) applicable to the consummation of the Acquisition under the Hart-Scott-Rodino Antitrust

78 Improvements Act of 1976 (the “HSR Act”) shall have expired or been terminated, and (ii) no agreement with any Governmental Entity or other prohibition related to any Injunction remains pending. (e) Other Transaction Documents. Each member of the Seller Group shall have executed and delivered to Purchaser each of the Other Transaction Documents to which such Person or its Affiliates is a party. (f) Other Deliverables. The Sellers shall have timely delivered (and in all cases, delivered at or prior to the Closing) each of the certificates or instruments, or timely taken the actions (and in all cases, taken such actions at or prior to the Closing), in each case, set forth in Section 1.02(b). (g) No Company Material Adverse Effect. Since the date of this Agreement, there shall not have occurred any event, change, development, occurrence or effect that, individually or in the aggregate, has had, or would reasonably be expected to have, a Company Material Adverse Effect. (h) Company Internal Reorganization. The Company Internal Reorganization shall have been completed in accordance with Annex E. (i) F Reorganization. The F Reorganization shall have been completed in accordance with Annex E. (j) No Transfers of Car Wash Sites or Material Equipment. From the date of this Agreement through the Closing no member of the Company Group shall have sold, leased, licensed or otherwise disposed of any Car Wash Site or any material car wash equipment of the Business. SECTION 8.02 Conditions to Obligation of the Seller Parties. The obligation of the Seller Parties and the Company to effect the Transactions is subject to the satisfaction (or, to the extent permitted by applicable Law, written waiver by the Company) as of the Closing of the following conditions: (a) Representations and Warranties. (i) The representations and warranties of Purchaser made in Section 4.01 (Organization and Standing) and Section 4.02 (Authority; Binding Effect) of this Agreement shall be true and correct in all material respects as of the date hereof and at and as of the Closing as though made at and as of such time and as though the Closing Date were substituted for the date of this Agreement throughout such representations and warranties, except to the extent such representations and warranties are expressly made as of an earlier time (in which case such representations and warranties shall be true and correct in all material respects at and as of such earlier time) and (ii) the representations and warranties of Purchaser made in Article IV of this Agreement (other than those listed in the preceding clause (i)) shall be true and as of the date hereof and at and as of the Closing as though made at and as of such time and as though the Closing Date were substituted for the date of this Agreement throughout such representations and warranties, except to the extent such representations and warranties are expressly made as of an earlier time (in which case such representations and warranties shall be true and correct at and as of such earlier time), except for such failure to be so true and correct that

79 would not reasonably be expected to, individually or in the aggregate, result in a Purchaser Material Adverse Effect; provided, that solely with respect to the foregoing clause (ii), qualifications as to “materiality” or “Purchaser Material Adverse Effect” (or similar qualification) shall be disregarded. (b) Covenants. Purchaser shall have performed or complied in all material respects with the obligations, agreements and covenants required by this Agreement to be performed or complied with by Purchaser prior to the Closing. (c) No Injunctions or Restraints. No applicable Law or Injunction enjoining or otherwise prohibiting the consummation of the Transactions shall be in effect. (d) Governmental Approvals. (i) All waiting periods (and any extensions thereof) applicable to the consummation of the Acquisition under the HSR Act shall have expired or been terminated and (ii) no agreement with any Governmental Entity or other prohibition related to any Injunction remains pending. (e) Other Transaction Documents. Purchaser or its applicable Affiliate shall have executed and delivered to the Seller Parties each of the Other Transaction Documents to which Purchaser or any of its Affiliates is a party. (f) Other Deliverables. On or prior to the Closing Date (and in all cases, at or prior to the Closing), Purchaser shall have delivered each of the certificates, instruments and documents or taken the actions, in each case, set forth in Section 1.02(c). SECTION 8.03 Frustration of Closing Conditions. Neither Purchaser nor any Seller Party may assert the failure of any condition set forth in Section 8.01 or Section 8.02 to be satisfied as a defense to its obligation to effect the Transactions if such failure was caused by such Party’s material breach of this Agreement. ARTICLE IX TERMINATION SECTION 9.01 Termination. This Agreement may be terminated and the Transactions abandoned at any time prior to the Closing by: (a) the mutual written consent of the Seller Parties and Purchaser; (b) Purchaser, upon written notice to the Seller Parties, if there has been a breach by either any Seller Party or the Company of any of the representations, warranties, covenants or obligations of such Party set forth herein, which breach would result in the failure of any condition set forth in Section 8.01 to be satisfied and which breach is incapable of being cured or, if capable of being cured, has not been cured prior to the earlier of (i) thirty (30) days after written notice of such breach from Purchaser to the Seller Parties and (ii) the Outside Date; provided, that such right of termination shall not be available at any time that Purchaser is in breach of any of its representations, warranties, covenants or obligations set forth herein, which breach would result in the failure of any condition set forth in Section 8.02 to be satisfied;

80 (c) The Seller Parties, upon written notice to Purchaser, if there has been a breach by Purchaser of any of the representations, warranties, covenants or obligations of Purchaser set forth herein, which breach would result in the failure of any condition set forth in Section 8.02 to be satisfied and which breach is incapable of being cured or, if capable of being cured, has not been cured prior to the earlier of (i) thirty (30) days after written notice of such breach from the Seller Parties to Purchaser and (ii) the Outside Date; provided, that such right of termination shall not be available at any time that any Seller Party or the Company is in breach of any of its representations, warranties, covenants or obligations set forth herein, which breach would result in the failure of any condition set forth in Section 8.01 to be satisfied; (d) The Seller Parties or Purchaser, upon written notice to the other Party, if the Closing does not occur on or prior to the nine (9) month anniversary of the date hereof (such date, the “Outside Date”); provided, further, that such right of termination shall not be available to the Seller Parties or Purchaser at any time that such Party is in breach of any of its representations, warranties, covenants or obligations set forth herein, which breach would result in the failure of any condition set forth in Section 8.01 (in the case of the Seller Parties) or Section 8.02 (in the case of Purchaser) to be satisfied; (e) The Seller Parties or Purchaser, upon written notice to the other Party, if any applicable Law or Injunction issued by a Governmental Entity of competent jurisdiction enjoining or otherwise prohibiting the Acquisition shall be in effect and shall have become final and nonappealable; or (f) The Seller Parties, if (i) all of the conditions set forth in Section 8.01 shall have been (and continue to be) satisfied or waived (other than (A) delivery of items to be delivered at the Closing and (B) those conditions that by their nature are to be satisfied by actions taken at the Closing, provided that such conditions shall be capable of being satisfied (and would be satisfied) if the Closing were to occur), (ii) the Seller Parties have irrevocably confirmed by written notice to Purchaser that (A) all of the conditions set forth in Section 8.02 shall have been satisfied or that the Seller Parties have irrevocably waived any unsatisfied conditions in Section 8.02 (other than (A) delivery of items to be delivered at the Closing and (B) those conditions that by their nature are to be satisfied by actions taken at the Closing, provided that such conditions shall be capable of being satisfied (and would be satisfied) if the Closing were to occur) and (B) the Seller Parties and the Company are ready, willing and able to consummate the Closing (the “Seller Closing Notice”) and (iii) Purchaser fails to consummate the Closing on the later of (A) the date the Closing should have occurred pursuant to Section 1.02(a) or (B) the second (2nd) Business Day immediately following the date of delivery of the Seller Closing Notice, and the Seller Parties and the Company stood ready, willing and able to consummate the Closing throughout such period (such later date, the “Proposed Closing Date”); provided that, (x) in the event that the Sale/Leaseback Transaction is unable to be consummated at the Closing on the terms set forth in the SLB PSA and (y) Purchaser has irrevocably waived in writing all of the conditions set forth in Section 8.01 (other than (1) delivery of items to be delivered at the Closing and (2) those conditions that by their nature are to be satisfied by actions taken at the Closing, provided that such conditions shall be capable of being satisfied (and would be satisfied) if the Closing were to occur), such right of termination shall not be available to the Seller Parties until the fifteenth (15th) Business Day following the original Proposed Closing Date (and such later date shall be deemed the new Proposed Closing Date for purposes of this Section 9.01(f) and Section 12.11(c)); provided,

81 further, that Purchaser may, by written notice to the Seller Parties, extend the Proposed Closing Date for an additional fifteen (15) Business Day period if, at the expiration of the initial fifteen (15) Business Day period, Purchaser is working in good faith to obtain alternative financing to the Sale/Leaseback Transaction (including alternative sale-leaseback transactions). SECTION 9.02 Confidential Information. If this Agreement is terminated and the Transactions are abandoned as provided in Section 9.01, then all Evaluation Material made available to Purchaser, its Affiliates and its and their respective Representatives with respect to the Seller Parties, their Affiliates (including the Company) and its and their respective Representatives shall be treated in accordance with the Confidentiality Agreement, which shall remain in full force and effect in accordance with its terms notwithstanding the termination of this Agreement. SECTION 9.03 Consequences of Termination. (a) In the event of valid termination by the Seller Parties or Purchaser pursuant to Section 9.01, written notice thereof specifying the provision pursuant to which such Party is terminating this Agreement shall promptly be given to the other Party and this Agreement shall be terminated, without further action by any Party. Subject to Section 9.03(b) and Section 9.03(d) below, if this Agreement is validly terminated as provided in this Article IX, this Agreement shall become null and void and of no further force or effect, except for the provisions of (i) the Confidentiality Agreement, which shall remain in full force and effect in accordance with its terms, (ii) Section 7.07(d) and the last sentence of Section 7.11(c), (iii) Section 7.05 (Publicity), (iv) this Article IX (Termination) and (v) to the extent the context reasonably requires (e.g., to interpret or enforce other surviving provisions), Article XII (Miscellaneous) and the definitions set forth in Annex A, and there shall be no Liability on the part of Purchaser, the Seller Parties or the Company, their respective Affiliates, or its or their respective Representatives under this Agreement. Nothing in this Article IX shall be deemed (A) to release any Seller Party or the Company from any Liability for any Willful Breach or Fraud by such Party prior to such termination or (B) to impair the right (x) of any Party to compel specific performance by the other Party of its obligations under this Agreement prior to such termination, (y) of Parent to cause Purchaser to compel specific performance by each Sponsor under such Sponsor’s Equity Financing Commitment or (z) of Sellers to compel specific performance by each Sponsor under such Sponsor’s Limited Guarantee, in each case to the extent expressly permitted under, and in accordance with, the terms and conditions set forth herein or therein. In the event a Proceeding to recover damages resulting from (i) any Willful Breach of this Agreement by any Seller Party or the Company or (ii) Fraud is brought and the Party bringing such Proceeding is the prevailing party in such Proceeding, the non-prevailing Party shall also pay the reasonable and documented out-of- pocket costs and expenses (including reasonable attorneys’ fees and expenses) incurred by the prevailing Party in such Proceeding. (b) In the event that this Agreement is validly terminated by the Seller Parties pursuant to (i) Section 9.01(c), (ii) Section 9.01(d) and, at the time of such termination, the Seller Parties would have been entitled to terminate this Agreement pursuant to Section 9.01(c) (any such termination, a “Qualifying Termination”), or (iii) Section 9.01(f), then Purchaser shall pay, or cause to be paid, to the Seller Parties the Termination Fee by wire transfer of immediately available funds to one or more accounts designated in writing by Seller no later than ten (10) Business Days after the date of such termination.

82 (c) Without limiting the Seller Parties’ rights under, solely to the extent provided in, and subject to the terms and conditions of, Section 12.11, in the event of a valid termination of this Agreement by the Seller Parties, the Seller Parties’ right to receive the Termination Fee, if applicable, from Purchaser pursuant to Section 9.03(b) shall be the sole and exclusive remedy of the Company, the Seller Parties, their Affiliates, their Representatives or any other Person against any Purchaser Related Party or any Debt Financing Source Party for any monetary or other Losses or damages or any Liability or obligation of any kind, in each case, caused by, arising out of, relating to or in connection with (i) any breach (including Willful Breach) or threatened or attempted breach of this Agreement, the Other Transaction Documents, the Financing Commitments, (ii) any failure or threatened or attempted failure of Purchaser to comply with its obligations under this Agreement, the Other Transaction Documents or the Financing Commitments, (iii) any failure to consummate any of the Transactions (including the Closing, the funding of the Debt Financing, the funding of the equity contributions contemplated by the Equity Financing Commitments, or the consummation of the Sale/Leaseback Transaction) or (iv) this Agreement, the Other Transaction Documents, the Financing Commitments, the transactions contemplated hereby or thereby, or the abandonment or the failure of any of the transactions contemplated hereby or thereby to be consummated or the termination of this Agreement or any matter forming the basis for such termination, in each case, including in any Proceeding under any legal theory, whether sounding in Law (whether for breach of contract, in tort or otherwise) or in equity (the items referred to in the foregoing clauses (i) through (iv), the “Potential Claims”). Neither the Seller Parties nor the Company nor any other Person shall be entitled to bring or maintain, and the Seller Parties and the Company shall cause their Affiliates and their Representatives not to bring, and shall in no event support, facilitate, encourage or take any action to bring or maintain any Proceeding against any Purchaser Related Party or any Debt Financing Source Party through Purchaser or otherwise (whether (A) by or through attempted piercing of the corporate veil, by or through a claim by or on behalf of Purchaser against any other Purchaser Related Party, (B) by the enforcement of any assessment, (C) by any legal or equitable Proceeding, (D) by virtue of any statute, regulation or other applicable Law, or (E) at law or in equity, in contract, in tort or otherwise) with respect to, arising out of, relating to or in connection with any Potential Claim and the Seller Parties and the Company shall cause any Proceeding by the Seller Parties, the Company, any of their Affiliates or its or their respective Representatives against any Purchaser Related Party or any Debt Financing Source Party pending as of any termination of this Agreement to be dismissed with prejudice as promptly as practicable after such termination (and in no event later than five (5) days following such termination); provided, that nothing in contained in this Section 9.03(c) shall limit the rights of the Seller Parties (x) under the Confidentiality Agreement after the date of termination of this Agreement or (y) against the Sponsors pursuant to and in accordance with such Sponsor’s applicable Limited Guarantee. Upon payment of the Termination Fee pursuant to Section 9.03(b) under circumstances in which the Termination Fee was payable in accordance with Section 9.03(b), no Purchaser Related Party shall have any further liability or obligation to the Seller Parties, the Company, their Affiliates, their Representatives or any other Person in connection with or as a result of any matter with respect to this Agreement, the Other Transaction Documents or the Financing Commitments (and the termination hereof and thereof), any of the transactions contemplated hereby or thereby (or the abandonment or termination hereof or thereof) or any matters forming the basis for such termination and neither the Seller Parties, the Company, their Affiliates or their Representatives nor any other Person shall be entitled to bring or maintain any Proceeding against any Purchaser Related Party or any Debt

83 Financing Source Party arising out of or in connection with this Agreement, the Other Transaction Documents or the Financing Commitments, any of the transactions contemplated hereby or thereby (or the abandonment or termination hereof or thereof) or any matters forming the basis for such termination; provided, that the foregoing shall not limit the rights of DBI under the Confidentiality Agreement or the ability of the Seller Parties to recover expenses or indemnification pursuant to Section 7.07(a) or Section 7.11 or reimbursement for costs and expenses or interest pursuant to Section 9.03(d) and any such reimbursement, indemnification or interest payment shall not reduce the amount of the Termination Fee. Solely for purposes of establishing the basis for the amount thereof, and without in any way increasing or decreasing the amount of the Termination Fee or expanding the circumstances in which the Termination Fee is to be paid, it is agreed that the Termination Fee shall be deemed to be liquidated damages, and not a penalty, for any and all Losses suffered or incurred by the Seller Parties, the Company, their Affiliates, their Representatives or any other Person in connection with this Agreement, the Other Transaction Documents or the Financing Commitments (or the termination hereof and thereof), the transactions contemplated hereby and thereby (or the abandonment or termination hereof or thereof) or any matter forming the basis for such termination. In no event shall Purchaser be required to pay the Termination Fee on more than one occasion or to pay the Termination Fee to any Person other than the Seller Parties. (d) Each Party acknowledges and agrees that the agreements contained in this Section 9.03 are an integral part of the Transactions, and that, without these agreements, the other Parties would not otherwise enter into this Agreement. Accordingly, if Purchaser fails to pay the Termination Fee pursuant to Section 9.03(b) as and when required hereunder, and, in order to obtain such payment, the Seller Parties commence a Proceeding that results in a final, nonappealable judgment against Purchaser for the payment of all or any portion of the Termination Fee pursuant to Section 9.03(b), Purchaser shall pay, or cause to be paid, to the Seller Parties, interest on such amount at an annual rate equal to thirteen percent (13%) which shall accrue from the date the Termination Fee was payable pursuant to Section 9.03(b) through the date such payment is actually delivered to the Seller Parties or their designees, and the reasonable and documented out-of-pocket costs and expenses (including reasonable attorneys’ fees and expenses) incurred by the Seller Parties or the Company in connection with such Proceeding. ARTICLE X EMPLOYEE MATTERS SECTION 10.01 Employment of Transferred Employees by Purchaser. No later than ten (10) Business Days prior to the applicable Transfer Date, Purchaser shall make a written offer of employment to (a) each person listed on Schedule 10.01 (each, an “Immediate Transfer Employee”), which may be updated no later than ten (10) Business Days prior to the Closing Date by mutual agreement of Purchaser and the Seller Parties, and (b) each person who is a Leased Employee (as defined in the Employee Leasing Agreement) as of such time when such offers of employment are made, which offer of employment, in each case, shall provide compensation and benefits consistent with this Article X. Each Immediate Transfer Employee and each Leased Employee who accepts such offer of employment from Purchaser or its applicable Affiliate, either in writing or by appearing for work with Purchaser or such Affiliate on the applicable Transfer Date, and who, by no later than the applicable Transfer Date, has provided Purchaser or its

84 applicable Affiliate with a completed Form I-9 (which shall be deemed to be satisfied (i) if the Seller Group provides Purchaser with a copy of the Form I-9 held by the Seller Group that was properly completed in all material respects or (ii) such Leased Employee properly completes the Form I-9 and provides sufficient documentation of identity and employment authorization by no later than such Transfer Date as part of Purchaser’s standard hiring process), shall be referred to herein as a “Transferred Employee”. Each Transferred Employee will be deemed to have terminated his or her employment with the Seller Group immediately and automatically upon the applicable Transfer Date. SECTION 10.02 Continuation of Compensation and Benefits. Until the one (1)-year anniversary of the Closing or such shorter period in which a Transferred Employee ceases to be employed by Purchaser or its Affiliates, Purchaser shall, or shall cause one of its Affiliates to, provide to each Transferred Employee during such Transferred Employee’s employment with Purchaser or any of its Affiliates with: (a) a base salary or wage rate and target cash incentive compensation opportunities that in each case, are substantially comparable to those provided to similarly situated employees of Purchaser, and (b) other employee benefits, including severance eligibility, that are substantially comparable in the aggregate to the employee benefits provided or available to similarly situated employees of Purchaser. The foregoing shall in each case exclude any retiree or post-termination health or welfare, deferred compensation, defined benefit, change in control, transaction, retention, long-term cash or equity or equity-based compensation or benefits. SECTION 10.03 Seller Benefit Plans. All Business Employees and their eligible spouses and other eligible dependents will cease, effective as of their termination of employment with Seller Group (including in connection with the end of the Services Period), active participation in and any benefit accrual under each of the Seller Benefit Plans, and DBI shall be authorized to take all necessary actions to effect such cessation. Notwithstanding the preceding sentence of this paragraph, Transferred Employees, their eligible spouses and other eligible dependents shall continue after the applicable Transfer Date to participate in accordance with, and subject to, their eligibility under the terms of the applicable Seller Benefit Plans (for the avoidance of doubt, as terminated but vested employees or eligible spouses or dependents thereof) in accordance with the terms of such Seller Benefit Plans. Following the applicable Transfer Date, the Seller Group (excluding each member of the Company Group) shall be solely responsible for, and neither Purchaser nor any of its Affiliates (including the Company Group) shall have, any Liability relating to or in connection with any Seller Benefit Plan. SECTION 10.04 Welfare Plan Obligations. (a) Without limiting the generality of Section 10.02, effective as of the applicable Transfer Date, Purchaser shall, or shall cause its Affiliates to, use commercially reasonable efforts to have in effect health and welfare benefit plans (and not, for the avoidance of doubt, qualified or defined pension benefits or retiree or post-termination welfare plans) offering benefits to the Transferred Employees and their eligible dependents without any waiting period solely to the extent necessary to prevent any gaps in coverage due to termination of participation in the equivalent Seller Benefit Plan as a result of any such Transferred Employee’s transfer of employment to Purchaser or its Affiliates and consistent with Purchaser’s standard practice

85 regarding the application of waiting periods to similarly situated employees of Purchaser and its Affiliates. (b) From and after the applicable Transfer Date and with respect to each Transferred Employee, Purchaser shall (or shall cause the Company Group to) request that the applicable providers: (i) waive any pre-existing condition exclusion, actively-at-work requirement, evidence of insurability, waiting period or similar condition, limitation or requirement under all plans, programs, policies, agreements and arrangements that are sponsored by or may be established or maintained by Purchaser or any of its Affiliates (including the Company Group) on or after the applicable Transfer Date and that provide health and other welfare benefits (and not, for the avoidance of doubt, qualified or defined pension benefits or retiree or post-termination welfare plans) (“Purchaser Benefit Plans”), except to the extent such pre-existing condition, exclusion, requirement or waiting period would have applied to such Transferred Employee under the corresponding Benefit Plan immediately prior to the applicable Transfer Date, and (ii) provide full credit under all Purchaser Benefit Plans that provide health benefits for any co-payments, deductibles or similar payments made or incurred under a Benefit Plan with respect to each Transferred Employee (and each eligible dependent of such Transferred Employee) prior to the applicable Transfer Date for the plan year in which the applicable Transfer Date occurs. SECTION 10.05 Service Credit. From and after the applicable Transfer Date and with respect to each Transferred Employee, Purchaser shall (or shall cause the Company Group to) recognize, for purposes of eligibility and vesting (other than with respect to qualified or defined benefit pension or retiree or post-termination welfare plans) under all Purchaser Benefit Plans, service with the Seller Group and predecessors earned prior to the applicable Transfer Date to the extent such service was recognized under a corresponding Benefit Plan, provided, however, that in no event shall such credit result in the duplication of benefits. SECTION 10.06 401(k) Plan. Without limiting the generality of Section 10.02, effective as of the applicable Transfer Date, Purchaser shall, or shall cause its Affiliates to, have in effect a defined contribution plan that includes a qualified cash or deferred arrangement within the meaning of Section 401(k) of the Code (a “Purchaser 401(k) Plan”) providing the opportunity to participate as of the applicable Transfer Date to the Transferred Employees primarily employed in the United States, subject to the applicable eligibility requirements and all other terms and conditions of such Purchaser 401(k) Plan. As soon as reasonably practicable following the applicable Transfer Date, Purchaser agrees to cause a Purchaser 401(k) Plan with respect to each Transferred Employee primarily employed in the United States to accept eligible rollover distributions (as defined in Section 402(c)(4) of the Code) of such Transferred Employees’ account balances under any Seller Benefit Plan that includes a qualified cash or deferred arrangement within the meaning of Section 401(k) of the Code (collectively, the “Seller 401(k) Plans”), if elected by such Transferred Employees in accordance with applicable law and the Purchaser 401(k) Plan. SECTION 10.07 No Third-Party Beneficiaries. The provisions of this Article X are solely for the benefit of the Parties and nothing in this Article X, express or implied, shall confer upon any Business Employee, any legal representative or beneficiary thereof, or any other Person any rights or remedies, including any third-party beneficiary right under this Agreement or any right to employment, continued employment for any specified period or compensation or benefits

86 of any nature or kind whatsoever. Nothing in this Article X, express or implied, shall be construed to prevent Purchaser or any of its Affiliates from terminating or modifying to any extent or in any respect any compensation or benefit plan, program, policy, agreement or arrangement that Purchaser or any such Affiliate may establish or maintain or from terminating the employment or engagement of any Business Employee or modifying the terms and conditions of employment or engagement of any Business Employee. Notwithstanding any provision of this Article X to the contrary, the terms of this Article X are not intended to, and shall not, constitute the establishment of, or an amendment or modification to, any Benefit Plan or other compensation or benefit plan, program, policy, agreement or arrangement. ARTICLE XI NO SURVIVAL SECTION 11.01 Survival. The representations and warranties of Purchaser, the Company and the Seller Parties contained in this Agreement shall terminate at the Closing; provided that the foregoing shall not limit any claim for Fraud (and any applicable representation or warranty shall be deemed to have survived indefinitely for purposes of any such Fraud claim). The covenants set forth herein that are required to be performed exclusively prior to the consummation of the Closing shall terminate at the Closing. The covenants set forth herein that contemplate performance or are required to be performed in any respect after the Closing (collectively, the “Surviving Covenants”) shall survive the Closing indefinitely or such shorter period as is specified therein. SECTION 11.02 Waivers; Exclusive Remedy. From and after (a) the date hereof until the Closing or in connection with the termination of this Agreement, the Parties and their respective Non-Recourse Parties’ sole and exclusive remedy against the other Parties each of their respective Non-Recourse Parties, whether in any individual, corporate or any other capacity, with respect to any and all claims relating (directly or indirectly) to the subject matter of this Agreement or the transactions contemplated hereby, regardless of the legal theory under which such liability or obligation may be sought to be imposed, whether sounding in contract or tort, or whether at law or in equity, or otherwise, shall be solely pursuant to the provisions of Section 9.01, Section 9.03, Section 11.03 or Section 12.11 in accordance with the terms hereof, and (b) the Closing, the Parties and their respective Non-Recourse Parties’ sole and exclusive remedy against the other Parties and each of their respective Non-Recourse Parties, whether in any individual, corporate or any other capacity, with respect to any and all claims relating (directly or indirectly) to the subject matter of this Agreement or the transactions contemplated hereby, regardless of the legal theory under which such liability or obligation may be sought to be imposed (whether sounding in contract or tort, or whether at law or in equity, on public policy grounds, under any Law (including under securities Laws), on the basis of “unjust enrichment” or otherwise), in each case, except in the event of Fraud, shall be solely and exclusively (a) for breach of any Surviving Covenant or (b) for breach of any agreement or covenant or any other Liability in connection with any provisions of the Other Transaction Documents to which a Party is a party. In furtherance of the foregoing, each of the Parties hereby waives and releases to the fullest extent permitted under applicable Law, each other Party and each of their respective Non-Recourse Parties, whether in any individual, corporate or any other capacity, from and against any and all other rights, claims and causes of action it may have against any other Party or any of its Non-Recourse Parties relating (directly or indirectly) to

87 the operation of the Company Group or the Business or relating to the subject matter of this Agreement or the Transactions, regardless of the legal theory under which any such right, claim or cause of action may arise (whether sounding in contract or tort, or whether at law or in equity, on public policy grounds, under any Law (including under securities Laws), on the basis of “unjust enrichment” or otherwise) and including any rights to rescission of the transactions contemplated hereby, other than (i) claims for breach of any Surviving Covenant in accordance with Section 11.01 and this Section 11.02, (ii) Liabilities under or with respect to any Other Transaction Documents or (iii) claims under Section 11.03. The limits imposed on the Parties’ and their respective Non-Recourse Parties’ remedies with respect to this Agreement and the transactions contemplated hereby (including this Section 11.02) were specifically bargained for between sophisticated parties and were specifically taken into account in the determination of the amounts to be paid to the Sellers hereunder. None of the Parties or any of their respective Non-Recourse Parties may avoid the limitations on liability set forth in this Agreement by seeking damages for breach of contract, tort or pursuant to any other theory of liability. Nothing in this Section 11.02 shall limit a right of a Party to (i) seek an Injunction or Injunctions, specific performance or other equitable relief to prevent breaches of any Surviving Covenant or other obligations hereunder and to enforce specifically such Surviving Covenant or other obligations hereunder in accordance with Section 12.11, (ii) bring a claim for Fraud (and, if successful, recover damages therefor), (iii) enforce any rights it may have under this Agreement or the Other Transaction Documents, in each case, subject to the terms hereof or thereof or (iv) enforce any rights or obligations under Section 11.03. SECTION 11.03 Indemnification. (a) Notwithstanding anything to the contrary in this Agreement, including Section 11.01 or Section 11.02, from and after the Closing, the Sellers and DBI (the “Indemnifying Parties”), jointly and severally, shall indemnify each of Purchaser, its Affiliates (including, following the Closing, each member of the Company Group), or any of the respective current or former Representatives of any of the foregoing Persons (collectively, the “Purchaser Indemnified Parties”) for, defend and hold each of them harmless against, and pay on behalf of and reimburse (as and when incurred) each of them for, any Losses which any such Purchaser Indemnified Party may suffer, accrue, sustain or become subject to as a result of, in connection with or relating to (i) any Proceedings set forth in Section 2.13(a) of the Disclosure Schedule or (ii) any Out-of-Scope Bonding Liabilities. (b) Any indemnifiable Losses pursuant to Section 11.03 shall be satisfied (i) to the extent a member of the Seller Group holds the Seller Note or is a lender under the Seller Credit Agreement (as applicable), solely by reducing the outstanding balance owed under the Seller Note or Seller Credit Agreement (as applicable) (it being understood that any such offset shall first reduce accrued but unpaid interest, and thereafter (upon such time as there is no accrued but unpaid interest) outstanding principal), with Purchaser delivering written notice to DBI of the reduction of the applicable amount, and (ii) to the extent no member of the Seller Group holds the Seller Note or is a lender under the Seller Credit Agreement (as applicable), directly from the Sellers and DBI, jointly and severally, by wire transfer of immediately available funds to an account designated in writing by Purchaser within ten (10) Business Days after the date such obligation is owed pursuant to this Section 11.03.

88 (c) Third-Party Claims. (i) In the case of any claim for indemnification arising from a claim of a Third-Party (each, a “Third-Party Claim”), a Purchaser Indemnified Party shall give prompt written notice to the Indemnifying Parties of any claim or demand for which such Purchaser Indemnified Party has knowledge and as to which it may request indemnification hereunder; provided that no delay on the part of the Purchaser Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless, and then solely to the extent, the Indemnifying Party is actually prejudiced thereby. Such notice by the Purchaser Indemnified Party shall describe the Third-Party Claim in reasonable detail and shall indicate the estimated amount of the Loss that has been or may be sustained by the Indemnified Party, in each case, to the extent reasonably practicable. Subject to the limitations set forth in this Section 11.03(c), the Indemnifying Party shall have the right to assume or continue the defense of any Third- Party Claim (including appointing reputable counsel to lead counsel in connection with such defense) at the Indemnifying Party’s expense. In any such event, the Purchaser Indemnified Party shall cooperate in good faith in such defense. The Indemnifying Party shall not be entitled to assume or continue (as applicable) control of such defense (unless agreed to in writing by the Indemnified Party), and shall pay the reasonable fees and expenses of counsel retained by the Indemnified Party, if (A) the Third-Party Claim for indemnification relates to or arises in connection with any criminal or quasi-criminal Proceeding, (B) the Third-Party Claim is asserted directly or on behalf of a Person that is a landlord (or Affiliate of a landlord) or material supplier of the Company Group, except for any such Third-Party Claim that is solely limited to real property that is not owned, leased (including as a result of a prior termination of a lease with the Company Group) or used by any member of the Company Group as of the Closing, (C) the Third-Party Claim, in the reasonable judgment of the Indemnifying Party, is reasonably likely to result in injunction or equitable relief against any of the Purchaser Indemnified Parties if such Third- Party Claim were to be adversely determined; provided that, notwithstanding the foregoing, if Purchaser determines in good faith that there is a material risk of such injunction or equitable relief being granted, Purchaser may elect to assume control of such defense, and in any such case, the Purchaser Indemnified Parties shall bear any cost or expense arising in connection with their defense of such Third-Party Claim, (D) the Purchaser Indemnified Party has been advised by counsel that (1) a conflict of interest exists which, under applicable principles of legal ethics, would impair the ability of a single legal counsel to represent both the Indemnifying Party and the Purchaser Indemnified Party, (2) a reasonable likelihood exists of a conflict of interest between the Indemnifying Party and the Purchaser Indemnified Party because a member of the Seller Group or an Affiliate thereof is also a party to such Third-Party Claim or (3) the Purchaser Indemnified Party has one or more defenses not available to the Indemnifying Party, in each case, with respect to such Third-Party Claim, or (E) the Indemnifying Party fails to prosecute or defend such Third-Party Claim reasonably vigorously and reasonably diligently; provided, further that, with respect to any Third-Party Claim for indemnification that relates to or arises in connection with any Proceeding involving a Governmental Entity, the Purchaser Indemnified Parties shall have the right to approve any decisions that could reasonably be expected to have a material impact on the operations of the Business. In the event that the Indemnifying Party assumes or continues the defense of any Third-Party Claim, the

89 Purchaser Indemnified Party shall have the right, at its own cost and expense, to participate in the defense of any Third-Party Claim with counsel selected by it, subject to the Indemnifying Party’s right to control the defense thereof. (ii) If the Indemnifying Party is not entitled to, or does not, assume control of such defense, or ceases control or its right to control any such defense, in each case, pursuant to this Section 11.03(c), the Purchaser Indemnified Party shall have the right to control such defense without waiving any rights that the Purchaser Indemnified Party may have against the Indemnifying Party under this Section 11.03 or otherwise. Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not enter into settlement of any Third-Party Claim without the prior written consent of the Purchaser Indemnified Party unless, pursuant to or as a result of such settlement or cessation, (A) neither injunctive or other equitable relief nor any other operational restrictions will be imposed against the Purchaser Indemnified Party or any of its Affiliates, (B) an unconditional term thereof is an express, unconditional and irrevocable release of the Purchaser Indemnified Party from all Liabilities with respect to such Third-Party Claim with prejudice in form and substance reasonably acceptable to the Purchaser Indemnified Party and (C) there is no finding or admission of any violation of Law or wrongdoing by the Purchaser Indemnified Party in connection therewith; provided that the Indemnifying Party shall be responsible for reasonable and documented out-of-pocket fees and expenses incurred by the Purchaser Indemnified Party prior to the date the Indemnifying Party assumes control of such defense (if applicable). (d) Recoveries. The Purchaser Indemnified Parties shall use their respective commercially reasonable efforts to recover under insurance policies for any Losses prior to seeking indemnification under this Agreement (it being understood and agreed that any costs or expenses incurred in connection with any such actual or attempted recovery and any resulting increase in premiums shall constitute indemnifiable Losses). In the event that a duplicative insurance or other recovery (excluding any Tax benefits) is made by any Purchaser Indemnified Party with respect to any Loss for which such Purchaser Indemnified Party has been indemnified pursuant to this Section 11.03 and such recovery is in excess of the portion of such Loss that such Purchaser Indemnified Party has not actually recovered from the Indemnifying Parties hereunder (as a result of the limitations set forth in this Section 11.03 or otherwise) (such excess, the “Recovery Excess Amount”), then an amount equal to the lesser of (i) the Recovery Excess Amount and (ii) the aggregate amount of indemnification actually recovered under this Agreement from the Indemnifying Parties with respect to such Loss shall be promptly paid to the Indemnifying Parties based on the amounts for which each Indemnifying Party actually indemnified such Purchaser Indemnified Party (in each case, net of collection, recovery and enforcement costs, premium increases that are actual or reasonably estimated, as applicable, deductibles and similar items). Notwithstanding anything to the contrary herein, the Parties hereby agree and acknowledge that no Purchaser Indemnified Party shall be required to commence any Proceeding against any insurance provider pursuant to this Section 11.03(d). (e) Losses. For purposes of this Section 11.03, Losses shall not include (i) any Losses to the extent arising from Purchaser or any of its Affiliates breaching any continuing obligations under any of the Contracts set forth in Section 2.13(a) of the Disclosure Schedule or (ii) any punitive or exemplary damages, lost profits, or consequential, special or indirect damages,

90 in each case, except to the extent any such damages or lost profits are awarded to or payable to a Third Party in a Third-Party Claim in which a Purchaser Indemnified Party is entitled to indemnification under this Section 11.03; provided that, notwithstanding the foregoing clause (ii), any and all reasonable and documented out-of-pocket costs and expenses incurred by a Purchaser Indemnified Party in connection with any matter for which such Purchaser Indemnified Party is entitled to indemnification under this Section 11.03 (including (x) any rent payments made with respect to any car wash site that is rendered inoperable as a result of any Proceedings set forth in Section 2.13(a) of the Disclosure Schedule corresponding to the time period during which such car wash site remains inoperable and (y) any out-of-pocket costs or expenses incurred in connection with the Kansas Bonds or the Hartford GIA) shall constitute indemnifiable Losses. ARTICLE XII MISCELLANEOUS SECTION 12.01 Assignment. This Agreement and the rights and obligations hereunder shall not be assignable by any Party (including by operation of Law in connection with a merger, consolidation or sale of all or substantially all of the assets of any Party) without the prior written consent of Purchaser (in the case of any Seller Party or (prior to the Closing) the Company) or DBI (in the case of Purchaser); provided that, without the prior written consent of any Party, (i) Purchaser may collaterally assign its rights hereunder to the Debt Financing Sources or any other prospective lender to Purchaser or its Subsidiaries or any collateral agent or trustee thereof without Sellers’ or the Company’s consent and (ii) Purchaser may assign any rights and obligations hereunder to its Affiliates or any purchaser of all or substantially all of its assets; provided, further, that in the case of any assignment described in clauses (i) and (ii), no such assignment shall relieve Purchaser of its obligations hereunder. Any attempted assignment in violation of this Section 12.01 shall be null and void. SECTION 12.02 No Third-Party Beneficiaries. Except (a) as expressly provided in Section 7.07(d) and the last sentence of Section 7.11 with respect to the indemnification and reimbursement obligation of Purchaser, (b) for the Debt Financing Sources, along with any prospective lenders, arrangers, agents or representatives of or to Purchaser and the parties to any joinder agreements, indentures or credit agreements entered into in connection with the Debt Financing, and each of their respective Affiliates and their and their Affiliates’ respective current, former and future direct or indirect equity holders, controlling persons, agents, members, managers, general or limited partners or other Representatives, and their respective successors and assigns (collectively, the “Debt Financing Source Parties”), which shall be third party beneficiaries of and entitled to enforce Section 9.03, this Section 12.02, Section 12.04, Section 12.10, Section 12.11, Section 12.12, Section 12.13, Section 12.14 and Section 12.16 (together with the definitions used in such Sections, collectively, the “DFS Provisions”) and (c) the Persons described in Section 6.05(d), third party beneficiaries of and entitled to enforce Section 6.05, this Agreement is for the sole benefit of the Parties and their permitted successors and assigns and nothing herein expressed or implied shall give or be construed to give to any Person, other than the Parties and such successors and assigns, any legal or equitable rights hereunder. SECTION 12.03 Expenses and Fees. Whether or not the Transactions are consummated, and except as otherwise specifically provided in this Agreement (including in

91 Section 7.03(a), Section 7.07(d), the last sentence of Section 7.11 and Section 9.03(a)), all costs and expenses incurred in connection with this Agreement and the Transactions shall be paid by the Party incurring such costs or expenses. SECTION 12.04 Amendments; Waivers. This Agreement may not be amended, except by an instrument in writing signed by each of Purchaser and DBI. No purported waiver of any right of a Party to enforce any term, condition or other provision of this Agreement shall be enforceable against such Party unless set forth in an instrument in writing signed by such Party, and any such waiver shall be effective only in the specific instance and for the specific and limited purpose for which it was given and shall not be deemed a waiver of any other right under, or provision of, this Agreement or of the same breach or default upon any recurrence thereof. No failure on the part of any Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. Notwithstanding anything to the contrary in this Section 12.04, any amendments to or waivers of any DFS Provision in a manner adverse to the Debt Financing Source Parties shall require prior written consent of the Debt Financing Sources. No course of dealing between or among any Persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any Person under or by reason of this Agreement. SECTION 12.05 Notices. All notices, requests and other communications hereunder shall be in writing and shall be deemed to have been given, made, delivered and received (a) immediately upon delivery by hand, (b) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable worldwide overnight courier service or (c) immediately upon transmission via e-mail (except in the event of any “bounce back” or similar non-transmittal message). Such communications must be sent to the relevant Party at the applicable following address (or at such other address for such Party as shall be specified in a notice given in accordance with this Section 12.05): (a) if to Purchaser or the Company after Closing, Express Wash Operations, LLC c/o Oaktree Capital Management, L.P. 333 South Grand Avenue, 28th Floor Los Angeles, CA 90071 Attention: David Quick; Hank Snoh Email: dquick@oaktreecapital.com; hsnoh@oaktreecapital.com with a copy (which shall not constitute notice) to: Massumi + Consoli LLP 2029 Century Park East, Suite 280 Los Angeles, CA 90067 Attention: Peter Massumi, P.C.; Daniel Dubelman, P.C. Email: pmassumi@mcllp.com; ddubelman@mcllp.com

92 (b) if to any Seller Party or the Company prior to Closing, Driven Brands, Inc. 440 South Church Street, Suite 700 Charlotte, NC 28202 Attention: Scott O’Melia Email: scott.omelia@drivenbrands.com with a copy (which shall not constitute notice) to Latham & Watkins LLP 555 Eleventh Street, NW Suite 1000 Washington, D.C. 20004-1304 Attention: Paul Sheridan and Daniel Breslin Email: Paul.Sheridan@lw.com; Daniel.Breslin@lw.com SECTION 12.06 Interpretation. The definitions of the terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall,” and vice versa. The word “or” shall be construed to have the same meaning and effect as the inclusive term “and/or”. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” All terms defined in this Agreement shall have their respective defined meanings when used in the Disclosure Schedule, any other Schedule, any Annex, any Exhibit, any certificate or other document made or delivered pursuant hereto, unless otherwise defined therein. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as amended, supplemented or otherwise modified from time to time (subject to any restrictions on such amendments, supplements or modifications set forth therein), (ii) the words “herein”, “hereto”, “hereby”, “hereof” and “hereunder” and words of similar import shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iii) all references herein to Articles, Sections, Annexes or Exhibits shall be construed to refer to Articles, Sections, Annexes or Exhibits of this Agreement, (iv) the headings contained in this Agreement, the Disclosure Schedule, any other Schedule, any Annex and any Exhibit are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement, the Disclosure Schedule, any other Schedule, any Annex or any Exhibit, (v) any reference in this Agreement to words imparting the singular number only shall include the plural and vice versa, (vi) if any action or notice is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action or notice may be deferred until the next Business Day, (vii) references to any Seller Party or the Company having provided to Purchaser or made available to Purchaser or words of similar import with respect to any item provided or made available to Purchaser shall include any item posted by 5:00 p.m., New York City time, on the day immediately preceding the date of execution of this Agreement and remaining accessible to Purchaser through the date hereof in the data room titled “DYNAMO Data Room” maintained by Datasite (the “Data

93 Room”) and in a folder accessible to Purchaser’s Representatives, (viii) any reference herein to any member of the Company Group shall also refer to any of its predecessor entities in existence at the relevant time, (ix) any reference to any applicable Law be deemed also to refer to such applicable Law and all rules and regulations promulgated thereunder, in each case, as amended modified, codified, replaced or reenacted, in whole or in part, and (x) any reference herein to “dollars” or “$” shall mean United States dollars. Subject to Section 12.07, the Disclosure Schedule, all other Schedules and all Annexes are hereby incorporated in and made a part of this Agreement as if set forth in full herein. In the event of an ambiguity or a question of intent or interpretation, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provisions of this Agreement. SECTION 12.07 Disclosure Schedule. The Sellers, DBI and the Company have set forth certain information and other matters in the Disclosure Schedule in a section thereof that corresponds to representations and warranties set forth in Article II or Article III, as applicable. Notwithstanding anything herein to the contrary, if the relevance of any item, information or other matter set forth in any particular section of the Disclosure Schedule to any other representation or warranty set forth in Article II or Article III, as applicable, is reasonably apparent on its face, then such item, information or other matter shall be deemed to be disclosed against the applicable representation or warranty set forth in Article II or Article III, as applicable, regardless of whether such item, information or other matter is actually set forth (by cross-reference or otherwise) in such other section of the Disclosure Schedule. The Parties acknowledge and agree that (a) the Disclosure Schedule is qualified in its entirety by reference to applicable provisions of this Agreement, (b) the Disclosure Schedule and the information and other matters contained therein are not intended to broaden or constitute, and shall not be construed as broadening or constituting, representations, warranties or covenants of any Party except as and to the extent provided in this Agreement, (c) disclosure of any item on the Disclosure Schedule shall not, in and of itself, constitute or be deemed an admission or indication that such item is material or would have a Company Material Adverse Effect, and shall not imply a measure for materiality for purposes of this Agreement, and (d) no disclosure on the Disclosure Schedule relating to a possible breach or violation of any Contract or Law shall be construed as an admission or indication to any third party that a breach or violation exists or has actually occurred. SECTION 12.08 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when each Party has executed such a counterpart and delivered it to the other Parties. Delivery by a Party of an executed signature page of this Agreement by facsimile, email or other electronic imaging means shall be as effective as delivery by such Party of a manually executed counterpart of this Agreement. SECTION 12.09 Entire Agreement. This Agreement, the Other Transaction Documents and the Confidentiality Agreement contain the entire agreement and understanding among the Parties with respect to the subject matter hereof and supersede all prior or contemporaneous agreements and understandings relating to such subject matter. SECTION 12.10 Severability. Subject to Section 7.09, if any provision of this Agreement is held to be invalid, illegal or incapable of being enforced under any applicable Law

94 or public policy, all other provisions of this Agreement, and the application of such invalid, illegal or unenforceable provision to any person or circumstance other than that with respect to whom or which it was held to be invalid, illegal or unenforceable, shall nonetheless remain in full force and effect so long as (a) the economic and legal substance of the Transactions is not affected in any manner materially adverse to any Party and (b) the remedies and limitations set forth in this Agreement (including Section 9.03 and Section 12.16) shall not be modified in any manner that increases the Liability of any Purchaser Related Party or Debt Financing Source Party hereunder. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the Transactions are consummated as originally contemplated to the fullest extent possible. SECTION 12.11 Specific Performance; Limitation on Liability. (a) The Parties acknowledge and agree that irreparable damage, for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any Party does not perform its obligations under this Agreement, the Limited Guarantee or the Equity Financing Commitments in accordance with the applicable terms and conditions hereof or thereof or otherwise breaches any provision hereof or thereof. (b) Subject to Section 12.11(c), the Parties acknowledge and agree that, (i) prior to the valid termination of this Agreement in accordance with Article IX, each Party shall be entitled to seek an Injunction or Injunctions, specific performance or other equitable relief to prevent breaches of this Agreement or the Equity Financing Commitments and to enforce specifically the provisions hereof or thereof in the courts described in Section 12.12(a), without proof of damages or otherwise, in addition to any other remedy to which it is entitled under this Agreement or the Equity Financing Commitments, (ii) the provisions set forth in Section 9.03 shall not be construed to diminish or otherwise impair in any respect any party’s right to specific performance, (iii) with respect to any Surviving Covenant, each Party shall be entitled to seek an Injunction or Injunctions, specific performance or other equitable relief to prevent breaches of any Surviving Covenant and to enforce specifically such Surviving Covenant in the courts described in Section 12.12(a), without proof of damages or otherwise, and (iv) the right of specific performance described in this Section 12.11(b) is an integral part of the Transactions and, without such right, no Party would have entered into this Agreement. For the avoidance of doubt, the foregoing shall not restrict a Party from asserting that such Party is not in breach of this Agreement. (c) Notwithstanding anything else in this Agreement to the contrary, including Sections 12.11(a) and 12.11(b), it is explicitly agreed that, prior to the valid termination of this Agreement in accordance with Article IX, the right of the Seller Parties and the Company to seek an Injunction or Injunctions, specific performance or other equitable relief in connection with enforcing Purchaser’s obligation to specifically enforce each Sponsor’s obligation to fund the Equity Financing in accordance with the terms and conditions of the Equity Financing Commitments (and thereafter to effect the Closing) shall be available if and only if (and subject to the requirements that) (1) all the conditions set forth in Section 8.01 have been (and continue to be) satisfied or waived (other than (x) delivery of items to be delivered at Closing and (y) those conditions that by their nature are to be satisfied by actions taken at the Closing; provided that such conditions shall be capable of being satisfied (and would be satisfied) if the Closing were to

95 occur), (2) all of the Debt Financing (including any alternative financing that has been obtained in accordance with, and satisfies the conditions of, Section 7.07) and the proceeds of the Sale/Leaseback Transaction (including any alternative financing to the Sale/Leaseback Transaction) have been funded or will be funded at the Closing if the Equity Financing is funded at the Closing, (3) the Seller Parties have delivered to Purchaser a Seller Closing Notice, and (4) Purchaser fails to consummate the Closing on the Proposed Closing Date, and the Seller Parties and the Company stood ready, willing and able to consummate the Closing throughout such period. (d) Each Party agrees that it will not oppose the granting of an Injunction or Injunctions, specific performance or other equitable relief in accordance with this Section 12.11 on the basis that such other Party has an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or in equity. (e) The Parties acknowledge and agree that any applicable Party seeking an Injunction or Injunctions to prevent breaches of this Agreement or the Equity Financing Commitments and to enforce specifically the terms and provisions of this Agreement or the Equity Financing Commitments in accordance with this Section 12.11 shall not be required to post any bond or other security in connection with any such Injunction or Injunctions. (f) For the avoidance of doubt, while the Seller Parties and the Company may pursue both a grant of specific performance in accordance with this Section 12.11 (if permitted) and payment of all or any portion of the Termination Fee, under no circumstances shall the Seller Parties or the Company be permitted or entitled to receive both a grant of specific performance requiring consummation of the Acquisition and the payment of all or any portion of the Termination Fee. SECTION 12.12 Consent to Jurisdiction. (a) Each Party hereby (i) agrees that any Proceeding arising out of, under or relating to this Agreement or any of the Transactions, whether directly or indirectly, or for recognition or enforcement of any judgment rendered in such a Proceeding, will be heard and determined in the Chancery Court of the State of Delaware (and each Party agrees that no such Proceeding relating to this Agreement will be brought by it or any of its Affiliates except in such court), subject to any appeal; provided, that, if the Chancery Court of the State of Delaware lacks subject matter jurisdiction over such a Proceeding, then such Proceeding may be brought in any Delaware state court or any federal court located in the State of Delaware, and (ii) irrevocably and unconditionally submits to the exclusive jurisdiction of any such court in any such Proceeding. (b) Each Party further agrees that service of any process, summons, notice or document by reputable global overnight courier service to such Party’s address set forth in Section 12.05 shall be effective service of process on such Party for any Proceeding in Delaware with respect to any matters to which it has submitted to jurisdiction in this Section 12.12. (c) Each Party, on behalf of itself and on behalf of each of its Affiliates, hereby (i) irrevocably and unconditionally waives any objection to the laying of venue of any Proceeding arising out of this Agreement or any of the Transactions in any court referenced in Section 12.12(a), (ii) irrevocably and unconditionally waives and agrees not to plead or claim in

96 any such court that any such Proceeding brought in any such court has been brought in an inconvenient forum and (iii) agrees that a final judgment in any such Proceeding brought in any such court shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. (d) Notwithstanding the foregoing, no Party hereto, nor any of its Affiliates, will bring, or support the bringing of, any Proceeding, whether at law or in equity, whether in contract or in tort or otherwise, against any Debt Financing Source Party in any way relating to this Agreement or any of the Transactions, including any dispute arising out of or relating in any way to the Debt Financing, the Debt Financing Commitment or the performance thereof, anywhere other than in (i) any New York State court sitting in the County of New York or (ii) the United States District Court for the Southern District of New York. SECTION 12.13 WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS, WHETHER DIRECTLY OR INDIRECTLY, INCLUDING ANY PROCEEDING AGAINST A DEBT FINANCING SOURCE PARTY DIRECTLY OR INDIRECTLY ARISING OUT OF THE TRANSACTIONS, THE DEBT FINANCING, THE DEBT FINANCING COMMITMENT OR THE PERFORMANCE OF OBLIGATIONS THEREUNDER. EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.13. SECTION 12.14 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS THEREOF; PROVIDED THAT ANY PROCEEDING, WHETHER AT LAW OR IN EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST ANY DEBT FINANCING SOURCE PARTY IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS, INCLUDING ANY DISPUTE ARISING OUT OF OR RELATING IN ANY WAY TO THE DEBT FINANCING, THE DEBT FINANCING COMMITMENT OR THE PERFORMANCE THEREOF, WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS THEREOF. SECTION 12.15 Conflicts. Recognizing that Latham & Watkins LLP has acted as legal counsel to the Seller Parties, their Affiliates and the Company Group prior to the Closing, and that Latham & Watkins LLP intends to act as legal counsel to the Seller Parties, their Affiliates (which will no longer include the Company Group) after the Closing, each of Purchaser and the

97 Company hereby waives, on its own behalf and agrees to cause its Affiliates to waive, any conflicts that may arise in connection with Latham & Watkins LLP representing the Seller Parties or their Affiliates after the Closing as such representation may relate to Purchaser, the Company Group or the Transactions. In addition, Purchaser agrees that all attorney-client privileged communications prior to the Closing among Latham & Watkins LLP and the Seller Parties, their Affiliates or the Company and all attorney work product, in either case, to the extent relating to the Transactions (collectively, the “Protected Information”) belong to the Seller Parties and may be controlled by the Seller Parties and shall not pass to or be claimed by Purchaser or the Company. The Protected Information is the property of the Seller Parties, and from and after the Closing, none of the Company, or any Person purporting to act on behalf of or through the Company, will seek to obtain such communications or work product, whether by seeking a waiver of the attorney-client privilege or work product protection or through other means. The Protected Information may be used by the Seller Parties or their Affiliates, in connection with any dispute that relates in any way to the Transactions and the Company and Purchaser shall have no right to use or rely on the Protected Information (but without prejudicing Purchaser’s and the Company’s rights to discovery under applicable Law). Further, the Company shall not have access to any Protected Information, or to the files of Latham & Watkins LLP relating to the Protected Information, whether or not the Closing shall have occurred. Without limiting the generality of the foregoing, upon and after the Closing, (a) the Seller Parties and their Affiliates (and not the Company) shall be the sole holders of the attorney-client privilege with respect to such Protected Information, and the Company shall not be a holder thereof, (b) to the extent that files of Latham & Watkins LLP in respect of such Protected Information constitute property of the client, only the Seller Parties and their Affiliates (and not the Company) shall hold such property rights and (c) Latham & Watkins LLP shall have no duty whatsoever to reveal or disclose any such attorney-client communications or files to the Company to the extent relating to the Transactions by reason of any attorney-client relationship between Latham & Watkins LLP and the Company or otherwise; provided that to the extent any communication is both related and unrelated to the Transactions, Latham & Watkins LLP shall provide (and the Seller Parties shall instruct Latham & Watkins LLP to provide) appropriately redacted versions of such communications, files or work product to Purchaser or its Affiliates, including the Company Group. Notwithstanding the foregoing, in the event of a Proceeding between Purchaser or its Affiliates (including the Company Group) and a Person other than the Seller Parties and their Affiliates, Purchaser or such Affiliate may assert the attorney-client privilege, the work product privilege or any other applicable privilege or immunity to prevent disclosure of any Protected Information in such Proceeding. SECTION 12.16 No Recourse. All claims, obligations, Liabilities, or causes of action (whether in contract or in tort, in Law or in equity, or granted by statute) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement, or the negotiation, execution, or performance of this Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement) or the related Transactions, including the Debt Financing, and other transactions contemplated by the Debt Financing Commitment, may be made only against (and such representations and warranties are those solely of) a Party and then only with respect to the specific obligations set forth herein with respect to such Party. No Person who is not a Party, including any current, former or future Debt Financing Source Party or Purchaser Related Party, Representative, incorporator, member, partner, manager, stockholder, Affiliate or assignee of, and any lender to, any Party, or any current, former or future Representative, incorporator, member, partner, manager, stockholder,

98 Affiliate or assignee of, and any lender to, any of the foregoing (collectively, but for the avoidance of doubt excluding the Parties, the “Nonparty Affiliates”), shall have any Liability (whether in contract or in tort, in Law or in equity, granted by statute or by piercing of the veil) for any claims, causes of action, obligations or Liabilities arising under, out of, in connection with, or related in any manner to this Agreement or based on, in respect of, or by reason of this Agreement or the related Transactions, including the Debt Financing and the other transactions contemplated by the Debt Financing or the Debt Financing Commitment, or its negotiation, execution, performance, or breach and, to the maximum extent permitted by Law, each Party hereby waives and releases all such Liabilities, claims, causes of action, and obligations against any such Nonparty Affiliates in each case. [Remainder of page intentionally left blank.]

[Signature Page to Stock Purchase Agreement] IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first written above. DRIVEN BRANDS, INC. By: /s/ Scott O’Melia Name: Scott O’Melia Title: Executive Vice President & Secretary SHINE ACQUISITION CO LIMITED By: /s/ Scott O’Melia Name: Scott O’Melia Title: Director ROSE MIDCO LIMITED By: /s/ Scott O’Melia Name: Scott O’Melia Title: Director BOING US HOLDCO, INC. By: /s/ Scott O’Melia Name: Scott O’Melia Title: Executive Vice President & Secretary EXPRESS CAR WASH OPERATIONS, LLC By: /s/ Jose Costa Name: Jose Costa Title: Chief Executive Officer

Exhibit H – 1 ANNEX A DEFINITIONS “$” means lawful money of the United States of America. “Accounting Principles” means the accounting practices, policies, and methodologies set forth in Annex C. “Acquisition” means the sale by Parent to Purchaser, and the purchase by Purchaser from Parent, of all of the Interests. “Affiliate” means, with respect to any specified person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For purposes of this definition, “control”, when used with respect to any specified person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by Contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing. For the avoidance of doubt, the Company Group shall be an Affiliate of the Seller Parties prior to the Closing and shall be an Affiliate of Purchaser from and after the Closing. “Anti-Corruption Laws” means all Laws dealing with or related to bribery or corruption, including, to the extent applicable to a Person, the U.S. Foreign Corrupt Practices Act of 1977, the U.K. Bribery Act 2010, and any Law implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Transactions. “Antitrust Law” means any applicable supranational, national, federal, state, provincial, local and foreign statutes, rules, regulations, orders, decrees, administrative and judicial doctrines and other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition. “Associate” means, with respect to any Person, any relative of such Person, any entity or business organization in which such Person owns, directly or indirectly, any beneficial interest, or any trust or estate as to which such Person serves as a trustee or in a similar capacity. “Base Purchase Price” means $385,000,000. “Benefit Plan” means any “employee benefit plan” (as defined in Section 3(3) of ERISA, whether or not subject thereto) and any other plan, program, policy, practice, agreement, or arrangement providing for benefits or compensation, including employment, consulting or independent contractor agreements, severance or other termination or transition benefits, retention benefits, transaction, change in control or sale benefits, profit-sharing, bonuses, stock options, stock appreciation, stock purchase, other equity or equity-related compensation, incentives, deferred compensation, change-in-control benefits, paid time off benefits, health, medical, dental, vision, disability, employee assistance, tuition, vacation, hospitalization or flexible spending benefits, post-employment, retirement or pension benefits, fringe benefits, and tax gross-up or employee loan benefits, in each case, (a) that is sponsored, maintained, contributed to or required

2 to be contributed to by (i) any member of the Seller Group for the benefit of any Business Service Provider (or his or her beneficiary or eligible dependents), or (ii) any member of the Company Group, or (b) with respect to which any member of the Company Group has or could reasonably be expected to have any Liability (including Liability on account of an ERISA Affiliate). “Blanding Lease” means that certain Master Land and Building Lease Agreement, dated as of June 29, 2023, by and between the Company and FCPT Holdings, LLC, for certain premises located at 787 Blanding Blvd, Orange Park, FL. “Blanding Site” means the Pipeline Site located at 787 Blanding Blvd., Orange Park, FL 32065. “Business Benefit Plan” means any Benefit Plan that is (i) sponsored by any member of the Company Group or (ii) maintained exclusively for the benefit of the Business. “Business Day” means any day, other than a Saturday or a Sunday, on which commercial banks are not required or authorized to close in New York City. “Business Employee” means any employee of the Seller Group (including the Company Group) who is employed in connection with the Business and is identified on the Business Employees Schedule and each person hired after the date hereof to provide services exclusively in connection with the Business (to the extent such hiring is permitted under Section 5.02(b)). “Business Service Provider” means (a) each Business Employee and (b) each other natural person that is a current (or, solely for purposes of Section 2.14(e) and Section 2.14(f), former) employee, officer, director, consultant or independent contractor who provides or provided services to any member of the Seller Group or any member of the Company Group in connection with the Business whose (i) employment or services is intended to transfer to Purchaser or one of its Affiliates (including the Company Group) at or following the Closing or (ii) in respect of whom Purchaser or any of its Affiliates (including the Company Group) would reasonably be expected to have any Liability following the Closing in respect of such natural person’s employment or service to the Seller Group or the Company Group prior to the Closing. “Capital Securities” means (a) in the case of a corporation, any and all shares (however designated) of capital stock of such corporation, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock of such association or business entity, (c) in the case of a partnership or limited liability company, any and all partnership or membership interests (whether general or limited) of such partnership or limited liability company, (d) in any case, any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person or the right to vote on, approve or consent to matters submitted to the holders of equity securities of the issuing Person for vote, approval or consent (as applicable) and (e) in any case, any right to acquire any of the foregoing (including by exchange or conversion of other securities). “CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act of 2020, as amended and any similar or successor legislation in any U.S. jurisdiction, and any official

3 guidance issued thereunder and any other applicable Law or executive order or executive memo (including the Memorandum on Deferring Payroll Tax Obligations in Light of the Ongoing COVID-19 Disaster, dated August 8, 2020) intended to address the consequences of COVID-19, including IRS Notices 2020-22, 2020-65 and 2021-11. “Cash” means, as of any time of determination, and without duplication of any component, an amount equal to (a) the aggregate amount of cash and cash equivalents (to the extent readily convertible into cash within ninety (90) days of the Closing Date) held by the Company Group plus (b) the aggregate amount of checks and drafts deposited for (but not yet credited to) the account of the Company Group (expressly excluding, for purposes of determining the Final Purchase Price, any checks or drafts that have not cleared as of the date that is ninety (90) days following the Closing) minus (c) the aggregate amount of uncleared checks, transfers, wires and drafts issued by the Company Group, in each case, as of such time and determined and calculated in accordance with the Accounting Principles; provided that Cash shall exclude all Restricted Cash. “CERCLA” means the Federal Comprehensive Environmental Response, Compensation, and Liability Act of 1980. “Closing Date Purchase Price” means the Purchase Price calculated using the estimates included in the Estimated Statement. “COBRA” means Part 6 of Subtitle B of Title I of ERISA, Section 4980B of the Code and any similar state Law. “Code” means the U.S. Internal Revenue Code of 1986, as amended. “Company Group” means, collectively, the Company and each Company Subsidiary (and members of the Company Group may refer to any one of the Company or any Company Subsidiary as the context may require). “Company Internal Reorganization” means the restructuring transactions set forth in Annex E. “Company Material Adverse Effect” means any change, effect, development, event or occurrence that, individually or in the aggregate, (x) has had or would reasonably be expected to have a material adverse effect on the assets, liabilities, condition (financial or otherwise) or results of operations of the Company Group, taken as a whole, or (y) has prevented or would reasonably be expected to prevent the Seller Parties from consummating the Transactions prior to the Outside Date; provided, however, “Company Material Adverse Effect” shall exclude, solely with respect to the immediately foregoing clause (x), any such change, effect, development, event or occurrence to the extent resulting from (a) any change, effect, event or occurrence in the credit, financial or capital markets or the economy in general, including changes in interest or exchange rates, (b) any change, effect, event or occurrence in political conditions, (c) any change, effect, event or occurrence in applicable Law or GAAP, or the interpretation or enforcement of any of the foregoing, in each case, after the date hereof, (d) the execution and delivery of this Agreement or any Other Transaction Document, the consummation of the transactions contemplated hereby or thereby, the identity of Purchaser or its Affiliates, or the announcement or other publicity with

4 respect to any of the foregoing (including the impact thereof on relationships, contractual or otherwise, with customers, suppliers, distributors, partners, employees, labor unions or regulators), (e) any act or threat of terrorism, sabotage, military action or war (whether or not declared) or any escalation or worsening of the foregoing, any hurricane, flood, tornado, earthquake, pandemics or natural disaster, or any national or international calamity or crisis, (f) any disease outbreak, including any worsening thereof and any government actions taken in response thereto, (g) any action by any member of the Seller Group, which action or inaction is expressly required by this Agreement or any of the Other Transaction Documents or is consented to or requested by Purchaser in writing after the date hereof, or (h) any failure of the Company to meet any internal or external forward-looking projection, estimate, budget, prediction, plan, milestone or forecast (it being understood that the underlying change, effect, event, development or occurrence that caused such failure may be deemed to constitute, or be taken into account in determining whether there has been or will be, a Company Material Adverse Effect, unless such underlying cause would otherwise be excepted from this definition), except in the case of each of the immediately foregoing clauses (a), (b), (c), (e) and (f), such change, effect, event, development or occurrence shall not be excluded to the extent that the Company Group or the Business is disproportionately affected thereby as compared with other companies or participants in the industry or geographies in which the Company Group or the Business operates. “Company Subsidiaries” means each of the Company’s Subsidiaries. “Confidentiality Agreement” means that certain confidentiality agreement, dated May 16, 2024, entered into by and between DBI and Purchaser. “Contract” means any agreement, contract, lease, sublease, license, sublicense, indenture, mortgage, deed of trust, instrument or other commitment or arrangement, in the case of each of the foregoing, whether written or oral and whether express or implied. “Crown Point Lease” means that certain Commercial Sublease Agreement, dated as of September 30, 2024, by and between the Company and Take 5 Properties SPV LLC, for certain premises located at 1494 Main St., Crown Point, IN 46307. “Crown Point Site” means the Pipeline Site located at 1494 Main St., Crown Point, IN 46307. “Disclosure Schedule” means the Sellers’ disclosure schedule attached hereto. “Environmental Law” means any applicable Law in effect as of or prior to the Closing Date and relating to human health and safety (as such relates to exposure to Hazardous Materials), pollution or protection of the environment, including all those relating to the generation, storage, treatment, transportation, disposal, cleanup, release or threatened release of, or exposure to, any Hazardous Materials. “Environmental Permit” means any license, certificate, permit, authorization, registration or approval required under any applicable Environmental Law. “ERISA” means the Employee Retirement Income Security Act of 1974.

5 “ERISA Affiliate” means any Person that at any relevant time is or was treated as a “single employer” with any member of the Seller Group (including any member of the Company Group) under Section 414(b), (c), (m), or (o) of the Code. “Estimated Substantial Completion Amount” means the estimated remaining cost to Substantially Complete each of the Specified Sites (if any) as of the later of June 30, 2025 or the date that is ninety (90) days following the Closing Date; provided that, for purposes of calculating the amount of Funded Debt for purposes of the Estimated Statement, the Estimated Substantial Completion Amount shall be deemed to be $0. “Evaluation Material” has the meaning ascribed to such term in the Confidentiality Agreement. “Excluded Capital Lease” means that certain Facility Lease, dated as of September 14, 2020, by and between IMO US West, LLC and K-Way, LLC, for certain premises located at 21435 E Quincy Ave, Aurora, CO 80015, as supplemented by that certain Assignment and Assumption of Lease, by and between K-Way, LLC and Dig Carwash Aurora, LLC. “Export Control Laws” means (i) all trade, export control, import and antiboycott Laws imposed, administered or enforced by the U.S. government, including the Arms Export Control Act (22 U.S.C. § 1778), the Export Control Reform Act of 2018 (50 U.S.C § 4801), the International Emergency Economic Powers Act (50 U.S.C. § 1701), Section 999 of the Internal Revenue Code, Title 19 of the U.S. Code, the ITAR, the Export Administration Regulations (15 C.F.R. Parts 730-774), the U.S. customs regulations at 19 C.F.R. Chapter 1, and the Foreign Trade Regulations (15 C.F.R. Part 30), and (ii) all applicable trade, export control, import and antiboycott Laws imposed, administered or enforced by any other country, except to the extent inconsistent with the Laws of the United States. “Final Purchase Price” means the Purchase Price as finally determined in accordance with Section 1.04. “Fraud” means, with respect to any party hereto, an actual and intentional fraud under the laws of the State of Delaware by such party with respect to the making of representations and warranties contained in this Agreement or any Other Transaction Document by such party and not with respect to any other matters; provided that such actual and intentional fraud of such party specifically excludes any statement, representation or omission made negligently or recklessly. For the avoidance of doubt, the term “Fraud” does not include any claim for constructive fraud or any other fraud claim based on negligence or recklessness. “Funded Debt” means, as of any time of determination, without duplication of any component, with respect to the Company Group: (a) all obligations in respect of indebtedness for borrowed money or indebtedness evidenced by notes, debentures, bonds or other similar instruments or Contracts, (b) the amount (including breakage costs) required to settle all obligations of the Company Group under interest rate, currency, swap or other hedging arrangements, (c) all Liabilities evidenced by letters of credit, performance, payment, bid or surety bonds, bank guarantees and similar instruments (but only to the extent drawn), (d) any Liabilities to any Person in the Seller Group (other than any Liability to (i) any member of the Company

6 Group or (ii) to the Seller Group in connection with any Surviving Intercompany Sublease to the extent that such Liabilities (A) are required to be performed after the Closing Date, (B) were incurred in the ordinary course of business, (C) are not past due and (D) do not relate to any failure to perform, improper performance, warranty or other breach, default or violation by any member of the Company Group on or prior to the Closing Date), including all obligations of the Company in respect of accrued or unpaid dividends, (e) all Liabilities in respect of guarantees of obligations of the type described in clauses (a) through (c), (d) or (h) of any other Person (including guaranties in the form of an agreement to repurchase or reimburse), (f) all Liabilities for (i) Standalone Income Taxes that are unpaid as of the Measurement Time and (ii) the employer’s share of all employment, payroll and similar Taxes of the Company Group for Pre-Closing Tax Periods deferred pursuant to the CARES Act or Payroll Tax Executive Order, (g) the aggregate amount of (i) any deferred compensation or defined contribution plan Liabilities (including any unpaid matching or other employer contributions) and any Liabilities (including withdrawal Liabilities) in connection with defined benefit pension, multiemployer pension, post-retirement health, welfare benefit and annual or other deferred or long-term compensation obligations, whether or not accrued, (ii) any severance obligations or post-employment benefit obligations owed or payable to any employee, officer, director, independent contractor or other service provider of such Person whose employment or service has been terminated at or prior to the Closing, (iii) any unpaid bonuses as of the Closing with respect to calendar year 2024, whether or not accrued, and (iv) the employer portion of any employment, payroll, and similar Taxes or other statutorily required payments payable with respect to the Liabilities described in the immediately foregoing clauses (i) through (iii), in each case, to the extent Purchaser has an obligation to pay or reimburse any of the amounts set forth in the foregoing clauses (i) – (iv) (including pursuant to the Employee Leasing Agreement), (h) any Liabilities for the deferred or unpaid purchase price of property, assets, securities or services, including “earn-outs” and “seller notes”, post-closing true-up obligations and other similar payments payable with respect to the acquisition of any business, assets or securities, in each case, calculated as the maximum amount payable under or pursuant to such obligation (other than with respect to post-closing true-up obligations), in each case, excluding trade payables that were incurred in the ordinary course of business, are not past due and are included in Working Capital, (i) accounts payable balances aged over one hundred twenty (120) days, (j) any Liabilities under leases recorded (or required to be recorded under GAAP) as capital or financial leases, as obligor, guarantor or otherwise (but excluding, for the avoidance of doubt, the Excluded Capital Lease), (k) unpaid management fees (including travel expenses for individuals on the board of directors or similar governing body of any member of the Company Group), (l) any Liabilities for development, broker or finders’ fees or similar payment obligations payable to any person with respect to any real property or the operation of the Business thereon, (m) the Estimated Substantial Completion Amount, and (n) any accrued or unpaid interest, prepayment penalties, breakage costs, charges, premiums, fees or other amounts that are or would be due (including with respect to early termination) in connection with or as a result of the payment, discharge or prepayment and satisfaction in full of any of the obligations referred to in the foregoing clauses (a) through (m) solely to the extent not already included in such of the foregoing clauses (a) through (m); provided, that in no event shall Funded Debt include obligations arising under or with respect to Unpaid Company Transaction Expenses. “GAAP” means generally accepted accounting principles in the United States as in effect (i) with respect to financial information for periods on or after the Closing Date, as of the date of this Agreement and (ii) with respect to financial information for periods prior to the Closing

7 Date, as of such applicable time. “Governmental Entity” means any national, supranational, federal, state, municipal, provincial or local (a) government, quasi-governmental or political subdivision or any division, agency, commission, authority or instrumentality thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of government, (b) arbitration tribunal (public or private) or (c) court or judicial authority, in each case, whether U.S. or foreign. “Guarantee” means any guarantee, indemnity, banker’s acceptance, surety bond, letter of credit or similar assurance of credit support. “Hartford GIA” means that certain General Indemnity Agreement dated November 16, 2021, by the Company, Driven Brands Holdings Inc., and IMO US South, LLC, in favor of The Hartford Financial Services Group, Inc. and certain of its Affiliates. “Hazardous Material” means any petroleum or petroleum product, radioactive material or waste, asbestos in any form, urea formaldehyde foam insulation, polychlorinated biphenyls, per- and polyfluoroalkyl substances, radon, toxic mold, 1,4-dioxane, or other chemical, material, substance or waste that is prohibited, limited or regulated, or subject to investigation or cleanup under any Law or by any Governmental Entity due to its dangerous or deleterious properties or characteristics. “Income Taxes” means any Taxes based on or measured by reference to gross or net income or receipts, including any gross receipts Tax, franchise Tax, commercial activity Tax or business and occupations Tax (to the extent, in each case, such Tax is imposed in lieu of an income Tax). “Injunction” means any temporary restraining order, preliminary or permanent injunction or other judgment, decision, order or decree, settlement, conciliation, writ, stipulation, determination, ruling, quasi-judicial decision or award, or administrative decision or award entered, issued or granted by or with any Governmental Entity. “Intellectual Property” means all intellectual property worldwide, including: (i) patents and patent applications, together with all reissues, continuations, continuations-in-part, revisions, divisionals, extensions and reexaminations in connection therewith; (ii) trademarks, service marks, trade dress, logos, slogan, and other indicia of origin, together with any applications for registration, registrations and renewals of, and the goodwill of the Business associated with, any of the foregoing (collectively, the “Marks”); (iii) Internet domain names and social media account names; (iv) copyrights, together with any applications for registration, registrations and renewals of any of the foregoing; (v) trade secrets and other rights in confidential or proprietary information, including rights in know-how, inventions, formulae, processes, methods and technology; and (vi) intellectual property rights in software and databases. “Inventory” means parts, spare parts, supplies (including chemicals) and other inventories. “Investment” as applied to any Person means any (a) direct or indirect purchase or

8 other acquisition by such Person of any notes, obligations, instruments, Capital Securities or other ownership interest (including joint venture interests) of any other Person and (b) loan or capital contribution by such Person to any other Person. “IT Assets” means the computers, computer software, code, firmware, servers, workstations, routers, hubs, switches, networks, data communications lines and all other information technology equipment owned or used by the Company Group in the conduct of the Business, including all terminals, systems, hardware, servers, software and software licenses, interfaces, platforms and related systems, and services related to any point of sale system. “ITAR” means the International Traffic in Arms Regulations, 22 Code of Federal Regulations § 120 et seq. “Kansas Bonds” means, collectively, (a) Bond No. 20BSBJD4333 related to the release of a lien recorded in Butler County, Kansas, (b) Bond No. 20BSBJD4335 related to the release of a lien recorded in Butler County, Kansas, (c) Bond No. 20BSBJE6904 related to the release of a lien recorded in Butler County, Kansas, (d) Bond No. 20BSBJD4332 related to the release of a lien recorded in Butler County, Kansas, (e) Bond No. 20BSBJD4334 related to the release of a lien recorded in Butler County, Kansas (Pending Cancellation), (f) Bond No. 20BSBJD4330 related to the release of a lien recorded in Butler County, Kansas, (g) Bond No. 20BSBJF0345 related to the release of a lien recorded in Butler County, Kansas, (h) Bond No. 20BSBJE6882 related to the release of a lien recorded in Sedgwick County, Kansas, (i) Bond No. 20BSBJG5424 related to the release of a lien recorded in Sedgwick County, Kansas, (j) Bond No. 20BSBJG5423 related to the release of a lien recorded in Sedgwick County, Kansas, (k) Bond No. 20BSBJE6884 related to the release of a lien recorded in Sedgwick County, Kansas, (l) Bond No. 20BSBJE6885 related to the release of a lien recorded in Sedgwick County, Kansas and (m) Bond No. 20BSBJG5420 related to the release of a lien recorded in Sedgwick County, Kansas. “Knowledge” means, with respect to Purchaser, the actual knowledge of David Quick, Hank Snoh or Brian Minkus and such knowledge as such persons would be expected to have assuming reasonable inquiry. “Knowledge of Seller” means the actual knowledge of Daniel Rivera, Tim Austin, Mike Diamond and Scott O’Melia and such knowledge as such persons would be expected to have assuming reasonable inquiry. “Law” means any law (including any common law), statute, rule, ordinance, regulation, constitution, treaty, or other legal requirement or acts of any Governmental Entity and any Injunction. “Liabilities” means any liability, obligation, indebtedness, debt, deficiency, interest, Tax, penalty, fine, claim, demand, judgment, cause of action, or other loss (including loss of benefit or relief), cost or expense of any kind or nature whatsoever, whether known or unknown, suspected or unsuspected, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, whether or not foreseeable, and whether due or become due and regardless of when asserted. “License Agreement” means, the license agreement to be entered into by a member

9 of the Seller Group (other than the Company Group) to be designated by DBI and the Company, in substantially the form of Exhibit B. “Losses” means losses, claims, damages, Liabilities, Taxes, fees, fines, penalties or expenses (including reasonable legal fees and expenses). “Marks” has the meaning set forth in the definition of “Intellectual Property” in this Annex A. “Measurement Time” means 12:01 a.m., New York City time, on the Closing Date. “Monthly Closing Deliverables” means, with respect to any applicable calendar month, (a) updated versions of each of the Company Group’s site-level database, site-level membership waterfall, membership update and P&L package, (b) summary of inventory count at the Company Group’s warehouses for such calendar month and (c) an employee turnover report for the Business for such calendar month, in each case, substantially the form attached as Exhibit G. “Non-Recourse Party” means, with respect to a Party, any of such Party’s former, current and future equityholders, controlling Persons, directors, officers, employees, agents, representatives, Affiliates, members, managers, general or limited partners or assignees (or any former, current or future equity holder, controlling Person, director, officer, employee, agent, representative, Affiliate, member, manager, general or limited partner or assignee of any of the foregoing). “ordinary course of business” or any similar expression means, with respect to any member of the Company Group, in the ordinary course of such Person’s business consistent with past custom and practice (including with respect to quantity and frequency). “Organizational Documents” means: (a) the articles or certificate of incorporation and the bylaws of a corporation; (b) the partnership agreement and any statement of partnership of a general partnership; (c) the limited partnership agreement and the certificate or articles of limited partnership of a limited partnership; (d) the limited liability partnership agreement and the certificate or articles of limited liability partnership of a limited liability partnership; (e) the operating agreement or limited liability company agreement and the articles of organization or certificate of formation of a limited liability company; (f) any charter or similar document adopted or filed in connection with the creation, formation or organization of a Person; (g) any Contracts between equityholders relating to the organization or governance of any Person; and (h) any amendment or supplement to any of the foregoing. “Other Transaction Documents” means the Transaction Documents other than this Agreement. “Out-of-Scope Bonding Liabilities” means any Liabilities of the Company Group from time to time under the Hartford GIA in respect of the Kansas Bonds or any other bonds that are issued from time to time to support obligations, or relating to assets or properties, of the Seller Group from and after the Closing.

10 “Payoff Letter” means a customary payoff letter with respect to any Repaid Indebtedness, each in form and substance reasonably acceptable to Purchaser and the Debt Financing Sources, (i) setting forth the amounts payable to the lender thereof necessary to satisfy all such Repaid Indebtedness as of the Closing and (ii) terminating and releasing any Liens related thereto. “Payroll Tax Executive Order” means the Presidential Memorandum on Deferring Payroll Tax Obligations in Light of the Ongoing COVID-19 Disaster, as issued on August 8, 2020, and including any administrative or other guidance published with respect thereto by any Governmental Entity (including IRS Notice 2020-65). “Permit” means any license, certificate, permit, authorization, registration, consent, certificate, order, accreditation, franchise, variance or approval. “Permitted Lien” means any (i) mechanics’, carriers’, workmen’s, repairmen’s, materialmen’s or other similar lien arising or incurred in the ordinary course of business for amounts that are not yet due and payable, (ii) Lien incurred in the ordinary course of business to secure the payment of any obligation in respect of workmen’s compensation, unemployment or other social security obligation, (iii) Lien to secure the performance of any bid, tender, lease, contract, public or statutory obligation, surety, stay or appeal bond or other similar obligation arising in the ordinary course of business not in connection with any Funded Debt, (iv) Lien under any original purchase price conditional sales contract or equipment lease entered into in the ordinary course of business, (v) Lien for any Tax, assessment and other governmental charge that is not yet due and payable or for which adequate reserves have been established in the Latest Balance Sheet in accordance with GAAP, (vi) Real Property Permitted Lien, (vii) Lien created by any action taken at the written direction of, or as requested in writing by, Purchaser or any of its Affiliates, or (viii) any Lien set forth on the Permitted Lien Schedule. “Person” means any individual, firm, corporation, partnership, limited liability company, trust, joint venture, Governmental Entity or other entity. “Personal Data” means information in any medium that alone or in combination with other information allows the identification of an individual person, device, or household. For clarity, Personal Data includes any information that is considered “personally identifiable information,” “personal information,” “personal data” or any similar term by any applicable Privacy Laws. “Personal Property” means, with respect to any Person, all of the personal property (or interests therein owned, leased, used or controlled by such Person (as the context may require)), including machinery, tools, equipment (including office equipment and supplies), furniture, furnishings, fixtures, vehicles and leasehold improvements. “PPACA” means the Patient Protection and Affordable Care Act, including the Health Care and Education Reconciliation Act of 2010. “PPP” means the Paycheck Protection Program, pursuant to the CARES Act, as amended.

11 “Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date and, with respect to any Straddle Period, the portion of such Straddle Period through the end of the Closing Date. “Privacy Laws” means any applicable Laws relating to the processing of Personal Data, data or IT Assets security, data breach notification, and the cross-border transfer of Personal Data. “Proceeding” means any lawsuit, claim, cause of action, charge, suit, action, arbitration, investigation, assessment, petition, audit or proceeding (including any arbitration proceeding), litigation, orders, complaint, subpoena, hearing, grievance, examination, demand, settlement, inquiry or claim (whether civil, criminal, administrative, arbitral, judicial or otherwise, and whether at law or in equity). “Public Official” means (i) any elected or appointed government official, officer, employee or Person acting in an official or public capacity on behalf of a Governmental Entity, (ii) any official or employee of a Governmental Entity or non-governmental international organization, (iii) any employee or other Person acting for or on behalf of any entity that is wholly or partially government owned or controlled by a Governmental Entity, (iv) any Person exercising legislative, administrative, judicial, executive or regulatory functions for or pertaining to a Governmental Entity (including any independent regulator), (v) any political party official, officer, employee or other Person acting for or on behalf of a political party and (vi) any candidate for public office. “Purchase Price” means an amount, calculated as of the Measurement Time, equal to (i) Base Purchase Price plus (ii) Cash, minus (iii) Funded Debt, minus (iv) Unpaid Company Transaction Expenses, minus (v) the amount, if any, by which Working Capital is less than the Target Working Capital, plus (vi) the amount, if any, by which Working Capital is greater than the Target Working Capital; provided that, notwithstanding the foregoing, for purposes of determining the Purchase Price (including for purposes of preparing the Estimated Statement and the Statement), (a) Cash shall be reduced by the aggregate amount of any payments made from the Measurement Time through the Closing except to the extent made in satisfaction of any liability included in Working Capital, an Unpaid Company Transaction Expense or Funded Debt that is accounted for as a reduction to Purchase Price, and (b) Funded Debt or Unpaid Company Transaction Expenses incurred after the Measurement Time shall be deemed to have been incurred as of the Measurement Time, unless there is a corresponding and equal increase in Cash delivered at the Closing. “Purchaser Material Adverse Effect” means any change, effect, development, event or occurrence that has a material adverse effect on the ability of Purchaser to (a) consummate the Transactions or (b) perform its obligations under this Agreement or any of the Other Transaction Documents, in each case, in a timely manner. “Purchaser Related Parties” means Purchaser, Sponsor and each of their respective former, current or future general or limited partners, managers, members, directors, officers, employees, other Representatives, Affiliates, direct or indirect equityholders, controlling persons, successors and assigns.

12 “Purchaser Senior Employee” means any employee of Purchaser or any of its Subsidiaries that is a member of Purchaser’s executive leadership. “Real Property Permitted Lien” means any (a) Lien that has been placed by any developer, fee owner (or owner of a superior estate), landlord or other third party (other than any member of the Seller Group) on any (i) Leased Real Property or (ii) property over which the Company has easement rights, in each case, together with any subordination or similar agreements relating thereto, in each case, that do not, individually or in the aggregate, materially impair the continued use and operation of such real property by the Company Group, (b) statutory or contractual rights of any landlord, sublandlord or similar party (including pursuant to the Leases), (c) applicable zoning, building code, land use or any other similar applicable Law that is not being violated in any material respect by the current use or occupancy by the Company Group of the applicable Real Property subject thereto, (d) matter that would be shown by a current, accurate survey or physical inspection of any Owned Real Property or any Leased Real Property that do not, individually or in the aggregate, materially impair the continued use and operation by the Company Group of such Real Property to which such Lien relates in the conduct of the Business as presently conducted, (e) matters of record (provided the same does not secure indebtedness that is not permitted hereunder or that will not be repaid by the Closing Date), or (f) title defect, encroachment, easement, covenant or right-of-way, in each case that does not, individually or in the aggregate, materially impair the continued use and operation by the Company Group of the Real Property to which such matter relates in the conduct of the Business as presently conducted. “Records” means all books, records and documents, in any form or medium, including (a) books of account, (b) ledgers, (c) general, financial and accounting records, (d) files, (e) invoices, (f) lists of customers and suppliers, (g) other distribution lists, (h) billing records, (i) sales and promotional literature, (j) manuals and (k) correspondence, in each case, in any form or medium; provided, that this term shall not include any Tax Return. “Related Party” means, with respect to any Person, (a) any current or former officer, director, manager, employee, equityholder or Affiliate of such Person, and (b) any Associate of any such Person in the foregoing clause (a). “Release” means any spill, emission, leaking, dumping, injection, pouring, disposal, discharge or leaching into the environment (including ambient air, surface water, groundwater, land surface or subsurface strata). “Repaid Indebtedness” means indebtedness of the type described in clause (a) of the definition of Funded Debt (excluding, for the avoidance of doubt, any “seller notes”). “Required Financial Information” means (1) the Financial Statements and (2) for each fiscal quarter ending after the Latest Balance Sheet Date and at least seventy (70) days (with respect to Q4 2024) or fifty (50) days (with respect to Q1, Q2 and Q3 2025) prior to the Closing Date, the unaudited consolidated balance sheet and the related unaudited consolidated statements of operations of the Business for the period then-ended. “Representative” means, with respect to any specified Person, any officer or director (or persons holding comparable positions), employee, consultant, independent contractor,

13 subcontractor, leased employees, volunteers, temporary workers, attorney, auditor, financial or other advisor, direct or indirect equityholders, controlling Persons, or other agent, representative, executor, heir, successor or permitted assigns of such specified person. “Restricted Cash” means any cash or cash equivalents that are (a) subject to restrictions or limitations on use or distribution by Law or Contract, including restrictions on dividends, (b) subject to Taxes on use or repatriation to the United States by Law, Contract or otherwise, in each case, only to the extent of Taxes on use or repatriation to the United States of such cash or cash equivalents or (c) held as collateral or deposits (excluding customer deposits) by any member of the Company Group or provided as collateral or a deposit by any member of the Company Group with any other Person (including deposits made by any member of the Company Group with any vendors and security deposits made or held by any member of the Company Group, but excluding security deposits recorded in GL 13105 – Security Deposits); provided that, for the avoidance of doubt, the security deposits recorded in GL 13105 – Security Deposits shall be accounted for in the determination of Working Capital and shall not be considered Cash. “Sanctioned Country” means at any time, a country or territory that is itself the target of comprehensive Sanctions, including Cuba, Iran, North Korea, Syria, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, and the Crimea region of Ukraine. “Sanctioned Person” means (a) any Person that is subject to Sanctions or listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, the United Nations Security Council, Canada, the European Union, any member state of the European Union, or the United Kingdom, (b) any Person operating, organized, or resident in a Sanctioned Country, (c) the government of a Sanctioned Country or the Government of Venezuela, or (d) any Person 50% or more owned or controlled by any such Person or Persons or acting for or on behalf of such Person or Persons. “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, Canada, the European Union, any European Union member state or His Majesty’s Treasury of the United Kingdom. “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. “Seller Benefit Plan” means any Benefit Plan that is not a Business Benefit Plan. “Seller Credit Agreement” means a credit agreement in a form reasonably acceptable to Purchaser and Sellers and with terms consistent with those set from on Exhibit F attached hereto (including, for the avoidance of doubt, the “PIK Facility Documentation Provisions” set forth therein). “Seller Group” means Driven Brands Holdings Inc., a Delaware corporation, and its Subsidiaries.

14 “Seller Group Senior Employee” means any employee of the Seller Group that is a member of the Seller Group’s executive leadership. “Seller Note” means the Seller Note in the form attached hereto as Exhibit E. “Seller Note Amount” means $130,000,000 minus the Ticking Fee Amount (if any). “Seller Tax Group” means any consolidated, combined, unitary or similar Tax group of which any member of the Seller Group (other than a member of the Company Group) is the common parent. “Seller Tax Group Tax Returns” means any Tax Return of a Seller Tax Group. “Seller Tax Group Taxes” means any (i) Taxes for which any member of the Company Group is liable as a result of being a member of any Seller Tax Group during any Pre- Closing Tax Period (including any such Taxes of the Company Group for any Pre-Closing Tax Period) and (ii) Taxes (including Transfer Taxes) of any member of the Seller Group (including with respect to any Pre-Closing Tax Period, the members of the Company Group) arising out of the Company Internal Reorganization. “Services Period” has the meaning set forth in the Employee Leasing Agreement. “Solvent” means, as of any time of determination, and with respect to any specified Person, that (i) the aggregate value of the combined assets of such Person and its Subsidiaries (determined and calculated in accordance with GAAP) will exceed the aggregate value of the combined liabilities of such Person and its Subsidiaries (determined and calculated in accordance with GAAP) and (ii) such Person and its Subsidiaries have not incurred combined liabilities (determined and calculated in accordance with GAAP) beyond their collective ability to pay such liabilities as such liabilities mature. “Specified Sites” means (a) the Blanding Site and (b) the Crown Point Site. “SSG” means Oaktree Special Situations Fund III AIV (Cayman), L.P., a limited partnership formed under the laws of the Cayman Islands. “Standalone Income Taxes” means any Income Taxes of or imposed on the Company Group for any Pre-Closing Tax Period (including, for the avoidance of doubt, any Income Taxes resulting from the Transactions, but excluding any Seller Tax Group Taxes), solely in respect of those jurisdictions in which the Company Group is currently filing Tax Returns with respect to Income Taxes of the Company Group and for which an Income Tax Return has not become due; provided that such Standalone Income Taxes shall (a) not be less than zero in the aggregate, (b) take into account any net operating loss carryforwards, or other tax attributes available to offset income with respect to the applicable Pre-Closing Tax Period, (c) take into account all Transaction Tax Deductions as accrued and deductible in the final Pre-Closing Tax Period, (d) be determined in accordance with the past practice of the Company Group, (e) include all offsets or reductions with respect to prepayments, payments of estimated Taxes, available credits or overpayments of Tax made prior to the Closing, (f) exclude any Taxes attributable to

15 transactions occurring on the Closing Date after the time of the Closing outside the ordinary course of business and (g) in the case of a Straddle Period, shall be allocated as prescribed in Section 7.06(i); provided, that Standalone Income Taxes shall not include (i) any Seller Tax Group Taxes and (ii) in accordance with Section 7.06(m)(i), any Income Taxes of the Company Group arising on the Closing Date after the Closing. “Straddle Period” means a taxable period beginning on or before the Closing Date and ending after the Closing Date. “Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (a) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof, or (b) if a limited liability company, partnership, association or other business entity, a majority of the membership, partnership or other similar ownership interest therein for purposes of either an economic or voting interest is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of such Person or a combination thereof. “Substantially Complete” or “Substantial Completion” shall mean, with respect to the Specified Sites: (a) that all work required to complete the improvements at the Specified Site is complete (provided, however, that any signage may be temporary in nature), (b) that the Specified Sites have each obtained a certificate of occupancy (or similar) and (c) the Specified Sites are fully stocked and staffed and open for business to the public for the initially intended use. “Target Working Capital” means negative $29,233,164. “Tax” means (a) any federal, state, provincial, local or non-U.S. taxes, charges, fees, levies, duties, customs or other similar assessments or Liabilities in the nature of a tax, including any income, gross receipts, branch profits, license, payroll, employment, excise, severance, stamp, occupation, premium, environmental, customs duties, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, registration, ad valorem, value added, alternative or add-on minimum or estimated tax or other tax, charge, fee, levy, duty, custom or other similar assessment or Liability in the nature of a tax and denominated by any name whatsoever, including any interest, penalty, or additional amount imposed with respect thereto and in each case, (b) any and all Liabilities for amounts described in clause (a) imposed as a result of being a member of an affiliated, consolidated, combined or unitary group, and (c) any and all Liabilities for amounts described in clause (a) or (b) of any Person payable as a transferee or successor, by contract or pursuant to any Law, rule or regulation or otherwise. “Tax Damages” means any Seller Tax Group Taxes. “Tax Return” means any return, declaration, report, claim for refund, or information return or statement or other document filed or required to be filed with any Governmental Entity with respect to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

16 “Taxing Authority” means any Governmental Entity having or purporting to have jurisdiction with respect to any Tax. “Termination Fee” means $30,000,000. “Ticking Fee Amount” means, if the Closing has not occurred within one hundred twenty (120) days of the date hereof, fifty percent (50%) of the Ticking Fee (as defined in that certain fee letter provided to Sellers on the date hereof). “Topco” means Express Wash Topco, LLC, a Delaware limited liability company. “Transaction Documents” means this Agreement and each other agreement, instrument, certificate and document to be executed or delivered by or on behalf of any of the Parties pursuant hereto or thereto or in connection herewith or therewith, including the Equity Financing Commitments, the Limited Guarantees, the SLB PSA, the Seller Note (or, if applicable, the Seller Credit Agreement), the Transition Services Agreement, the Employee Leasing Agreement and the License Agreement. “Transaction Tax Deductions” means any loss or deduction, to the extent deductible for applicable Tax purposes at a “more likely than not” or higher level of comfort, resulting from or attributable to (a) the payment of Unpaid Company Transaction Expenses; (b) the payment of fees, expenses and interest (including amounts treated as interest for Tax purposes and any breakage fees or accelerated deferred financing fees) incurred by the Company Group with respect to the payment of Funded Debt in connection with the transactions contemplated by this Agreement; and (c) any other transaction costs of the Company Group with respect to the transactions contemplated hereby that are economically borne by the Seller Group. “Transactions” means the Acquisition and the other transactions contemplated by this Agreement. “Transfer Date” means (i) with respect to Immediate Transfer Employees, the Closing Date and (ii) with respect to Leased Employees, the final day of the Services Period. “Transfer Taxes” means all transfer, documentary, sales, use, stamp, value-added, registration, and other similar Taxes (including all recording fees, applicable real estate transfer Taxes, but excluding any income, capital gains or real property transfer gains Taxes) incurred by any person in connection with the Acquisition. “Transition Services Agreement” means the transition services agreement to be entered into by a member of the Seller Group (other than the Company Group) to be designated by DBI and the Company, in substantially the form of Exhibit A. “Unpaid Company Transaction Expenses” means (i) the Ticking Fee Amount (if any) and (ii) to the extent unpaid as of immediately prior to the Measurement Time (but determined after giving effect to items triggered by the Closing and including any Unpaid Company Transaction Expenses that may arise from and after the Measurement Time, if applicable), the aggregate fees, costs, expenses and other amounts payable by, committed to, or subject to reimbursement by, the Company Group (or for which any member of the Company Group is

17 liable), related to or otherwise incurred in connection with (x) this Agreement and the Other Transaction Documents, and the performance of the transactions contemplated hereby and thereby, or (y) any alternative transactions considered, discussed or negotiated in connection with the process conducted by William Blair, including (a) the amount of any investment banking, accounting, attorney, advisor or other professional service provider fees (including brokerage commissions, finders’ fees or similar compensation), expenses and disbursements and (b) any and all change of control, stay bonus, transaction completion bonus, discretionary bonus, retention payment, severance payment or other similar payment or benefit payable, triggered by, accelerating, accruing or incurred as a result of or in connection with the Transactions for which any member of the Company Group is liable, whether alone or in connection with any other event, including the passage of time, (together with any employment, social security, payroll and similar Taxes or statutorily required payments payable by any member of the Company Group in connection with such payments or in connection with the payment and vesting of any equity or equity-based incentive), excluding, for the avoidance of doubt, any consideration payable to any employee solely due to the actions or decisions made by Purchaser at or after the Closing. “Willful Breach” means (i) an action or failure to act by one of the Parties that constitutes a material breach of this Agreement, and such action was taken or such failure occurred with such party’s knowledge or intention that such action or failure to act would reasonably be expected to constitute a material breach of this Agreement or (ii) a willful and intentional breach of any of the representations and warranties of a Party contained in this Agreement. “Working Capital” means as of any time (i) the combined current assets of the Company Group, as of such time, minus (ii) the combined current liabilities of the Company Group as of such time, in each case, as determined and calculated in accordance with the Accounting Principles; provided that, notwithstanding the foregoing, Working Capital shall expressly exclude (1) cash and cash equivalents, (2) loans or receivables from the Seller Group or any of their respective Affiliates, (3) Funded Debt and any assets or contra liabilities relating thereto (including unamortized debt issuance costs), (4) Unpaid Company Transaction Expenses and (5) any current or deferred income Tax assets or liabilities. The following defined terms have the respective meanings ascribed to such terms in the respective Sections set forth below: Term Section A&M .................................................................................................................................... Recitals A&M Equity Financing Commitment ................................................................................. Recitals A&M Limited Guarantee ..................................................................................................... Recitals Accounting Firm ....................................................................................................... Section 1.04(b) Agreement .......................................................................................................................... Preamble Allocation ................................................................................................................. Section 7.06(m) Authorization ............................................................................................................ Section 2.03(b) Business ............................................................................................................................... Recitals Business Guarantee ....................................................................................................... Section 6.02 Business Independent Contractor ............................................................................. Section 2.18(d) Car Wash Sites ..................................................................................................................... Recitals

18 Closing ...................................................................................................................... Section 1.02(a) Closing Date.............................................................................................................. Section 1.02(a) Company ............................................................................................................................ Preamble Company Environmental Permit............................................................................... Section 2.17(b) Company Intellectual Property ................................................................................. Section 2.10(b) Company Registered Intellectual Property ............................................................... Section 2.10(b) Competitive Activities .............................................................................................. Section 7.08(c) Consent ..................................................................................................................... Section 2.03(a) Coronavirus Aid ............................................................................................................ Section 2.25 Current and Former Business Employees ................................................................. Section 2.18(a) Customary Contracts .................................................................................................. Section 2.07(i) Data Room .................................................................................................................. Section 12.06 DBI ..................................................................................................................................... Preamble Debt Financing .......................................................................................................... Section 4.06(a) Debt Financing Commitment .................................................................................... Section 4.06(a) Debt Financing Source Parties .................................................................................... Section 12.02 Debt Financing Sources ............................................................................................ Section 4.06(a) Definitive Financing Agreement............................................................................... Section 7.07(b) DFS Provisions ........................................................................................................... Section 12.02 Disagreement Deadline ............................................................................................. Section 1.04(b) Employee Leasing Agreement .................................................................................. Section 1.02(b) Employment Exclusions ............................................................................................... Section 2.20 Equity Financing .................................................................................................................. Recitals Equity Financing Commitment ............................................................................................ Recitals Equity Financing Commitments .......................................................................................... Recitals Estimated Statement...................................................................................................... Section 1.03 Existing Excluded Site .............................................................................................. Section 7.08(c) F Reorganization .................................................................................................................. Recitals Fee Letter .................................................................................................................. Section 4.06(a) Filing ......................................................................................................................... Section 2.03(b) Financial Statements ..................................................................................................... Section 2.05 Financing................................................................................................................... Section 4.06(a) Financing Commitments ........................................................................................... Section 4.06(a) HSR Act .................................................................................................................... Section 8.01(d) Immediate Transfer Employee .................................................................................... Section 10.01 Indemnified Party....................................................................................................... Section 7.06(l) Indemnifying Parties ................................................................................................... Section 11.03 Insurance Policies ..................................................................................................... Section 2.21(a) Interests ................................................................................................................................ Recitals Latest Balance Sheet ..................................................................................................... Section 2.05 Latest Balance Sheet Date ............................................................................................ Section 2.05 Lease ......................................................................................................................... Section 2.09(b) Leased Real Property ................................................................................................ Section 2.09(b) Lien ........................................................................................................................... Section 2.03(a) Limited Guarantee ............................................................................................................... Recitals Material Contract ...................................................................................................... Section 2.11(b)

19 Material Supplier .......................................................................................................... Section 2.23 Non-Competition Parties .......................................................................................... Section 7.08(c) Nonparty Affiliates ..................................................................................................... Section 12.16 Note Purchaser .......................................................................................................... Section 6.06(a) Notice of Disagreement ............................................................................................ Section 1.04(b) Oaktree ................................................................................................................................. Recitals Oaktree Equity Financing Commitment .............................................................................. Recitals Oaktree Limited Guarantee .................................................................................................. Recitals Outside Date.............................................................................................................. Section 9.01(d) Owned Real Property ................................................................................................ Section 2.09(a) Parent ................................................................................................................................. Preamble Parties ................................................................................................................................. Preamble Party ................................................................................................................................... Preamble Pipeline Sites ............................................................................................................. Section 2.09(n) Proposed Closing Date .............................................................................................. Section 9.01(f) Protected Information ................................................................................................. Section 12.15 Purchaser ............................................................................................................................ Preamble Purchaser 401(k) Plan ................................................................................................. Section 10.06 Purchaser Benefit Plans .......................................................................................... Section 10.04(a) Purchaser Indemnified Parties .................................................................................... Section 11.03 Purchaser Prepared Tax Return ................................................................................ Section 7.06(d) Qualifying Termination ............................................................................................ Section 9.03(b) R&W Insurance Policy ................................................................................................. Section 6.04 Real Property ............................................................................................................ Section 2.09(b) Recovery Excess Amount ........................................................................................... Section 11.03 Remedies Exception.................................................................................................. Section 2.02(c) Representatives ............................................................................................................. Section 6.01 Resolution Period ...................................................................................................... Section 1.04(b) Restricted Territory ................................................................................................... Section 7.08(c) ROFO ........................................................................................................................ Section 7.08(c) Sale/Leaseback Transaction ...................................................................................... Section 4.06(a) Sample Calculation ................................................................................................... Section 1.04(b) Seller 1 ............................................................................................................................... Preamble Seller 2 ............................................................................................................................... Preamble Seller 401(k) Plan ....................................................................................................... Section 10.06 Seller Business Guarantor ............................................................................................. Section 6.02 Seller Closing Notice ................................................................................................ Section 9.01(f) Seller Guarantee Release .............................................................................................. Section 6.02 Seller Insurance ............................................................................................................. Section 6.03 Seller Parties ...................................................................................................................... Preamble Seller Party Controlled Site ...................................................................................... Section 2.09(e) Sellers ................................................................................................................................. Preamble Shares ................................................................................................................................... Recitals SLB Buyers ............................................................................................................... Section 4.06(a) SLB PSA ................................................................................................................... Section 4.06(a) Sponsor ................................................................................................................................ Recitals

20 Sponsors ............................................................................................................................... Recitals Statement................................................................................................................... Section 1.04(a) Sublease .................................................................................................................... Section 2.09(d) Surviving Covenants ................................................................................................... Section 11.01 Surviving Intercompany Subleases ............................................................................... Section 5.04 Tax Contest ........................................................................................................... Section 7.06(e)(i) Tax Purchaser........................................................................................................... Section 7.06(m) Tax Records .............................................................................................................. Section 7.03(c) Tax Refunds .............................................................................................................. Section 7.06(f) Third Party Claim ....................................................................................................... Section 11.03 Transferred Employee ................................................................................................. Section 10.01 Vendor Contract ................................................................................................ Section 5.02(c)(xiii) WARN ...................................................................................................................... Section 2.18(e)